UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-03651
Touchstone Strategic Trust - June Funds
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
Registrant's telephone number, including area code:
800-638-8194
Date of fiscal year end:
June 30
Date of reporting period:
June 30, 2024

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Touchstone Balanced Fund CLASS A - SEBLX

Touchstone Balanced Fund CLASS C - SBACX

Touchstone Balanced Fund CLASS Y - SIBLX

Touchstone Balanced Fund CLASS R6 - TBARX

Touchstone Core Municipal Bond Fund CLASS A - TOHAX

Touchstone Core Municipal Bond Fund CLASS C - TOHCX

Touchstone Core Municipal Bond Fund CLASS Y - TOHYX

Touchstone Core Municipal Bond Fund INSTITUTIONAL CLASS - TOHIX

Touchstone International Value Fund CLASS A - SWRLX

Touchstone International Value Fund CLASS C - SWFCX

Touchstone International Value Fund CLASS Y - SIIEX

Touchstone International Value Fund INSTITUTIONAL CLASS - TOIIX

Touchstone Large Cap Focused Fund CLASS A - SENCX

Touchstone Large Cap Focused Fund CLASS C - SCSCX

Touchstone Large Cap Focused Fund CLASS Y - SICWX

Touchstone Large Cap Focused Fund INSTITUTIONAL CLASS - SCRLX

Touchstone Large Cap Focused Fund CLASS R6 - TSRLX

Touchstone Large Cap Fund CLASS A - TACLX

Touchstone Large Cap Fund CLASS C - TFCCX

Touchstone Large Cap Fund CLASS Y - TLCYX

Touchstone Large Cap Fund INSTITUTIONAL CLASS - TLCIX

Touchstone Large Company Growth Fund CLASS A - TSAGX

Touchstone Large Company Growth Fund CLASS C - TCGLX

Touchstone Large Company Growth Fund CLASS Y - TLGYX

Touchstone Large Company Growth Fund INSTITUTIONAL CLASS - DSMLX

Touchstone Small Company Fund CLASS A - SAGWX

Touchstone Small Company Fund CLASS C - SSCOX

Touchstone Small Company Fund CLASS Y - SIGWX

Touchstone Small Company Fund INSTITUTIONAL CLASS - TICSX

Touchstone Small Company Fund CLASS R6 - SSRRX

Touchstone Value Fund CLASS A - TVLAX

Touchstone Value Fund CLASS C - TVLCX

Touchstone Value Fund CLASS Y - TVLYX

Touchstone Value Fund INSTITUTIONAL CLASS - TVLIX

Touchstone Value Fund CLASS R6 - TVLRX

Touchstone Balanced Fund
CLASS A | SEBLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Balanced Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$107	1.01%
Management’s Discussion of Fund Performance
The Fund seeks to achieve its investment goal of providing capital appreciation and current income by generally investing in a diversified portfolio comprising 60% equity securities and 40% fixed-income securities. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Fund's Class A shares performance was 12.22% (excluding sales loads) for the reporting period.
Financial market volatility has been elevated in the face of uncertain monetary policy, mixed economic indicators, and increased geopolitical risks. The S&P 500® Index performance has been driven by the ongoing leadership of artificial intelligence related stocks; however, the broader market exhibited narrow breadth as small caps struggled and growth stocks outperformed value. Interest rates continue to experience volatility as investors adjust their expectations for rate cuts and analyze new economic data’s implication for monetary policy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Equity Security Selection	Negative	Selections within the Technology and Health Care sectors were the primary drivers of underperformance within equities.
Interest Rate Management	Negative	Interest rates have been extremely volatile as investors have endeavored to forecast rate cuts following the Fed’s last rate hike in July 2023. The Fund’s fixed income allocation’s duration position short of the benchmark’s represented a modest relative performance headwind.
Asset Allocation	Positive	The Fund maintained an overweight allocation to equities which outperformed fixed income over the past 12 months.
Fixed Income Security Selection	Positive	Security selection within Investment Grade Corporates and Securitized contributed to relative outperformance.
Equities, as measured by the S&P 500® Index, exhibited strong performance over the last 12 months and, in seeking to target a moderate amount of risk relative to the benchmark, the Fund has used periods of strong performance to trim equity exposure. The Fund has moved up in quality within the fixed income allocation as spreads are near historically tight levels and the risk/reward is skewed to the downside.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class A	6.61%	8.00%	7.58%
Class A - excluding sales load	12.22%	9.11%	8.13%
Russell 3000® Index	23.13%	14.14%	12.15%
Bloomberg U.S. Aggregate Bond Index	2.63%	-0.23%	1.35%
60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.06%	9.06%	8.36%
60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.42%	9.01%	8.38%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$916,751,321
Total number of portfolio holdings	299
Total advisory fees paid	$4,164,476
Portfolio turnover rate	70%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Common Stocks	63.9%
Corporate Bonds	12.5%
U.S. Treasury Obligations	11.7%
U.S. Government Mortgage-Backed Obligations	3.5%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	1.8%
Non-Agency Collateralized Mortgage Obligations	1.7%
Agency Collateralized Mortgage Obligations	0.6%
Sovereign Government Obligations	0.3%
Short-Term Investment Fund	1.6%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	55.6%
AA/Aa	7.7%
A/A	12.8%
BBB/Baa	21.7%
BB/Ba	0.3%
B/B	0.2%
Not Rated	1.7%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Balanced Fund
CLASS C | SBACX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Balanced Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$187	1.77%
Management’s Discussion of Fund Performance
The Fund seeks to achieve its investment goal of providing capital appreciation and current income by generally investing in a diversified portfolio comprising 60% equity securities and 40% fixed-income securities. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Fund's Class C shares performance was 11.38% (excluding sales loads) for the reporting period.
Financial market volatility has been elevated in the face of uncertain monetary policy, mixed economic indicators, and increased geopolitical risks. The S&P 500® Index performance has been driven by the ongoing leadership of artificial intelligence related stocks; however, the broader market exhibited narrow breadth as small caps struggled and growth stocks outperformed value. Interest rates continue to experience volatility as investors adjust their expectations for rate cuts and analyze new economic data’s implication for monetary policy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Equity Security Selection	Negative	Selections within the Technology and Health Care sectors were the primary drivers of underperformance within equities.
Interest Rate Management	Negative	Interest rates have been extremely volatile as investors have endeavored to forecast rate cuts following the Fed’s last rate hike in July 2023. The Fund’s fixed income allocation’s duration position short of the benchmark’s represented a modest relative performance headwind.
Asset Allocation	Positive	The Fund maintained an overweight allocation to equities which outperformed fixed income over the past 12 months.
Fixed Income Security Selection	Positive	Security selection within Investment Grade Corporates and Securitized contributed to relative outperformance.
Equities, as measured by the S&P 500® Index, exhibited strong performance over the last 12 months and, in seeking to target a moderate amount of risk relative to the benchmark, the Fund has used periods of strong performance to trim equity exposure. The Fund has moved up in quality within the fixed income allocation as spreads are near historically tight levels and the risk/reward is skewed to the downside.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class C	10.38%	8.29%	7.47%
Class C - excluding sales load	11.38%	8.29%	7.47%
Russell 3000® Index	23.13%	14.14%	12.15%
Bloomberg U.S. Aggregate Bond Index	2.63%	-0.23%	1.35%
60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.06%	9.06%	8.36%
60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.42%	9.01%	8.38%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$916,751,321
Total number of portfolio holdings	299
Total advisory fees paid	$4,164,476
Portfolio turnover rate	70%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Common Stocks	63.9%
Corporate Bonds	12.5%
U.S. Treasury Obligations	11.7%
U.S. Government Mortgage-Backed Obligations	3.5%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	1.8%
Non-Agency Collateralized Mortgage Obligations	1.7%
Agency Collateralized Mortgage Obligations	0.6%
Sovereign Government Obligations	0.3%
Short-Term Investment Fund	1.6%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	55.6%
AA/Aa	7.7%
A/A	12.8%
BBB/Baa	21.7%
BB/Ba	0.3%
B/B	0.2%
Not Rated	1.7%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Balanced Fund
CLASS Y | SIBLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Balanced Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$83	0.78%
Management’s Discussion of Fund Performance
The Fund seeks to achieve its investment goal of providing capital appreciation and current income by generally investing in a diversified portfolio comprising 60% equity securities and 40% fixed-income securities. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Fund's Class Y shares performance was 12.51% for the reporting period.
Financial market volatility has been elevated in the face of uncertain monetary policy, mixed economic indicators, and increased geopolitical risks. The S&P 500® Index performance has been driven by the ongoing leadership of artificial intelligence related stocks; however, the broader market exhibited narrow breadth as small caps struggled and growth stocks outperformed value. Interest rates continue to experience volatility as investors adjust their expectations for rate cuts and analyze new economic data’s implication for monetary policy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Equity Security Selection	Negative	Selections within the Technology and Health Care sectors were the primary drivers of underperformance within equities.
Interest Rate Management	Negative	Interest rates have been extremely volatile as investors have endeavored to forecast rate cuts following the Fed’s last rate hike in July 2023. The Fund’s fixed income allocation’s duration position short of the benchmark’s represented a modest relative performance headwind.
Asset Allocation	Positive	The Fund maintained an overweight allocation to equities which outperformed fixed income over the past 12 months.
Fixed Income Security Selection	Positive	Security selection within Investment Grade Corporates and Securitized contributed to relative outperformance.
Equities, as measured by the S&P 500® Index, exhibited strong performance over the last 12 months and, in seeking to target a moderate amount of risk relative to the benchmark, the Fund has used periods of strong performance to trim equity exposure. The Fund has moved up in quality within the fixed income allocation as spreads are near historically tight levels and the risk/reward is skewed to the downside.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Y	12.51%	9.36%	8.36%
Russell 3000® Index	23.13%	14.14%	12.15%
Bloomberg U.S. Aggregate Bond Index	2.63%	-0.23%	1.35%
60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.06%	9.06%	8.36%
60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.42%	9.01%	8.38%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$916,751,321
Total number of portfolio holdings	299
Total advisory fees paid	$4,164,476
Portfolio turnover rate	70%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Common Stocks	63.9%
Corporate Bonds	12.5%
U.S. Treasury Obligations	11.7%
U.S. Government Mortgage-Backed Obligations	3.5%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	1.8%
Non-Agency Collateralized Mortgage Obligations	1.7%
Agency Collateralized Mortgage Obligations	0.6%
Sovereign Government Obligations	0.3%
Short-Term Investment Fund	1.6%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	55.6%
AA/Aa	7.7%
A/A	12.8%
BBB/Baa	21.7%
BB/Ba	0.3%
B/B	0.2%
Not Rated	1.7%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Balanced Fund
CLASS R6 | TBARX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Balanced Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$68	0.64%
Management’s Discussion of Fund Performance
The Fund seeks to achieve its investment goal of providing capital appreciation and current income by generally investing in a diversified portfolio comprising 60% equity securities and 40% fixed-income securities. With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund will invest primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Fund's Class R6 shares performance was 12.63% for the reporting period.
Financial market volatility has been elevated in the face of uncertain monetary policy, mixed economic indicators, and increased geopolitical risks. The S&P 500® Index performance has been driven by the ongoing leadership of artificial intelligence related stocks; however, the broader market exhibited narrow breadth as small caps struggled and growth stocks outperformed value. Interest rates continue to experience volatility as investors adjust their expectations for rate cuts and analyze new economic data’s implication for monetary policy.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Equity Security Selection	Negative	Selections within the Technology and Health Care sectors were the primary drivers of underperformance within equities.
Interest Rate Management	Negative	Interest rates have been extremely volatile as investors have endeavored to forecast rate cuts following the Fed’s last rate hike in July 2023. The Fund’s fixed income allocation’s duration position short of the benchmark’s represented a modest relative performance headwind.
Asset Allocation	Positive	The Fund maintained an overweight allocation to equities which outperformed fixed income over the past 12 months.
Fixed Income Security Selection	Positive	Security selection within Investment Grade Corporates and Securitized contributed to relative outperformance.
Equities, as measured by the S&P 500® Index, exhibited strong performance over the last 12 months and, in seeking to target a moderate amount of risk relative to the benchmark, the Fund has used periods of strong performance to trim equity exposure. The Fund has moved up in quality within the fixed income allocation as spreads are near historically tight levels and the risk/reward is skewed to the downside.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class R6[1]	12.63%	9.33%	8.24%
Russell 3000® Index	23.13%	14.14%	12.15%
Bloomberg U.S. Aggregate Bond Index	2.63%	-0.23%	1.35%
60% Russell 1000® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.06%	9.06%	8.36%
60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index	15.42%	9.01%	8.38%
[1]	The inception date was October 28, 2021. Performance information was calculated using the historical performance of Class A shares for the period prior to October 28, 2021.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$916,751,321
Total number of portfolio holdings	299
Total advisory fees paid	$4,164,476
Portfolio turnover rate	70%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Common Stocks	63.9%
Corporate Bonds	12.5%
U.S. Treasury Obligations	11.7%
U.S. Government Mortgage-Backed Obligations	3.5%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	1.8%
Non-Agency Collateralized Mortgage Obligations	1.7%
Agency Collateralized Mortgage Obligations	0.6%
Sovereign Government Obligations	0.3%
Short-Term Investment Fund	1.6%
Other Assets/Liabilities (Net)	0.4%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	55.6%
AA/Aa	7.7%
A/A	12.8%
BBB/Baa	21.7%
BB/Ba	0.3%
B/B	0.2%
Not Rated	1.7%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Core Municipal Bond Fund
CLASS A | TOHAX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Core Municipal Bond Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$81	0.80%
Management’s Discussion of Fund Performance
The Fund seeks a high level of current income exempt from federal income taxes, consistent with the protection of capital by investing primarily in high-quality, municipal debt issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories.
The Fund's Class A shares performance was 3.27% (excluding sales loads) for the reporting period.
As a result of significant Treasury volatility, Municipal investors experienced a roller coaster ride as yields moved rapidly up and down throughout the period. Relatively speaking, Municipals held up well versus comparable Treasuries which has kept Municipal/Treasury ratios on the richer side, and credit risk remains well contained for most issuers. Strong summer seasonals helped to drive both yields and spreads lower at the end of the period, which pushed year to date returns on the Bloomberg Municipal Bond Index back to a more palatable percentage.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Sector	Positive	Overweight to A, BBB credits benefitted from spread tightening, added yield carry and higher sector volatility.
Active Trading	Positive	Benefitted from attractive new issue pricing and selling overvalued bonds.
Security Selection	Positive	Slight benefit from individual securities with advantageous risk/reward characteristics such as below investment grade.
Duration/Curve Tilts	Negative	Long duration profile was the primary driver of negative excess return but was slightly offset by the modest barbell curve allocation.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class A	-0.08%	0.36%	1.32%
Class A - excluding sales load	3.27%	0.77%	1.82%
Bloomberg Municipal Bond Index	3.21%	1.16%	2.39%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$49,318,943
Total number of portfolio holdings	92
Total advisory fees paid	$203,835
Portfolio turnover rate	27%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Fixed Rate Revenue Bonds	75.9%
General Obligation Bonds	21.1%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.1%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	1.4%
AA/Aa	47.6%
A/A	37.1%
BBB/Baa	11.7%
BB/Ba	0.9%
Not Rated	1.3%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Core Municipal Bond Fund
CLASS C | TOHCX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Core Municipal Bond Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$157	1.55%
Management’s Discussion of Fund Performance
The Fund seeks a high level of current income exempt from federal income taxes, consistent with the protection of capital by investing primarily in high-quality, municipal debt issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories.
The Fund's Class C shares performance was 2.41% (excluding sales loads) for the reporting period.
As a result of significant Treasury volatility, Municipal investors experienced a roller coaster ride as yields moved rapidly up and down throughout the period. Relatively speaking, Municipals held up well versus comparable Treasuries which has kept Municipal/Treasury ratios on the richer side, and credit risk remains well contained for most issuers. Strong summer seasonals helped to drive both yields and spreads lower at the end of the period, which pushed year to date returns on the Bloomberg Municipal Bond Index back to a more palatable percentage.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Sector	Positive	Overweight to A, BBB credits benefitted from spread tightening, added yield carry and higher sector volatility.
Active Trading	Positive	Benefitted from attractive new issue pricing and selling overvalued bonds.
Security Selection	Positive	Slight benefit from individual securities with advantageous risk/reward characteristics such as below investment grade.
Duration/Curve Tilts	Negative	Long duration profile was the primary driver of negative excess return but was slightly offset by the modest barbell curve allocation.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class C	1.41%	-0.03%	1.19%
Class C - excluding sales load	2.41%	-0.03%	1.19%
Bloomberg Municipal Bond Index	3.21%	1.16%	2.39%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$49,318,943
Total number of portfolio holdings	92
Total advisory fees paid	$203,835
Portfolio turnover rate	27%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Fixed Rate Revenue Bonds	75.9%
General Obligation Bonds	21.1%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.1%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	1.4%
AA/Aa	47.6%
A/A	37.1%
BBB/Baa	11.7%
BB/Ba	0.9%
Not Rated	1.3%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Core Municipal Bond Fund
CLASS Y | TOHYX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Core Municipal Bond Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$56	0.55%
Management’s Discussion of Fund Performance
The Fund seeks a high level of current income exempt from federal income taxes, consistent with the protection of capital by investing primarily in high-quality, municipal debt issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories.
The Fund's Class Y shares performance was 3.72% for the reporting period.
As a result of significant Treasury volatility, Municipal investors experienced a roller coaster ride as yields moved rapidly up and down throughout the period. Relatively speaking, Municipals held up well versus comparable Treasuries which has kept Municipal/Treasury ratios on the richer side, and credit risk remains well contained for most issuers. Strong summer seasonals helped to drive both yields and spreads lower at the end of the period, which pushed year to date returns on the Bloomberg Municipal Bond Index back to a more palatable percentage.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Sector	Positive	Overweight to A, BBB credits benefitted from spread tightening, added yield carry and higher sector volatility.
Active Trading	Positive	Benefitted from attractive new issue pricing and selling overvalued bonds.
Security Selection	Positive	Slight benefit from individual securities with advantageous risk/reward characteristics such as below investment grade.
Duration/Curve Tilts	Negative	Long duration profile was the primary driver of negative excess return but was slightly offset by the modest barbell curve allocation.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Y1	3.72%	1.08%	2.05%
Bloomberg Municipal Bond Index	3.21%	1.16%	2.39%
[1]	The inception date was August 30, 2016. Performance information was calculated using the historical performance of Class A shares for the periods prior to August 30, 2016.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$49,318,943
Total number of portfolio holdings	92
Total advisory fees paid	$203,835
Portfolio turnover rate	27%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Fixed Rate Revenue Bonds	75.9%
General Obligation Bonds	21.1%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.1%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	1.4%
AA/Aa	47.6%
A/A	37.1%
BBB/Baa	11.7%
BB/Ba	0.9%
Not Rated	1.3%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Core Municipal Bond Fund
INSTITUTIONAL CLASS | TOHIX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Core Municipal Bond Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$49	0.48%
Management’s Discussion of Fund Performance
The Fund seeks a high level of current income exempt from federal income taxes, consistent with the protection of capital by investing primarily in high-quality, municipal debt issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories.
The Fund's Institutional Class shares performance was 3.60% for the reporting period.
As a result of significant Treasury volatility, Municipal investors experienced a roller coaster ride as yields moved rapidly up and down throughout the period. Relatively speaking, Municipals held up well versus comparable Treasuries which has kept Municipal/Treasury ratios on the richer side, and credit risk remains well contained for most issuers. Strong summer seasonals helped to drive both yields and spreads lower at the end of the period, which pushed year to date returns on the Bloomberg Municipal Bond Index back to a more palatable percentage.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Sector	Positive	Overweight to A, BBB credits benefitted from spread tightening, added yield carry and higher sector volatility.
Active Trading	Positive	Benefitted from attractive new issue pricing and selling overvalued bonds.
Security Selection	Positive	Slight benefit from individual securities with advantageous risk/reward characteristics such as below investment grade.
Duration/Curve Tilts	Negative	Long duration profile was the primary driver of negative excess return but was slightly offset by the modest barbell curve allocation.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Institutional Class[1]	3.60%	1.10%	2.07%
Bloomberg Municipal Bond Index	3.21%	1.16%	2.39%
[1]	The inception date was August 30, 2016. Performance information was calculated using the historical performance of Class A shares for the periods prior to August 30, 2016.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$49,318,943
Total number of portfolio holdings	92
Total advisory fees paid	$203,835
Portfolio turnover rate	27%
Graphical Representation of Holdings
Asset Category (% of Net Assets)
Fixed Rate Revenue Bonds	75.9%
General Obligation Bonds	21.1%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.1%
Total	100.0%
Credit Quality* (% of Fixed Income Securities)
AAA/Aaa	1.4%
AA/Aa	47.6%
A/A	37.1%
BBB/Baa	11.7%
BB/Ba	0.9%
Not Rated	1.3%
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investor Service ("Moody's"). If agency ratings differ, the higher ratings will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone International Value Fund
CLASS A | SWRLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone International Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407. This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$136	1.34%
Management’s Discussion of Fund Performance
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies in non-U.S. developed and emerging market countries. The investment philosophy focuses on identifying businesses whose securities are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow but show signs of recent improvement.
The Fund's Class A shares performance was 3.41% (excluding sales loads) for the reporting period.
We continue to observe historically wide valuation spreads between Value and Growth stocks across global markets and the Fund continues to trade at significant discounts relative to the benchmark index. From a style perspective, international Value stocks outperformed Growth over the full 12-month period but underperformed Growth over the month of June 2024, when the current sub-adviser assumed portfolio management responsibilities. During the latter portion of the period, market sentiment drove an ongoing dominance of mega-cap growth stocks during June, which negatively impacted the Fund.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Deep Value bias	Negative	Value was generally out of favor during the 6-month period ending June 2024, representing a relative performance headwind. But over the full 12-month period, Value outperformed Growth.
Overweight Smaller Capitalization Stocks relative to the benchmark	Negative	The Fund’s smaller capitalization bias detracted given the continued dominance of mega-cap stocks over the period.
Sector Allocation	Negative	Sector allocation relative detraction was due to a large underweight to the Financials sector by the previous sub-adviser.
At the end of the period, the Fund was overweight Financials, Energy, Information Technology, and Materials while underweight Industrials, Consumer Staples, and Communication Services. At the industry level, the Fund was overweight Pharmaceuticals, Machinery, and Insurance while underweight Semiconductor & Semiconductor Equipment, Food Products, and Textiles, Apparel & Luxury Goods.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class A	-1.79%	3.54%	3.07%
Class A - excluding sales load	3.41%	4.60%	3.60%
MSCI All Country World Ex USA Index	11.62%	5.55%	3.84%
MSCI EAFE Index	11.54%	6.46%	4.33%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$105,422,346
Total number of portfolio holdings	81
Total advisory fees paid	$780,451
Portfolio turnover rate	112%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	24.2%
Information Technology	12.6%
Consumer Discretionary	12.1%
Industrials	10.6%
Health Care	10.1%
Materials	8.7%
Energy	7.5%
Consumer Staples	4.5%
Communication Services	3.3%
Utilities	2.0%
Real Estate	1.3%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Geographical Allocation (% of Net Assets)
Common Stocks
Japan	16.1%
China	7.5%
France	7.2%
United Kingdom	6.1%
Taiwan	5.6%
Germany	5.2%
India	5.1%
South Korea	4.8%
Canada	4.6%
Switzerland	4.4%
Netherlands	3.9%
Italy	3.7%
Other Countries	22.7%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Material Fund Changes
The following is a summary of certain changes made to the Fund since the beginning of the reporting period. For more complete information, you may review the Fund’s prospectus which we expect to be available by October 31, 2024, at touchstoneinvestments.com/mutual-funds or upon request at 800.543.0407. On April 30, 2024, the Fund’s name was changed from the Touchstone International Equity Fund to the Touchstone International Value Fund. In connection with the name change, LSV Asset Management was appointed as the Fund’s sub-adviser, changes were made to the Fund’s investment goal and principal investment strategies to reflect LSV’s investment strategy, and the expense limitations were reduced to 1.26%, 1.89%, 0.89%, and 0.79% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone International Value Fund
CLASS C | SWFCX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone International Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407. This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$200	1.97%
Management’s Discussion of Fund Performance
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies in non-U.S. developed and emerging market countries. The investment philosophy focuses on identifying businesses whose securities are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow but show signs of recent improvement.
The Fund's Class C shares performance was 2.85% (excluding sales loads) for the reporting period.
We continue to observe historically wide valuation spreads between Value and Growth stocks across global markets and the Fund continues to trade at significant discounts relative to the benchmark index. From a style perspective, international Value stocks outperformed Growth over the full 12-month period but underperformed Growth over the month of June 2024, when the current sub-adviser assumed portfolio management responsibilities. During the latter portion of the period, market sentiment drove an ongoing dominance of mega-cap growth stocks during June, which negatively impacted the Fund.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Deep Value bias	Negative	Value was generally out of favor during the 6-month period ending June 2024, representing a relative performance headwind. But over the full 12-month period, Value outperformed Growth.
Overweight Smaller Capitalization Stocks relative to the benchmark	Negative	The Fund’s smaller capitalization bias detracted given the continued dominance of mega-cap stocks over the period.
Sector Allocation	Negative	Sector allocation relative detraction was due to a large underweight to the Financials sector by the previous sub-adviser.
At the end of the period, the Fund was overweight Financials, Energy, Information Technology, and Materials while underweight Industrials, Consumer Staples, and Communication Services. At the industry level, the Fund was overweight Pharmaceuticals, Machinery, and Insurance while underweight Semiconductor & Semiconductor Equipment, Food Products, and Textiles, Apparel & Luxury Goods.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class C	1.85%	3.80%	2.74%
Class C - excluding sales load	2.85%	3.80%	2.74%
MSCI All Country World Ex USA Index	11.62%	5.55%	3.84%
MSCI EAFE Index	11.54%	6.46%	4.33%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$105,422,346
Total number of portfolio holdings	81
Total advisory fees paid	$780,451
Portfolio turnover rate	112%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	24.2%
Information Technology	12.6%
Consumer Discretionary	12.1%
Industrials	10.6%
Health Care	10.1%
Materials	8.7%
Energy	7.5%
Consumer Staples	4.5%
Communication Services	3.3%
Utilities	2.0%
Real Estate	1.3%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Geographical Allocation (% of Net Assets)
Common Stocks
Japan	16.1%
China	7.5%
France	7.2%
United Kingdom	6.1%
Taiwan	5.6%
Germany	5.2%
India	5.1%
South Korea	4.8%
Canada	4.6%
Switzerland	4.4%
Netherlands	3.9%
Italy	3.7%
Other Countries	22.7%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Material Fund Changes
The following is a summary of certain changes made to the Fund since the beginning of the reporting period. For more complete information, you may review the Fund’s prospectus which we expect to be available by October 31, 2024, at touchstoneinvestments.com/mutual-funds or upon request at 800.543.0407. On April 30, 2024, the Fund’s name was changed from the Touchstone International Equity Fund to the Touchstone International Value Fund. In connection with the name change, LSV Asset Management was appointed as the Fund’s sub-adviser, changes were made to the Fund’s investment goal and principal investment strategies to reflect LSV’s investment strategy, and the expense limitations were reduced to 1.26%, 1.89%, 0.89%, and 0.79% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone International Value Fund
CLASS Y | SIIEX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone International Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407. This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$99	0.97%
Management’s Discussion of Fund Performance
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies in non-U.S. developed and emerging market countries. The investment philosophy focuses on identifying businesses whose securities are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow but show signs of recent improvement.
The Fund's Class Y shares performance was 3.83% for the reporting period.
We continue to observe historically wide valuation spreads between Value and Growth stocks across global markets and the Fund continues to trade at significant discounts relative to the benchmark index. From a style perspective, international Value stocks outperformed Growth over the full 12-month period but underperformed Growth over the month of June 2024, when the current sub-adviser assumed portfolio management responsibilities. During the latter portion of the period, market sentiment drove an ongoing dominance of mega-cap growth stocks during June, which negatively impacted the Fund.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Deep Value bias	Negative	Value was generally out of favor during the 6-month period ending June 2024, representing a relative performance headwind. But over the full 12-month period, Value outperformed Growth.
Overweight Smaller Capitalization Stocks relative to the benchmark	Negative	The Fund’s smaller capitalization bias detracted given the continued dominance of mega-cap stocks over the period.
Sector Allocation	Negative	Sector allocation relative detraction was due to a large underweight to the Financials sector by the previous sub-adviser.
At the end of the period, the Fund was overweight Financials, Energy, Information Technology, and Materials while underweight Industrials, Consumer Staples, and Communication Services. At the industry level, the Fund was overweight Pharmaceuticals, Machinery, and Insurance while underweight Semiconductor & Semiconductor Equipment, Food Products, and Textiles, Apparel & Luxury Goods.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Y	3.83%	4.98%	3.97%
MSCI All Country World Ex USA Index	11.62%	5.55%	3.84%
MSCI EAFE Index	11.54%	6.46%	4.33%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$105,422,346
Total number of portfolio holdings	81
Total advisory fees paid	$780,451
Portfolio turnover rate	112%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	24.2%
Information Technology	12.6%
Consumer Discretionary	12.1%
Industrials	10.6%
Health Care	10.1%
Materials	8.7%
Energy	7.5%
Consumer Staples	4.5%
Communication Services	3.3%
Utilities	2.0%
Real Estate	1.3%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Geographical Allocation (% of Net Assets)
Common Stocks
Japan	16.1%
China	7.5%
France	7.2%
United Kingdom	6.1%
Taiwan	5.6%
Germany	5.2%
India	5.1%
South Korea	4.8%
Canada	4.6%
Switzerland	4.4%
Netherlands	3.9%
Italy	3.7%
Other Countries	22.7%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Material Fund Changes
The following is a summary of certain changes made to the Fund since the beginning of the reporting period. For more complete information, you may review the Fund’s prospectus which we expect to be available by October 31, 2024, at touchstoneinvestments.com/mutual-funds or upon request at 800.543.0407. On April 30, 2024, the Fund’s name was changed from the Touchstone International Equity Fund to the Touchstone International Value Fund. In connection with the name change, LSV Asset Management was appointed as the Fund’s sub-adviser, changes were made to the Fund’s investment goal and principal investment strategies to reflect LSV’s investment strategy, and the expense limitations were reduced to 1.26%, 1.89%, 0.89%, and 0.79% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone International Value Fund
INSTITUTIONAL CLASS | TOIIX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone International Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407. This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$90	0.88%
Management’s Discussion of Fund Performance
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies in non-U.S. developed and emerging market countries. The investment philosophy focuses on identifying businesses whose securities are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow but show signs of recent improvement.
The Fund's Institutional Class shares performance was 3.93% for the reporting period.
We continue to observe historically wide valuation spreads between Value and Growth stocks across global markets and the Fund continues to trade at significant discounts relative to the benchmark index. From a style perspective, international Value stocks outperformed Growth over the full 12-month period but underperformed Growth over the month of June 2024, when the current sub-adviser assumed portfolio management responsibilities. During the latter portion of the period, market sentiment drove an ongoing dominance of mega-cap growth stocks during June, which negatively impacted the Fund.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Deep Value bias	Negative	Value was generally out of favor during the 6-month period ending June 2024, representing a relative performance headwind. But over the full 12-month period, Value outperformed Growth.
Overweight Smaller Capitalization Stocks relative to the benchmark	Negative	The Fund’s smaller capitalization bias detracted given the continued dominance of mega-cap stocks over the period.
Sector Allocation	Negative	Sector allocation relative detraction was due to a large underweight to the Financials sector by the previous sub-adviser.
At the end of the period, the Fund was overweight Financials, Energy, Information Technology, and Materials while underweight Industrials, Consumer Staples, and Communication Services. At the industry level, the Fund was overweight Pharmaceuticals, Machinery, and Insurance while underweight Semiconductor & Semiconductor Equipment, Food Products, and Textiles, Apparel & Luxury Goods.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Institutional Class[1]	3.93%	5.09%	4.03%
MSCI All Country World Ex USA Index	11.62%	5.55%	3.84%
MSCI EAFE Index	11.54%	6.46%	4.33%
[1]	The inception date was October 30, 2017. Performance information was calculated using the historical performance of Class A shares for the periods prior to October 30, 2017.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$105,422,346
Total number of portfolio holdings	81
Total advisory fees paid	$780,451
Portfolio turnover rate	112%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	24.2%
Information Technology	12.6%
Consumer Discretionary	12.1%
Industrials	10.6%
Health Care	10.1%
Materials	8.7%
Energy	7.5%
Consumer Staples	4.5%
Communication Services	3.3%
Utilities	2.0%
Real Estate	1.3%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Geographical Allocation (% of Net Assets)
Common Stocks
Japan	16.1%
China	7.5%
France	7.2%
United Kingdom	6.1%
Taiwan	5.6%
Germany	5.2%
India	5.1%
South Korea	4.8%
Canada	4.6%
Switzerland	4.4%
Netherlands	3.9%
Italy	3.7%
Other Countries	22.7%
Short-Term Investment Fund	1.9%
Other Assets/Liabilities (Net)	1.2%
Total	100.0%
Material Fund Changes
The following is a summary of certain changes made to the Fund since the beginning of the reporting period. For more complete information, you may review the Fund’s prospectus which we expect to be available by October 31, 2024, at touchstoneinvestments.com/mutual-funds or upon request at 800.543.0407. On April 30, 2024, the Fund’s name was changed from the Touchstone International Equity Fund to the Touchstone International Value Fund. In connection with the name change, LSV Asset Management was appointed as the Fund’s sub-adviser, changes were made to the Fund’s investment goal and principal investment strategies to reflect LSV’s investment strategy, and the expense limitations were reduced to 1.26%, 1.89%, 0.89%, and 0.79% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Focused Fund
CLASS A | SENCX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Focused Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$109	1.00%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with capital appreciation by investing in large capitalization equity securities that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The sub-adviser believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
The Fund's Class A shares performance was 17.79% (excluding sales loads) for the reporting period.
U.S. equities rallied over the last 12-month period ended June 30, 2024 as economic data generally remained strong during the period despite the significant rate hike cycle that began in early 2022. In the back half of the last 12-month period, stocks benefitted from optimism around a peak in the Federal Reserve's tightening schedule amidst some positive developments on the inflation front.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Consumer Discretionary	Contributed	Stock selection within Consumer Discretionary was a high contributor to relative performance.
Communication Services	Contributed	The largest strategy overweight allocation to the sector was a high contributor. Stock selection within the sector was also a positive contributor to relative performance.
Information Technology	Detracted	Stock selection within Information Technology was the largest detractor to relative performance.
The most significant portfolio positioning changes over the reporting period included moving from an underweight to an overweight in the Materials sector, primarily due to the addition of International Flavors and Fragrances Inc. and reducing the cash position over the period.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class A	11.89%	13.38%	11.98%
Class A - excluding sales load	17.79%	14.55%	12.55%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Index	23.88%	14.61%	12.51%
S&P 500® Index	24.56%	15.05%	12.86%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$3,359,471,496
Total number of portfolio holdings	47
Total advisory fees paid	$16,065,472
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	29.8%
Communication Services	15.3%
Financials	13.3%
Health Care	12.5%
Consumer Discretionary	7.9%
Industrials	7.5%
Consumer Staples	3.9%
Energy	2.6%
Materials	2.5%
Real Estate	1.1%
Short-Term Investment Fund	3.6%
Other Assets/Liabilities (Net)	0.0%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Focused Fund
CLASS C | SCSCX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Focused Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$195	1.80%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with capital appreciation by investing in large capitalization equity securities that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The sub-adviser believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
The Fund's Class C shares performance was 16.84% (excluding sales loads) for the reporting period.
U.S. equities rallied over the last 12-month period ended June 30, 2024 as economic data generally remained strong during the period despite the significant rate hike cycle that began in early 2022. In the back half of the last 12-month period, stocks benefitted from optimism around a peak in the Federal Reserve's tightening schedule amidst some positive developments on the inflation front.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Consumer Discretionary	Contributed	Stock selection within Consumer Discretionary was a high contributor to relative performance.
Communication Services	Contributed	The largest strategy overweight allocation to the sector was a high contributor. Stock selection within the sector was also a positive contributor to relative performance.
Information Technology	Detracted	Stock selection within Information Technology was the largest detractor to relative performance.
The most significant portfolio positioning changes over the reporting period included moving from an underweight to an overweight in the Materials sector, primarily due to the addition of International Flavors and Fragrances Inc. and reducing the cash position over the period.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class C	15.84%	13.64%	11.84%
Class C - excluding sales load	16.84%	13.64%	11.84%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Index	23.88%	14.61%	12.51%
S&P 500® Index	24.56%	15.05%	12.86%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$3,359,471,496
Total number of portfolio holdings	47
Total advisory fees paid	$16,065,472
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	29.8%
Communication Services	15.3%
Financials	13.3%
Health Care	12.5%
Consumer Discretionary	7.9%
Industrials	7.5%
Consumer Staples	3.9%
Energy	2.6%
Materials	2.5%
Real Estate	1.1%
Short-Term Investment Fund	3.6%
Other Assets/Liabilities (Net)	0.0%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Focused Fund
CLASS Y | SICWX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Focused Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$80	0.73%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with capital appreciation by investing in large capitalization equity securities that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The sub-adviser believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
The Fund's Class Y shares performance was 18.11% for the reporting period.
U.S. equities rallied over the last 12-month period ended June 30, 2024 as economic data generally remained strong during the period despite the significant rate hike cycle that began in early 2022. In the back half of the last 12-month period, stocks benefitted from optimism around a peak in the Federal Reserve's tightening schedule amidst some positive developments on the inflation front.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Consumer Discretionary	Contributed	Stock selection within Consumer Discretionary was a high contributor to relative performance.
Communication Services	Contributed	The largest strategy overweight allocation to the sector was a high contributor. Stock selection within the sector was also a positive contributor to relative performance.
Information Technology	Detracted	Stock selection within Information Technology was the largest detractor to relative performance.
The most significant portfolio positioning changes over the reporting period included moving from an underweight to an overweight in the Materials sector, primarily due to the addition of International Flavors and Fragrances Inc. and reducing the cash position over the period.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Y	18.11%	14.86%	12.86%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Index	23.88%	14.61%	12.51%
S&P 500® Index	24.56%	15.05%	12.86%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$3,359,471,496
Total number of portfolio holdings	47
Total advisory fees paid	$16,065,472
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	29.8%
Communication Services	15.3%
Financials	13.3%
Health Care	12.5%
Consumer Discretionary	7.9%
Industrials	7.5%
Consumer Staples	3.9%
Energy	2.6%
Materials	2.5%
Real Estate	1.1%
Short-Term Investment Fund	3.6%
Other Assets/Liabilities (Net)	0.0%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Focused Fund
INSTITUTIONAL CLASS | SCRLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Focused Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$76	0.70%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with capital appreciation by investing in large capitalization equity securities that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The sub-adviser believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
The Fund's Institutional Class shares performance was 18.13% for the reporting period.
U.S. equities rallied over the last 12-month period ended June 30, 2024 as economic data generally remained strong during the period despite the significant rate hike cycle that began in early 2022. In the back half of the last 12-month period, stocks benefitted from optimism around a peak in the Federal Reserve's tightening schedule amidst some positive developments on the inflation front.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Consumer Discretionary	Contributed	Stock selection within Consumer Discretionary was a high contributor to relative performance.
Communication Services	Contributed	The largest strategy overweight allocation to the sector was a high contributor. Stock selection within the sector was also a positive contributor to relative performance.
Information Technology	Detracted	Stock selection within Information Technology was the largest detractor to relative performance.
The most significant portfolio positioning changes over the reporting period included moving from an underweight to an overweight in the Materials sector, primarily due to the addition of International Flavors and Fragrances Inc. and reducing the cash position over the period.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Institutional Class[1]	18.13%	14.89%	12.90%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Index	23.88%	14.61%	12.51%
S&P 500® Index	24.56%	15.05%	12.86%
[1]	The inception date was December 23, 2014. Performance information was calculated using the historical performance of Class A shares for the periods prior to December 23, 2014.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$3,359,471,496
Total number of portfolio holdings	47
Total advisory fees paid	$16,065,472
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	29.8%
Communication Services	15.3%
Financials	13.3%
Health Care	12.5%
Consumer Discretionary	7.9%
Industrials	7.5%
Consumer Staples	3.9%
Energy	2.6%
Materials	2.5%
Real Estate	1.1%
Short-Term Investment Fund	3.6%
Other Assets/Liabilities (Net)	0.0%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Focused Fund
CLASS R6 | TSRLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Focused Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$72	0.66%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with capital appreciation by investing in large capitalization equity securities that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The sub-adviser believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
The Fund's Class R6 shares performance was 18.18% for the reporting period.
U.S. equities rallied over the last 12-month period ended June 30, 2024 as economic data generally remained strong during the period despite the significant rate hike cycle that began in early 2022. In the back half of the last 12-month period, stocks benefitted from optimism around a peak in the Federal Reserve's tightening schedule amidst some positive developments on the inflation front.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Consumer Discretionary	Contributed	Stock selection within Consumer Discretionary was a high contributor to relative performance.
Communication Services	Contributed	The largest strategy overweight allocation to the sector was a high contributor. Stock selection within the sector was also a positive contributor to relative performance.
Information Technology	Detracted	Stock selection within Information Technology was the largest detractor to relative performance.
The most significant portfolio positioning changes over the reporting period included moving from an underweight to an overweight in the Materials sector, primarily due to the addition of International Flavors and Fragrances Inc. and reducing the cash position over the period.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class R6[1]	18.18%	14.76%	12.66%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Index	23.88%	14.61%	12.51%
S&P 500® Index	24.56%	15.05%	12.86%
[1]	The inception date was October 28, 2021. Performance information was calculated using the historical performance of Class A shares for the periods prior to October 28, 2021.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$3,359,471,496
Total number of portfolio holdings	47
Total advisory fees paid	$16,065,472
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	29.8%
Communication Services	15.3%
Financials	13.3%
Health Care	12.5%
Consumer Discretionary	7.9%
Industrials	7.5%
Consumer Staples	3.9%
Energy	2.6%
Materials	2.5%
Real Estate	1.1%
Short-Term Investment Fund	3.6%
Other Assets/Liabilities (Net)	0.0%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Fund
CLASS A | TACLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$109	1.04%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by investing primarily in common stocks of large-capitalization U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.
The Fund's Class A shares performance was 9.06% (excluding sales loads) for the reporting period.
Over the past 12 months, Growth, Volatility, and Momentum factors were the best performing factors in the benchmark while Value, Yield, and Quality factors lagged.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Negative	Not owning most of the AI-related and large cap growth stocks presented a headwind during the period. In addition, certain names held by the Fund underperformed the market for idiosyncratic reasons.
Sector Allocation	Negative	The best performing sectors within the benchmark were Communication Services and Information Technology; however, the Fund was underweight both sectors thus representing a relative performance headwind. While overall sector allocation detracted from relative performance, underweight positions in Health Care, Real Estate, and Utilities added to relative performance during the period.
Style Factors	Negative	An overweight to Value, Yield, and Quality factors generally presented headwinds. Less exposure than the benchmark to Growth and Momentum factors, as well as the concentration of the benchmark in a few companies benefitting from excitement around AI spending contributed to the underperformance.
During the past 12-month period, we added new positions in TE Connectivity Ltd. (Information Technology sector) and Albemarle Corporation (Materials sector), added to positions in Air Products and Chemicals, Inc. (Materials sector), Norfolk Southern Corporation (Industrials sector), and Nestle SA (Consumer Staples sector), trimmed positions in Martin Marietta Materials Inc. (Materials sector), Old Dominion Freight Line, Inc. (Industrials sector), and Apple Inc. (Information Technology sector), and exited Albemarle Corporation (Materials sector).
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception[1]
Class A	3.58%	7.74%	7.62%
Class A - excluding sales load	9.06%	8.85%	8.26%
Russell 3000® Index	23.13%	14.14%	12.14%
Russell 1000® Index	23.88%	14.61%	12.49%
[1]	The inception date of the Fund was July 9, 2014. The returns of the indexes listed above are based on the inception date of the Fund.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$279,868,054
Total number of portfolio holdings	30
Total advisory fees paid	$1,643,493
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	27.0%
Information Technology	13.6%
Industrials	13.0%
Consumer Discretionary	12.4%
Materials	11.0%
Consumer Staples	8.4%
Communication Services	7.5%
Health Care	3.2%
Energy	2.7%
Short-Term Investment Fund	1.2%
Other Assets/Liabilities (Net)	(0.0)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Fund
CLASS C | TFCCX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$186	1.79%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by investing primarily in common stocks of large-capitalization U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.
The Fund's Class C shares performance was 8.20% (excluding sales loads) for the reporting period.
Over the past 12 months, Growth, Volatility, and Momentum factors were the best performing factors in the benchmark while Value, Yield, and Quality factors lagged.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Negative	Not owning most of the AI-related and large cap growth stocks presented a headwind during the period. In addition, certain names held by the Fund underperformed the market for idiosyncratic reasons.
Sector Allocation	Negative	The best performing sectors within the benchmark were Communication Services and Information Technology; however, the Fund was underweight both sectors thus representing a relative performance headwind. While overall sector allocation detracted from relative performance, underweight positions in Health Care, Real Estate, and Utilities added to relative performance during the period.
Style Factors	Negative	An overweight to Value, Yield, and Quality factors generally presented headwinds. Less exposure than the benchmark to Growth and Momentum factors, as well as the concentration of the benchmark in a few companies benefitting from excitement around AI spending contributed to the underperformance.
During the past 12-month period, we added new positions in TE Connectivity Ltd. (Information Technology sector) and Albemarle Corporation (Materials sector), added to positions in Air Products and Chemicals, Inc. (Materials sector), Norfolk Southern Corporation (Industrials sector), and Nestle SA (Consumer Staples sector), trimmed positions in Martin Marietta Materials Inc. (Materials sector), Old Dominion Freight Line, Inc. (Industrials sector), and Apple Inc. (Information Technology sector), and exited Albemarle Corporation (Materials sector).
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception[1]
Class C	7.20%	8.03%	7.63%
Class C - excluding sales load	8.20%	8.03%	7.63%
Russell 3000® Index	23.13%	14.14%	12.14%
Russell 1000® Index	23.88%	14.61%	12.49%
[1]	The inception date of the Fund was July 9, 2014. The returns of the indexes listed above are based on the inception date of the Fund.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$279,868,054
Total number of portfolio holdings	30
Total advisory fees paid	$1,643,493
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	27.0%
Information Technology	13.6%
Industrials	13.0%
Consumer Discretionary	12.4%
Materials	11.0%
Consumer Staples	8.4%
Communication Services	7.5%
Health Care	3.2%
Energy	2.7%
Short-Term Investment Fund	1.2%
Other Assets/Liabilities (Net)	(0.0)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Fund
CLASS Y | TLCYX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$83	0.79%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by investing primarily in common stocks of large-capitalization U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.
The Fund's Class Y shares performance was 9.28% for the reporting period.
Over the past 12 months, Growth, Volatility, and Momentum factors were the best performing factors in the benchmark while Value, Yield, and Quality factors lagged.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Negative	Not owning most of the AI-related and large cap growth stocks presented a headwind during the period. In addition, certain names held by the Fund underperformed the market for idiosyncratic reasons.
Sector Allocation	Negative	The best performing sectors within the benchmark were Communication Services and Information Technology; however, the Fund was underweight both sectors thus representing a relative performance headwind. While overall sector allocation detracted from relative performance, underweight positions in Health Care, Real Estate, and Utilities added to relative performance during the period.
Style Factors	Negative	An overweight to Value, Yield, and Quality factors generally presented headwinds. Less exposure than the benchmark to Growth and Momentum factors, as well as the concentration of the benchmark in a few companies benefitting from excitement around AI spending contributed to the underperformance.
During the past 12-month period, we added new positions in TE Connectivity Ltd. (Information Technology sector) and Albemarle Corporation (Materials sector), added to positions in Air Products and Chemicals, Inc. (Materials sector), Norfolk Southern Corporation (Industrials sector), and Nestle SA (Consumer Staples sector), trimmed positions in Martin Marietta Materials Inc. (Materials sector), Old Dominion Freight Line, Inc. (Industrials sector), and Apple Inc. (Information Technology sector), and exited Albemarle Corporation (Materials sector).
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception[1]
Class Y	9.28%	9.11%	8.53%
Russell 3000® Index	23.13%	14.14%	12.14%
Russell 1000® Index	23.88%	14.61%	12.49%
[1]	The inception date of the Fund was July 9, 2014. The returns of the indexes listed above are based on the inception date of the Fund.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$279,868,054
Total number of portfolio holdings	30
Total advisory fees paid	$1,643,493
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	27.0%
Information Technology	13.6%
Industrials	13.0%
Consumer Discretionary	12.4%
Materials	11.0%
Consumer Staples	8.4%
Communication Services	7.5%
Health Care	3.2%
Energy	2.7%
Short-Term Investment Fund	1.2%
Other Assets/Liabilities (Net)	(0.0)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Cap Fund
INSTITUTIONAL CLASS | TLCIX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Cap Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$72	0.69%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by investing primarily in common stocks of large-capitalization U.S. listed companies. The Fund seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.
The Fund's Institutional Class shares performance was 9.45% for the reporting period.
Over the past 12 months, Growth, Volatility, and Momentum factors were the best performing factors in the benchmark while Value, Yield, and Quality factors lagged.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Negative	Not owning most of the AI-related and large cap growth stocks presented a headwind during the period. In addition, certain names held by the Fund underperformed the market for idiosyncratic reasons.
Sector Allocation	Negative	The best performing sectors within the benchmark were Communication Services and Information Technology; however, the Fund was underweight both sectors thus representing a relative performance headwind. While overall sector allocation detracted from relative performance, underweight positions in Health Care, Real Estate, and Utilities added to relative performance during the period.
Style Factors	Negative	An overweight to Value, Yield, and Quality factors generally presented headwinds. Less exposure than the benchmark to Growth and Momentum factors, as well as the concentration of the benchmark in a few companies benefitting from excitement around AI spending contributed to the underperformance.
During the past 12-month period, we added new positions in TE Connectivity Ltd. (Information Technology sector) and Albemarle Corporation (Materials sector), added to positions in Air Products and Chemicals, Inc. (Materials sector), Norfolk Southern Corporation (Industrials sector), and Nestle SA (Consumer Staples sector), trimmed positions in Martin Marietta Materials Inc. (Materials sector), Old Dominion Freight Line, Inc. (Industrials sector), and Apple Inc. (Information Technology sector), and exited Albemarle Corporation (Materials sector).
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	Since Inception[1]
Institutional Class	9.45%	9.23%	8.64%
Russell 3000® Index	23.13%	14.14%	12.14%
Russell 1000® Index	23.88%	14.61%	12.49%
[1]	The inception date of the Fund was July 9, 2014. The returns of the indexes listed above are based on the inception date of the Fund.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$279,868,054
Total number of portfolio holdings	30
Total advisory fees paid	$1,643,493
Portfolio turnover rate	6%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	27.0%
Information Technology	13.6%
Industrials	13.0%
Consumer Discretionary	12.4%
Materials	11.0%
Consumer Staples	8.4%
Communication Services	7.5%
Health Care	3.2%
Energy	2.7%
Short-Term Investment Fund	1.2%
Other Assets/Liabilities (Net)	(0.0)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Company Growth Fund
CLASS A | TSAGX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Company Growth Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$129	1.07%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a long-term investment horizon. It seeks to identify companies, which are believed to exhibit certain quality characteristics, including predictable growth, solid fundamentals, attractive profitability and successful management.
The Fund's Class A shares performance was 41.47% (excluding sales loads) for the reporting period.
In the U.S., the economy continues to generate a nearly perfect scenario of steady growth, full employment and falling inflation. With the war on inflation all but won, interest rates on the long end should remain largely stable while U.S. rate cuts are likely at some point this year, perhaps beginning in the third quarter. Additionally, the market has been driven by businesses with strong balance sheets, strong profitability and for many, an artificial intelligence (AI) tailwind that may last for a number of years.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Technology	Positive	Technology sector stock selections and overweight versus the benchmark led to relative outperformance in the period.
Consumer Discretionary	Positive	Consumer Discretionary sector stock selections and underweight versus the benchmark also contributed to relative outperformance in the period.
Financials	Negative	Financials sector stock selections and overweight versus the benchmark detracted from relative performance in the period.
There were no changes made to the Fund's positioning during the 12-month period. Over the reporting period, our focus has been to maintain the portfolio in what we believe is a high quality, predictable group of stellar growth companies, often with leadership positions in critical AI technologies, that we anticipate holding for many years.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class A1	34.39%	14.72%	13.63%
Class A - excluding sales load	41.47%	15.90%	14.31%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Growth Index	33.48%	19.34%	16.33%
S&P 500® Index	24.56%	15.05%	12.86%
[1]	The inception date was August 15, 2016. Performance information was calculated using the historical performance of Institutional Class shares for the periods prior to August 15, 2016.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$153,115,776
Total number of portfolio holdings	26
Total advisory fees paid	$814,375
Portfolio turnover rate	39%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	57.8%
Communication Services	13.1%
Financials	8.9%
Consumer Discretionary	8.5%
Health Care	5.5%
Industrials	4.1%
Consumer Staples	1.9%
Short-Term Investment Fund	1.3%
Other Assets/Liabilities (Net)	(1.1)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Company Growth Fund
CLASS C | TCGLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Company Growth Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$219	1.82%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a long-term investment horizon. It seeks to identify companies, which are believed to exhibit certain quality characteristics, including predictable growth, solid fundamentals, attractive profitability and successful management.
The Fund's Class C shares performance was 40.43% (excluding sales loads) for the reporting period.
In the U.S., the economy continues to generate a nearly perfect scenario of steady growth, full employment and falling inflation. With the war on inflation all but won, interest rates on the long end should remain largely stable while U.S. rate cuts are likely at some point this year, perhaps beginning in the third quarter. Additionally, the market has been driven by businesses with strong balance sheets, strong profitability and for many, an artificial intelligence (AI) tailwind that may last for a number of years.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Technology	Positive	Technology sector stock selections and overweight versus the benchmark led to relative outperformance in the period.
Consumer Discretionary	Positive	Consumer Discretionary sector stock selections and underweight versus the benchmark also contributed to relative outperformance in the period.
Financials	Negative	Financials sector stock selections and overweight versus the benchmark detracted from relative performance in the period.
There were no changes made to the Fund's positioning during the 12-month period. Over the reporting period, our focus has been to maintain the portfolio in what we believe is a high quality, predictable group of stellar growth companies, often with leadership positions in critical AI technologies, that we anticipate holding for many years.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class C1	39.43%	15.04%	13.45%
Class C - excluding sales load	40.43%	15.04%	13.45%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Growth Index	33.48%	19.34%	16.33%
S&P 500® Index	24.56%	15.05%	12.86%
[1]	The inception date was August 15, 2016. Performance information was calculated using the historical performance of Institutional Class shares for the periods prior to August 15, 2016.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$153,115,776
Total number of portfolio holdings	26
Total advisory fees paid	$814,375
Portfolio turnover rate	39%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	57.8%
Communication Services	13.1%
Financials	8.9%
Consumer Discretionary	8.5%
Health Care	5.5%
Industrials	4.1%
Consumer Staples	1.9%
Short-Term Investment Fund	1.3%
Other Assets/Liabilities (Net)	(1.1)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Company Growth Fund
CLASS Y | TLGYX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Company Growth Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$99	0.82%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a long-term investment horizon. It seeks to identify companies, which are believed to exhibit certain quality characteristics, including predictable growth, solid fundamentals, attractive profitability and successful management.
The Fund's Class Y shares performance was 41.85% for the reporting period.
In the U.S., the economy continues to generate a nearly perfect scenario of steady growth, full employment and falling inflation. With the war on inflation all but won, interest rates on the long end should remain largely stable while U.S. rate cuts are likely at some point this year, perhaps beginning in the third quarter. Additionally, the market has been driven by businesses with strong balance sheets, strong profitability and for many, an artificial intelligence (AI) tailwind that may last for a number of years.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Technology	Positive	Technology sector stock selections and overweight versus the benchmark led to relative outperformance in the period.
Consumer Discretionary	Positive	Consumer Discretionary sector stock selections and underweight versus the benchmark also contributed to relative outperformance in the period.
Financials	Negative	Financials sector stock selections and overweight versus the benchmark detracted from relative performance in the period.
There were no changes made to the Fund's positioning during the 12-month period. Over the reporting period, our focus has been to maintain the portfolio in what we believe is a high quality, predictable group of stellar growth companies, often with leadership positions in critical AI technologies, that we anticipate holding for many years.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Y1	41.85%	16.19%	14.59%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Growth Index	33.48%	19.34%	16.33%
S&P 500® Index	24.56%	15.05%	12.86%
[1]	The inception date was August 15, 2016. Performance information was calculated using the historical performance of Institutional Class shares for the periods prior to August 15, 2016.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$153,115,776
Total number of portfolio holdings	26
Total advisory fees paid	$814,375
Portfolio turnover rate	39%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	57.8%
Communication Services	13.1%
Financials	8.9%
Consumer Discretionary	8.5%
Health Care	5.5%
Industrials	4.1%
Consumer Staples	1.9%
Short-Term Investment Fund	1.3%
Other Assets/Liabilities (Net)	(1.1)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Large Company Growth Fund
INSTITUTIONAL CLASS | DSMLX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Large Company Growth Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$87	0.72%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital appreciation by primarily investing in U.S. equity securities of large capitalization companies believed to offer the best opportunity for reliable growth at attractive stock valuations. The Fund utilizes a bottom-up idea-driven growth style with a long-term investment horizon. It seeks to identify companies, which are believed to exhibit certain quality characteristics, including predictable growth, solid fundamentals, attractive profitability and successful management.
The Fund's Institutional Class shares performance was 41.99% for the reporting period.
In the U.S., the economy continues to generate a nearly perfect scenario of steady growth, full employment and falling inflation. With the war on inflation all but won, interest rates on the long end should remain largely stable while U.S. rate cuts are likely at some point this year, perhaps beginning in the third quarter. Additionally, the market has been driven by businesses with strong balance sheets, strong profitability and for many, an artificial intelligence (AI) tailwind that may last for a number of years.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Technology	Positive	Technology sector stock selections and overweight versus the benchmark led to relative outperformance in the period.
Consumer Discretionary	Positive	Consumer Discretionary sector stock selections and underweight versus the benchmark also contributed to relative outperformance in the period.
Financials	Negative	Financials sector stock selections and overweight versus the benchmark detracted from relative performance in the period.
There were no changes made to the Fund's positioning during the 12-month period. Over the reporting period, our focus has been to maintain the portfolio in what we believe is a high quality, predictable group of stellar growth companies, often with leadership positions in critical AI technologies, that we anticipate holding for many years.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Institutional Class	41.99%	16.31%	14.69%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Growth Index	33.48%	19.34%	16.33%
S&P 500® Index	24.56%	15.05%	12.86%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$153,115,776
Total number of portfolio holdings	26
Total advisory fees paid	$814,375
Portfolio turnover rate	39%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Information Technology	57.8%
Communication Services	13.1%
Financials	8.9%
Consumer Discretionary	8.5%
Health Care	5.5%
Industrials	4.1%
Consumer Staples	1.9%
Short-Term Investment Fund	1.3%
Other Assets/Liabilities (Net)	(1.1)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Small Company Fund
CLASS A | SAGWX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Small Company Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$125	1.18%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small capitalization companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The Fund's Class A shares performance was 12.41% (excluding sales loads) for the reporting period.
The market environment for small cap equities was positive for the year ended June 30, 2024 with the small cap benchmark Russell 2000® Index delivering a return of 10.06%. The market environment was volatile, with Russell 2000® Index returns for the quarters ending as follows: -5.13% for September 30, 2023; 14.03% for December 31, 2023; 5.18% for March 31, 2024; and -3.28% for June 30, 2024.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Positive	The Industrials and Consumer Discretionary sectors were the top two contributors, and the Information Technology and Energy sectors were the only two detractors.
Sector Allocation	Positive	Utilities underweight and Information Technology overweight allocation contributed, while Financials and Energy underweights were the bottom two detractors.
The Fund purchased 21 new positions and exited 15 positions during the reporting period. The Information Technology sector allocation increased from 15% to 20%, with small decreases across Industrials, Real Estate, Financials, and Materials.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class A	6.81%	8.29%	8.16%
Class A - excluding sales load	12.41%	9.39%	8.71%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 2000® Index	10.06%	6.94%	7.00%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$1,056,065,538
Total number of portfolio holdings	75
Total advisory fees paid	$6,427,572
Portfolio turnover rate	59%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Industrials	20.6%
Information Technology	19.7%
Health Care	17.7%
Consumer Discretionary	14.8%
Real Estate	8.0%
Financials	7.8%
Materials	3.4%
Communication Services	3.3%
Energy	2.6%
Short-Term Investment Funds	3.6%
Other Assets/Liabilities (Net)	(1.5)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Small Company Fund
CLASS C | SSCOX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Small Company Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$207	1.96%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small capitalization companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The Fund's Class C shares performance was 11.35% (excluding sales loads) for the reporting period.
The market environment for small cap equities was positive for the year ended June 30, 2024 with the small cap benchmark Russell 2000® Index delivering a return of 10.06%. The market environment was volatile, with Russell 2000® Index returns for the quarters ending as follows: -5.13% for September 30, 2023; 14.03% for December 31, 2023; 5.18% for March 31, 2024; and -3.28% for June 30, 2024.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Positive	The Industrials and Consumer Discretionary sectors were the top two contributors, and the Information Technology and Energy sectors were the only two detractors.
Sector Allocation	Positive	Utilities underweight and Information Technology overweight allocation contributed, while Financials and Energy underweights were the bottom two detractors.
The Fund purchased 21 new positions and exited 15 positions during the reporting period. The Information Technology sector allocation increased from 15% to 20%, with small decreases across Industrials, Real Estate, Financials, and Materials.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class C	10.35%	8.54%	8.05%
Class C - excluding sales load	11.35%	8.54%	8.05%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 2000® Index	10.06%	6.94%	7.00%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$1,056,065,538
Total number of portfolio holdings	75
Total advisory fees paid	$6,427,572
Portfolio turnover rate	59%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Industrials	20.6%
Information Technology	19.7%
Health Care	17.7%
Consumer Discretionary	14.8%
Real Estate	8.0%
Financials	7.8%
Materials	3.4%
Communication Services	3.3%
Energy	2.6%
Short-Term Investment Funds	3.6%
Other Assets/Liabilities (Net)	(1.5)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Small Company Fund
CLASS Y | SIGWX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Small Company Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$96	0.90%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small capitalization companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The Fund's Class Y shares performance was 12.63% for the reporting period.
The market environment for small cap equities was positive for the year ended June 30, 2024 with the small cap benchmark Russell 2000® Index delivering a return of 10.06%. The market environment was volatile, with Russell 2000® Index returns for the quarters ending as follows: -5.13% for September 30, 2023; 14.03% for December 31, 2023; 5.18% for March 31, 2024; and -3.28% for June 30, 2024.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Positive	The Industrials and Consumer Discretionary sectors were the top two contributors, and the Information Technology and Energy sectors were the only two detractors.
Sector Allocation	Positive	Utilities underweight and Information Technology overweight allocation contributed, while Financials and Energy underweights were the bottom two detractors.
The Fund purchased 21 new positions and exited 15 positions during the reporting period. The Information Technology sector allocation increased from 15% to 20%, with small decreases across Industrials, Real Estate, Financials, and Materials.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Y	12.63%	9.71%	9.02%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 2000® Index	10.06%	6.94%	7.00%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$1,056,065,538
Total number of portfolio holdings	75
Total advisory fees paid	$6,427,572
Portfolio turnover rate	59%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Industrials	20.6%
Information Technology	19.7%
Health Care	17.7%
Consumer Discretionary	14.8%
Real Estate	8.0%
Financials	7.8%
Materials	3.4%
Communication Services	3.3%
Energy	2.6%
Short-Term Investment Funds	3.6%
Other Assets/Liabilities (Net)	(1.5)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Small Company Fund
INSTITUTIONAL CLASS | TICSX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Small Company Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$85	0.80%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small capitalization companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The Fund's Institutional Class shares performance was 12.78% for the reporting period.
The market environment for small cap equities was positive for the year ended June 30, 2024 with the small cap benchmark Russell 2000® Index delivering a return of 10.06%. The market environment was volatile, with Russell 2000® Index returns for the quarters ending as follows: -5.13% for September 30, 2023; 14.03% for December 31, 2023; 5.18% for March 31, 2024; and -3.28% for June 30, 2024.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Positive	The Industrials and Consumer Discretionary sectors were the top two contributors, and the Information Technology and Energy sectors were the only two detractors.
Sector Allocation	Positive	Utilities underweight and Information Technology overweight allocation contributed, while Financials and Energy underweights were the bottom two detractors.
The Fund purchased 21 new positions and exited 15 positions during the reporting period. The Information Technology sector allocation increased from 15% to 20%, with small decreases across Industrials, Real Estate, Financials, and Materials.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Institutional Class[1]	12.78%	9.82%	9.05%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 2000® Index	10.06%	6.94%	7.00%
[1]	The inception date was October 30, 2017. Performance information was calculated using the historical performance of Class A shares for the periods prior to October 30, 2017.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$1,056,065,538
Total number of portfolio holdings	75
Total advisory fees paid	$6,427,572
Portfolio turnover rate	59%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Industrials	20.6%
Information Technology	19.7%
Health Care	17.7%
Consumer Discretionary	14.8%
Real Estate	8.0%
Financials	7.8%
Materials	3.4%
Communication Services	3.3%
Energy	2.6%
Short-Term Investment Funds	3.6%
Other Assets/Liabilities (Net)	(1.5)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Small Company Fund
CLASS R6 | SSRRX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Small Company Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$85	0.80%
Management’s Discussion of Fund Performance
The Fund seeks to provide investors with growth of capital by investing primarily in common stocks of small capitalization companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The Fund's Class R6 shares performance was 12.72% for the reporting period.
The market environment for small cap equities was positive for the year ended June 30, 2024 with the small cap benchmark Russell 2000® Index delivering a return of 10.06%. The market environment was volatile, with Russell 2000® Index returns for the quarters ending as follows: -5.13% for September 30, 2023; 14.03% for December 31, 2023; 5.18% for March 31, 2024; and -3.28% for June 30, 2024.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Stock Selection	Positive	The Industrials and Consumer Discretionary sectors were the top two contributors, and the Information Technology and Energy sectors were the only two detractors.
Sector Allocation	Positive	Utilities underweight and Information Technology overweight allocation contributed, while Financials and Energy underweights were the bottom two detractors.
The Fund purchased 21 new positions and exited 15 positions during the reporting period. The Information Technology sector allocation increased from 15% to 20%, with small decreases across Industrials, Real Estate, Financials, and Materials.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class R6[1]	12.72%	9.81%	9.13%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 2000® Index	10.06%	6.94%	7.00%
[1]	The inception date was December 23, 2014. Performance information was calculated using the historical performance of Class A shares for the periods prior to December 23, 2014.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$1,056,065,538
Total number of portfolio holdings	75
Total advisory fees paid	$6,427,572
Portfolio turnover rate	59%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Industrials	20.6%
Information Technology	19.7%
Health Care	17.7%
Consumer Discretionary	14.8%
Real Estate	8.0%
Financials	7.8%
Materials	3.4%
Communication Services	3.3%
Energy	2.6%
Short-Term Investment Funds	3.6%
Other Assets/Liabilities (Net)	(1.5)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Value Fund
CLASS A | TVLAX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$117	1.08%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by primarily investing in equity securities of large and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.
The Fund's Class A shares performance was 16.71% (excluding sales loads) for the reporting period.
Equity markets made new all time highs into the Fund's year end; however, these gains were driven by a narrow group of mega cap growth stocks. Historically, growth driven markets have been prone to reversals, benefitting the average stock as well as the Value style of investing. Despite the headwinds, the Fund performed well during the reporting period.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Industrials	Positive	Vertiv Holdings Co. rose sharply as artificial intelligence (AI) increased data center demand for their products.
Information Technology	Positive	Increased demand for semiconductors for AI, in addition to other end markets had a positive impact on performance.
Consumer Discretionary	Negative	Challenging automotive production volumes and building negative sentiment on electric vehicles weighed on suppliers to the original equipment manufacturers including Aptiv plc.
Materials	Negative	Concerns over future demand for clean hydrogen pressured Air Products & Chemicals Inc. given its large, planned capital investments.
Over the past year, the Fund reduced its weighting in Financials while increasing its weighting in Consumer Discretionary and remains, in our view, well-positioned for the current environment.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class A	10.87%	9.16%	8.10%
Class A - excluding sales load	16.71%	10.30%	8.74%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Value Index	13.06%	9.01%	8.23%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$544,544,328
Total number of portfolio holdings	52
Total advisory fees paid	$3,019,882
Portfolio turnover rate	28%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	15.5%
Health Care	12.0%
Energy	11.7%
Consumer Discretionary	11.3%
Information Technology	10.9%
Industrials	9.4%
Materials	8.2%
Communication Services	6.0%
Utilities	4.7%
Consumer Staples	4.4%
Real Estate	3.4%
Short-Term Investment Funds	3.4%
Other Assets/Liabilities (Net)	(0.9)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Value Fund
CLASS C | TVLCX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$197	1.83%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by primarily investing in equity securities of large and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.
The Fund's Class C shares performance was 15.76% (excluding sales loads) for the reporting period.
Equity markets made new all time highs into the Fund's year end; however, these gains were driven by a narrow group of mega cap growth stocks. Historically, growth driven markets have been prone to reversals, benefitting the average stock as well as the Value style of investing. Despite the headwinds, the Fund performed well during the reporting period.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Industrials	Positive	Vertiv Holdings Co. rose sharply as artificial intelligence (AI) increased data center demand for their products.
Information Technology	Positive	Increased demand for semiconductors for AI, in addition to other end markets.
Consumer Discretionary	Negative	Challenging automotive production volumes and building negative sentiment on electric vehicles weighed on suppliers to the original equipment manufacturers including Aptiv plc.
Materials	Negative	Concerns over future demand for clean hydrogen pressured Air Products and Chemicals Inc. given their large, planned capital investments.
Over the past year, the Fund reduced its weighting in Financials while increasing its weighting in Consumer Discretionary and remains, in our view, well-positioned for the current environment.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class C	14.76%	9.47%	8.07%
Class C - excluding sales load	15.76%	9.47%	8.07%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Value Index	13.06%	9.01%	8.23%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$544,544,328
Total number of portfolio holdings	52
Total advisory fees paid	$3,019,882
Portfolio turnover rate	28%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	15.5%
Health Care	12.0%
Energy	11.7%
Consumer Discretionary	11.3%
Information Technology	10.9%
Industrials	9.4%
Materials	8.2%
Communication Services	6.0%
Utilities	4.7%
Consumer Staples	4.4%
Real Estate	3.4%
Short-Term Investment Funds	3.4%
Other Assets/Liabilities (Net)	(0.9)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Value Fund
CLASS Y | TVLYX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$90	0.83%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by primarily investing in equity securities of large and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.
The Fund's Class Y shares performance was 16.90% for the reporting period.
Equity markets made new all time highs into the Fund's year end; however, these gains were driven by a narrow group of mega cap growth stocks. Historically, growth driven markets have been prone to reversals, benefitting the average stock as well as the Value style of investing. Despite the headwinds, the Fund performed well during the reporting period.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Industrials	Positive	Vertiv Holdings Co. rose sharply as artificial intelligence (AI) increased data center demand for their products.
Information Technology	Positive	Increased demand for semiconductors for AI, in addition to other end markets.
Consumer Discretionary	Negative	Challenging automotive production volumes and building negative sentiment on electric vehicles weighed on suppliers to the original equipment manufacturers including Aptiv plc.
Materials	Negative	Concerns over future demand for clean hydrogen pressured Air Products and Chemicals Inc. given their large, planned capital investments.
Over the past year, the Fund reduced its weighting in Financials while increasing its weighting in Consumer Discretionary and remains, in our view, well-positioned for the current environment.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class Y	16.90%	10.57%	9.01%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Value Index	13.06%	9.01%	8.23%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$544,544,328
Total number of portfolio holdings	52
Total advisory fees paid	$3,019,882
Portfolio turnover rate	28%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	15.5%
Health Care	12.0%
Energy	11.7%
Consumer Discretionary	11.3%
Information Technology	10.9%
Industrials	9.4%
Materials	8.2%
Communication Services	6.0%
Utilities	4.7%
Consumer Staples	4.4%
Real Estate	3.4%
Short-Term Investment Funds	3.4%
Other Assets/Liabilities (Net)	(0.9)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Value Fund
INSTITUTIONAL CLASS | TVLIX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$74	0.68%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by primarily investing in equity securities of large and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.
The Fund's Institutional Class shares performance was 17.14% for the reporting period.
Equity markets made new all time highs into the Fund's year end; however, these gains were driven by a narrow group of mega cap growth stocks. Historically, growth driven markets have been prone to reversals, benefitting the average stock as well as the Value style of investing. Despite the headwinds, the Fund performed well during the reporting period.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Industrials	Positive	Vertiv Holdings Co. rose sharply as artificial intelligence (AI) increased data center demand for their products.
Information Technology	Positive	Increased demand for semiconductors for AI, in addition to other end markets.
Consumer Discretionary	Negative	Challenging automotive production volumes and building negative sentiment on electric vehicles weighed on suppliers to the original equipment manufacturers including Aptiv plc.
Materials	Negative	Concerns over future demand for clean hydrogen pressured Air Products and Chemicals Inc. given their large, planned capital investments.
Over the past year, the Fund reduced its weighting in Financials while increasing its weighting in Consumer Discretionary and remains, in our view, well-positioned for the current environment.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Institutional Class	17.14%	10.75%	9.17%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Value Index	13.06%	9.01%	8.23%
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$544,544,328
Total number of portfolio holdings	52
Total advisory fees paid	$3,019,882
Portfolio turnover rate	28%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	15.5%
Health Care	12.0%
Energy	11.7%
Consumer Discretionary	11.3%
Information Technology	10.9%
Industrials	9.4%
Materials	8.2%
Communication Services	6.0%
Utilities	4.7%
Consumer Staples	4.4%
Real Estate	3.4%
Short-Term Investment Funds	3.4%
Other Assets/Liabilities (Net)	(0.9)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.
Touchstone Value Fund
CLASS R6 | TVLRX
ANNUAL SHAREHOLDER REPORT | June 30, 2024
This annual shareholder report contains important information about the Touchstone Value Fund (“Fund”) for the period July 1, 2023 to June 30, 2024. You can find additional information about the Fund at touchstoneinvestments.com/mutual-funds. You can also request this information by contacting us at 800.543.0407.
Fund Expenses
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$68	0.63%
Management’s Discussion of Fund Performance
The Fund seeks long-term capital growth by primarily investing in equity securities of large and mid-cap companies believed to be undervalued. The Fund uses traditional methods of stock selection — research and analysis — to identify companies that have price-to-earnings and price-to-book ratios below the market, that also have above-average dividend yields, and that focus on companies that are out of favor due to internal or external challenges judged to be short term in nature. Stock selection is driven by fundamental analysis on individual companies rather than by broad market themes.
The Fund's Class R6 shares performance was 17.29% for the reporting period.
Equity markets made new all time highs into the Fund's year end; however, these gains were driven by a narrow group of mega cap growth stocks. Historically, growth driven markets have been prone to reversals, benefitting the average stock as well as the Value style of investing. Despite the headwinds, the Fund performed well during the reporting period.
The factors that contributed most to the Fund’s performance during the period were:
Factor	Performance Impact	Observations
Industrials	Positive	Vertiv Holdings Co. rose sharply as artificial intelligence (AI) increased data center demand for their products.
Information Technology	Positive	Increased demand for semiconductors for AI, in addition to other end markets.
Consumer Discretionary	Negative	Challenging automotive production volumes and building negative sentiment on electric vehicles weighed on suppliers to the original equipment manufacturers including Aptiv plc.
Materials	Negative	Concerns over future demand for clean hydrogen pressured Air Products and Chemicals Inc. given their large, planned capital investments.
Over the past year, the Fund reduced its weighting in Financials while increasing its weighting in Consumer Discretionary and remains, in our view, well-positioned for the current environment.
Fund Performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years or since inception of the Fund. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and any additional indexes and assumes maximum sales charges, if any.
Growth of $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class R6[1]	17.29%	10.71%	9.08%
Russell 3000® Index	23.13%	14.14%	12.15%
Russell 1000® Value Index	13.06%	9.01%	8.23%
[1]	The inception date was October 28, 2021. Performance information was calculated using the historical performance of Class A shares for the periods prior to October 28, 2021.
Past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit touchstoneinvestments.com/mutual-funds for the most recent performance information.
Key Fund Statistics
Fund net assets	$544,544,328
Total number of portfolio holdings	52
Total advisory fees paid	$3,019,882
Portfolio turnover rate	28%
Graphical Representation of Holdings
Sector Allocation (% of Net Assets)
Financials	15.5%
Health Care	12.0%
Energy	11.7%
Consumer Discretionary	11.3%
Information Technology	10.9%
Industrials	9.4%
Materials	8.2%
Communication Services	6.0%
Utilities	4.7%
Consumer Staples	4.4%
Real Estate	3.4%
Short-Term Investment Funds	3.4%
Other Assets/Liabilities (Net)	(0.9)%
Total	100.0%
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information and fund holdings at touchstoneinvestments.com/mutual-funds or scan the QR code. Information about the fund’s proxy voting information and privacy policy is located in the Regulatory section of our website at touchstoneinvestments.com/Resources. You can also request this information by contacting us at 800.543.0407.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (June Funds) totaled $155,000 and $171,300 for the fiscal years ended June 30, 2024 and June 30, 2023, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $6,800 and $21,100 for the fiscal years ended June 30, 2024 and June 30, 2023, respectively. These fees are associated with Form N-1A filings and out of scope expenses for 2024 and Form NCSR/A filings and out of scope expenses for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $60,962 and $73,144 for the fiscal years ended June 30, 2024 and June 30, 2023, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $20,107 and $16,720 for the fiscal years ended June 30, 2024 and June 30, 2023, respectively. The fees relate to the PFIC analyzer, Global Withholding Tax Reporter and Rapid Security Analyzer subscriptions.

(e)(1)

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (June Funds) and certain entities*, totaled approximately $1,679,199 and $1,177,706 for the fiscal years ended June 30, 2024 and June 30, 2023, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The financial statements including the financial highlights are attached herewith.

June 30, 2024
Annual Report
Touchstone Strategic Trust
Touchstone Balanced Fund
Touchstone Core Municipal Bond Fund
Touchstone International Value Fund (formerly Touchstone International Equity Fund)
Touchstone Large Cap Focused Fund
Touchstone Large Cap Fund
Touchstone Large Company Growth Fund
Touchstone Small Company Fund
Touchstone Value Fund

Page
Portfolios of Investments:
Touchstone Balanced Fund	3-8
Touchstone Core Municipal Bond Fund	9-10
Touchstone International Value Fund	11-13
Touchstone Large Cap Focused Fund	14
Touchstone Large Cap Fund	15
Touchstone Large Company Growth Fund	16
Touchstone Small Company Fund	17-18
Touchstone Value Fund	19
Statements of Assets and Liabilities	20-23
Statements of Operations	24-25
Statements of Changes in Net Assets	26-28
Statements of Changes in Net Assets - Capital Stock Activity	30-33
Financial Highlights	34-41
Notes to Financial Statements	42-56
Report of Independent Registered Public Accounting Firm	57
Other Items (Unaudited)	58-60
Privacy Protection Policy	63
This report identifies the Funds' investments on June 30, 2024. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Portfolio of Investments
Touchstone Balanced Fund – June 30, 2024
Shares		Market Value
	Common Stocks — 63.9%
	Information Technology — 19.7%
211,474	Apple, Inc.	$ 44,540,654
39,578	International Business Machines Corp.	6,845,015
132,986	Microsoft Corp.	59,438,093
119,729	NVIDIA Corp.	14,791,321
111,072	Oracle Corp.	15,683,366
50,655	Salesforce, Inc.	13,023,400
43,613	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	7,580,375
59,302	Texas Instruments, Inc.	11,536,018
32,460	Workday, Inc. - Class A*	7,256,758
		180,695,000
	Communication Services — 10.2%
203,278	Alphabet, Inc. - Class C	37,285,251
196,354	Comcast Corp. - Class A	7,689,223
72,764	Meta Platforms, Inc. - Class A	36,689,064
10,920	Netflix, Inc.*	7,369,689
42,324	Walt Disney Co. (The)	4,202,350
		93,235,577
	Financials — 8.9%
226,643	Bank of America Corp.	9,013,592
61,936	Berkshire Hathaway, Inc. - Class B*	25,195,565
97,303	Charles Schwab Corp. (The)	7,170,258
35,137	Goldman Sachs Group, Inc. (The)	15,893,168
6,506	Markel Group, Inc.*	10,251,244
53,602	Visa, Inc. - Class A	14,068,917
		81,592,744
	Health Care — 8.3%
33,478	Becton Dickinson & Co.	7,824,143
82,913	BioMarin Pharmaceutical, Inc.*	6,826,227
149,065	Bristol-Myers Squibb Co.	6,190,670
45,085	HCA Healthcare, Inc.	14,484,909
93,696	Johnson & Johnson	13,694,607
133,584	Medtronic PLC	10,514,397
32,291	UnitedHealth Group, Inc.	16,444,515
		75,979,468
	Consumer Discretionary — 5.2%
50,301	Airbnb, Inc. - Class A*	7,627,140
35,184	Alibaba Group Holding Ltd. (China) ADR	2,533,248
168,092	Amazon.com, Inc.*	32,483,779
64,894	Starbucks Corp.	5,051,998
		47,696,165
	Industrials — 4.9%
42,374	Boeing Co. (The)*	7,712,492
17,118	FedEx Corp.	5,132,661
16,875	Hubbell, Inc.	6,167,475
96,838	RTX Corp.	9,721,567
162,613	Southwest Airlines Co.	4,652,358
105,250	SS&C Technologies Holdings, Inc.	6,596,017
57,875	Stanley Black & Decker, Inc.	4,623,634
		44,606,204
	Consumer Staples — 2.6%
29,897	Diageo PLC (United Kingdom) ADR	3,769,414
182,961	Monster Beverage Corp.*	9,138,902
107,686	Philip Morris International, Inc.	10,911,822
		23,820,138
Shares		Market Value
	Common Stocks — 63.9% (Continued)
	Energy — 1.8%
110,577	Exxon Mobil Corp.	$ 12,729,624
83,496	Schlumberger NV	3,939,341
		16,668,965
	Materials — 1.6%
107,398	DuPont de Nemours, Inc.	8,644,465
65,020	International Flavors & Fragrances, Inc.	6,190,554
		14,835,019
	Real Estate — 0.7%
31,755	Jones Lang LaSalle, Inc.*	6,518,666
	Total Common Stocks	$585,647,946
Principal Amount
	Corporate Bonds — 12.5%
	Financials — 3.2%
$ 402,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	375,031
924,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 3.000%, 10/29/28	840,135
1,300,000	American Express Co., 5.282%, 7/27/29	1,303,236
1,219,000	American Tower Corp. REIT, 5.900%, 11/15/33	1,250,474
1,110,000	Ares Capital Corp., 3.250%, 7/15/25	1,078,427
802,000	Bank of America Corp., 2.687%, 4/22/32	678,909
815,000	Bank of America Corp., 3.705%, 4/24/28	780,708
932,000	Bank of Montreal (Canada), 3.803%, 12/15/32	875,864
1,020,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	1,057,909
1,009,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	853,774
1,225,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	1,015,316
690,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	591,997
765,000	Citigroup, Inc., 3.200%, 10/21/26	729,371
645,000	Citigroup, Inc., 6.174%, 5/25/34	656,848
1,044,000	Citizens Bank NA, 4.575%, 8/9/28	1,008,304
1,255,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 6.154%, 2/15/27(A)	1,227,198
1,213,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	1,022,164
674,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	645,108
1,276,000	JPMorgan Chase & Co., 2.956%, 5/13/31	1,119,232
1,000,000	JPMorgan Chase & Co., 3.509%, 1/23/29	946,087
879,000	Macquarie Airfinance Holdings Ltd. (United Kingdom), 144a, 6.400%, 3/26/29	894,087
1,250,000	Mastercard, Inc., 2.000%, 11/18/31	1,029,339
1,086,000	Morgan Stanley, 3.950%, 4/23/27	1,048,989
839,000	Morgan Stanley, 5.297%, 4/20/37	804,294
948,000	New York Life Global Funding, 144a, 4.550%, 1/28/33	903,896
1,220,708	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	928,757
1,171,000	PNC Capital Trust, (TSFR3M + 0.832%), 6.178%, 6/1/28(A)	1,111,409
1,105,000	Royal Bank of Canada (Canada), MTN, 5.200%, 8/1/28	1,112,782
1,398,000	State Street Corp., (TSFR3M + 1.262%), 6.601%, 6/15/47(A)	1,204,028
1,844,000	Truist Bank, Ser A, (TSFR3M + 0.932%), 6.254%, 5/15/27(A)	1,807,880
807,000	US Bancorp, 4.967%, 7/22/33	762,323
		29,663,876
	Industrials — 1.5%
1,251,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	1,074,255
610,000	Boeing Co. (The), 144a, 6.528%, 5/1/34	625,721
983,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	1,012,247

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 12.5% (Continued)
	Industrials — 1.5% (Continued)
$ 646,000	Carrier Global Corp., 3.577%, 4/5/50	$ 471,566
934,000	FedEx Corp., 5.100%, 1/15/44	857,703
1,247,000	Ingersoll Rand, Inc., 5.176%, 6/15/29	1,247,724
1,420,000	John Deere Capital Corp., MTN, 5.100%, 4/11/34	1,418,664
808,000	Norfolk Southern Corp., 4.837%, 10/1/41	739,412
685,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 144a, 5.350%, 1/12/27	683,822
1,438,000	Textron Financial Corp., 144a, (TSFR3M + 1.997%), 7.319%, 2/15/42(A)	1,264,491
888,000	Timken Co. (The), 4.500%, 12/15/28	861,402
1,303,000	Waste Management, Inc., 4.875%, 2/15/34	1,280,288
1,846,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	1,732,493
676,000	WestRock MWV LLC, 8.200%, 1/15/30	771,784
		14,041,572
	Consumer Discretionary — 1.4%
1,795,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	1,440,141
71,805	Air Canada 2015-1 Class A Pass Through Trust (Canada), 144a, 3.600%, 3/15/27	68,148
1,099,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	1,044,038
355,000	Brunswick Corp., 4.400%, 9/15/32	316,814
1,461,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	1,230,000
555,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	558,075
605,000	Home Depot, Inc. (The), 5.950%, 4/1/41	642,277
999,000	Hyundai Capital America, 144a, 5.350%, 3/19/29	997,859
754,000	Imperial Brands Finance PLC (United Kingdom), 144a, 6.125%, 7/27/27	767,204
1,130,000	Lowe's Cos., Inc., 4.500%, 4/15/30	1,097,368
715,000	Mattel, Inc., 5.450%, 11/1/41	641,969
1,388,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	1,277,821
1,174,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	1,086,605
680,000	Toyota Motor Credit Corp., MTN, 4.650%, 1/5/29	672,052
1,263,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	988,124
		12,828,495
	Consumer Staples — 1.2%
725,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	671,078
828,000	Archer-Daniels-Midland Co., 5.375%, 9/15/35	840,003
415,000	Archer-Daniels-Midland Co., 5.935%, 10/1/32	443,439
995,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.000%, 5/1/28	940,491
1,876,000	Coca-Cola Co. (The), 2.500%, 3/15/51	1,145,380
635,000	Kroger Co. (The), 5.000%, 4/15/42	579,934
960,000	Mars, Inc., 144a, 3.875%, 4/1/39	818,060
697,000	Mars, Inc., 144a, 3.600%, 4/1/34	618,530
1,974,000	Pernod Ricard International Finance LLC, 144a, 1.625%, 4/1/31	1,576,288
1,349,000	Philip Morris International, Inc., 5.375%, 2/15/33	1,342,096
650,000	Starbucks Corp., 3.350%, 3/12/50	444,777
815,000	Tyson Foods, Inc., 5.400%, 3/15/29	816,788
808,000	Walmart, Inc., 4.500%, 9/9/52	719,597
		10,956,461
	Health Care — 1.1%
832,000	AbbVie, Inc., 4.450%, 5/14/46	725,343
917,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	693,272
1,068,000	Amgen, Inc., 5.150%, 3/2/28	1,068,198
700,000	Becton Dickinson & Co., 4.685%, 12/15/44	619,219
857,000	CommonSpirit Health, 4.187%, 10/1/49	688,076
782,000	CVS Health Corp., 5.125%, 7/20/45	691,339
Principal Amount		MarketValue
	Corporate Bonds — 12.5% (Continued)
	Health Care — 1.1% (Continued)
$ 1,036,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	$ 821,545
942,000	Elevance Health, Inc., 4.750%, 2/15/33	909,901
1,066,000	HCA, Inc., 5.375%, 9/1/26	1,063,311
832,000	Thermo Fisher Scientific, Inc., 5.404%, 8/10/43	834,504
1,062,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	861,055
1,081,000	Viatris, Inc., 2.700%, 6/22/30	917,680
		9,893,443
	Energy — 1.1%
1,261,000	BP Capital Markets America, Inc., 4.970%, 10/17/29	1,258,261
1,126,000	Cheniere Energy Partners LP, 3.250%, 1/31/32	960,927
355,000	Cheniere Energy Partners LP, 4.000%, 3/1/31	322,899
1,063,000	DCP Midstream Operating LP, 144a, 6.750%, 9/15/37	1,148,088
884,000	HF Sinclair Corp., 144a, 5.000%, 2/1/28	856,744
576,692	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	511,068
1,161,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	1,127,509
1,244,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	1,438,830
1,046,000	Occidental Petroleum Corp., 7.950%, 6/15/39	1,207,994
977,000	Western Midstream Operating LP, 5.250%, 2/1/50	858,124
		9,690,444
	Information Technology — 0.9%
1,424,000	Apple, Inc., 4.650%, 2/23/46	1,319,033
1,407,000	Broadcom, Inc., 4.150%, 11/15/30	1,330,440
1,708,000	Cisco Systems, Inc., 4.850%, 2/26/29	1,708,226
1,289,000	Marvell Technology, Inc., 2.950%, 4/15/31	1,113,713
671,000	Micron Technology, Inc., 2.703%, 4/15/32	556,836
277,000	Micron Technology, Inc., 6.750%, 11/1/29	294,807
1,742,000	Microsoft Corp., 2.525%, 6/1/50	1,106,567
393,000	Oracle Corp., 3.600%, 4/1/40	303,200
313,000	Oracle Corp., 4.300%, 7/8/34	285,684
		8,018,506
	Communication Services — 0.7%
791,000	AT&T, Inc., 3.800%, 12/1/57	554,854
535,000	AT&T, Inc., 4.500%, 5/15/35	493,866
510,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.384%, 10/23/35	498,343
711,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	651,606
796,000	Comcast Corp., 4.000%, 3/1/48	628,798
386,000	Paramount Global, 4.200%, 5/19/32	315,881
1,357,000	Rogers Communications, Inc. (Canada), 5.300%, 2/15/34	1,334,601
1,178,000	T-Mobile USA, Inc., 3.875%, 4/15/30	1,101,924
566,000	T-Mobile USA, Inc., 5.750%, 1/15/54	566,063
1,103,000	Verizon Communications, Inc., 2.987%, 10/30/56	679,802
		6,825,738
	Utilities — 0.6%
1,537,000	CMS Energy Corp., 4.750%, 6/1/50	1,407,106
738,000	Duke Energy Progress LLC, 4.150%, 12/1/44	597,129
719,000	Edison International, 4.125%, 3/15/28	687,053
876,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	786,541
1,135,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	697,897
1,250,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	820,519
887,000	PacifiCorp., 5.750%, 4/1/37	881,975
		5,878,220

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 12.5% (Continued)
	Real Estate — 0.6%
$ 992,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	$ 943,049
1,105,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	1,085,073
1,206,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	1,102,169
735,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	723,351
446,000	Store Capital LLC REIT, 2.700%, 12/1/31	357,802
274,000	Store Capital LLC REIT, 2.750%, 11/18/30	227,237
623,000	Store Capital LLC REIT, 4.625%, 3/15/29	588,758
		5,027,439
	Materials — 0.2%
531,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	477,018
1,049,000	Celanese US Holdings LLC, 6.379%, 7/15/32	1,079,773
846,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	716,382
		2,273,173
	Total Corporate Bonds	$115,097,367
	U.S. Treasury Obligations — 11.7%
3,374,000	U.S. Treasury Bond, 4.000%, 11/15/52	3,092,350
15,065,000	U.S. Treasury Bond, 4.750%, 11/15/43	15,330,991
24,000,000	U.S. Treasury Note, 4.000%, 1/31/29	23,644,688
19,240,000	U.S. Treasury Note, 4.000%, 2/15/34	18,716,913
12,345,000	U.S. Treasury Note, 4.375%, 11/30/28	12,349,340
15,050,000	U.S. Treasury Note, 4.375%, 5/15/34	15,087,625
14,015,000	U.S. Treasury Note, 4.625%, 4/30/29	14,184,713
4,585,000	U.S. Treasury Note, 4.875%, 5/31/26	4,594,134
	Total U.S. Treasury Obligations	$107,000,754
	U.S. Government Mortgage-Backed Obligations — 3.5%
1,067	FHLMC, Pool #G08062, 5.000%, 6/1/35	1,056
107,602	FHLMC, Pool #G08637, 4.000%, 4/1/45	101,051
672,622	FHLMC, Pool #Q02664, 4.500%, 8/1/41	655,263
1,167,116	FHLMC, Pool #Q29056, 4.000%, 10/1/44	1,093,659
565,018	FHLMC, Pool #Q29260, 4.000%, 10/1/44	530,817
2,012,123	FHLMC REMIC, Pool #RA7784, 4.500%, 8/1/52	1,902,793
1,508,416	FHLMC REMIC, Pool #SB0855, 3.000%, 7/1/37	1,399,620
2,184,610	FHLMC REMIC, Pool #SD4499, 3.500%, 5/1/52	1,940,275
1,330,075	FHLMC REMIC, Pool #SD8148, 3.000%, 5/1/51	1,140,188
220,709	FNMA, Pool #725423, 5.500%, 5/1/34	221,779
196,041	FNMA, Pool #725610, 5.500%, 7/1/34	196,991
42,005	FNMA, Pool #748895, 6.000%, 12/1/33	41,645
86,135	FNMA, Pool #AD9193, 5.000%, 9/1/40	85,320
223,803	FNMA, Pool #AH8925, 4.500%, 3/1/41	217,747
255,273	FNMA, Pool #AR9195, 3.000%, 3/1/43	225,581
418,950	FNMA, Pool #BC1809, 3.500%, 5/1/46	379,922
1,624,591	FNMA, Pool #BT7156, 2.000%, 8/1/51	1,291,230
1,773,070	FNMA, Pool #CB1336, 2.000%, 8/1/41	1,501,760
2,355,223	FNMA, Pool #CB2643, 2.500%, 1/1/52	1,935,360
1,671,810	FNMA, Pool #FM5085, 2.000%, 12/1/50	1,325,095
525,564	FNMA, Pool #FM5166, 3.000%, 12/1/50	452,773
443,084	FNMA, Pool #FM5279, 3.500%, 11/1/50	397,715
335,331	FNMA, Pool #FM5468, 2.500%, 1/1/36	305,625
513,571	FNMA, Pool #FM5682, 2.500%, 1/1/51	424,192
1,319,486	FNMA, Pool #FM7913, 2.000%, 4/1/36	1,169,592
1,696,206	FNMA, Pool #FM8360, 2.500%, 8/1/51	1,409,027
1,670,190	FNMA, Pool #FM8361, 2.500%, 8/1/51	1,384,052
1,243,708	FNMA, Pool #FM9448, 2.000%, 10/1/51	978,556
1,061,648	FNMA, Pool #FS0816, 2.500%, 2/1/37	961,162
2,103,826	FNMA, Pool #FS6793, 4.000%, 6/1/53	1,930,792
2,235,436	FNMA, Pool #FS6899, 3.000%, 11/1/51	1,907,606
568,870	FNMA, Pool #MA4166, 3.000%, 10/1/40	505,557
382,507	GNMA, Pool #5175, 4.500%, 9/20/41	373,560
Principal Amount		MarketValue
	U.S. Government Mortgage-Backed Obligations — 3.5% (Continued)
$ 1,633,134	GNMA, Pool #786741, 3.500%, 4/20/52	$ 1,472,615
2,092,959	GNMA, Pool #MA8945, 4.000%, 6/20/53	1,937,989
	Total U.S. Government Mortgage-Backed Obligations	$31,797,965
	Commercial Mortgage-Backed Securities — 2.0%
825,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	783,509
26,123,036	BANK, Ser 2019-BN21, Class XA, 0.956%, 10/17/52(A)(B)(C)	884,837
905,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	771,816
1,150,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55(A)(C)	978,723
670,000	BBCMS Mortgage Trust, Ser 2024-5C27, Class AS, 6.410%, 7/15/57(A)(C)	689,038
1,500,000	BX Commercial Mortgage Trust, Ser 2020-VIV3, Class B, 144a, 3.662%, 3/9/44(A)(C)	1,324,814
1,500,000	BX Commercial Mortgage Trust, Ser 2020-VIV4, Class A, 144a, 2.843%, 3/9/44	1,300,156
390,000	Citigroup Commercial Mortgage Trust, Ser 2017-P8, Class AS, 3.789%, 9/15/50(A)(C)	362,174
755,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	660,614
1,220,000	COMM Mortgage Trust, Ser 2018-HOME, Class A, 144a, 3.942%, 4/10/33(A)(C)	1,112,348
700,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(C)	596,142
1,205,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	1,024,935
1,000,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (TSFR1M + 1.564%), 6.893%, 10/15/36(A)	957,276
562,000,000	Independence Plaza Trust, Ser 2018-INDP, Class XCP, 144a, 7/10/35(A)(B)(C)	562
885,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	822,590
665,000	JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Class AS, 4.065%, 11/15/47	626,177
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (TSFR1M + 1.317%), 6.646%, 11/15/35(A)	475,601
1,100,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class A5, 4.177%, 7/15/51	1,045,873
825,000	SG Commercial Mortgage Securities Trust, Ser 2019-787E, Class A, 144a, 4.163%, 2/15/41	736,334
435,000	UBS Commercial Mortgage Trust, Ser 2017-C1, Class AS, 3.724%, 6/15/50	405,409
495,000	Wells Fargo Commercial Mortgage Trust, Ser 2015-P2, Class AS, 4.013%, 12/15/48	478,791
770,000	Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Class B, 144a, 4.194%, 8/17/36(A)(C)	708,928
2,220,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	1,993,200
	Total Commercial Mortgage-Backed Securities	$18,739,847
	Asset-Backed Securities — 1.8%
1,000,000	AB BSL CLO 2 Ltd. (Cayman Islands), Ser 2021-2A, Class B1, 144a, (TSFR3M + 1.912%), 7.240%, 4/15/34(A)	1,001,326
1,500,000	AB BSL CLO 3, Ltd. (Cayman Islands), Ser 2021-3A, Class B, 144a, (TSFR3M + 1.962%), 7.286%, 10/20/34(A)	1,502,979
337,295	CF Hippolyta Issuer LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	319,625

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Asset-Backed Securities — 1.8% (Continued)
$ 988,250	CLI Funding VI LLC, Ser 2020-3A, Class A, 144a, 2.070%, 10/18/45	$ 893,212
829,063	Driven Brands Funding LLC, Ser 2019-1A, Class A2, 144a, 4.641%, 4/20/49	806,519
195,505	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	186,821
1,006,200	Jack in the Box Funding LLC, Ser 2019-1A, Class A2II, 144a, 4.476%, 8/25/49	969,434
955,000	Jack in the Box Funding LLC, Ser 2022-1A, Class A2I, 144a, 3.445%, 2/26/52	889,514
375,165	Jersey Mike's Funding LLC, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	360,601
1,150,000	Madison Park Funding XLIX Ltd. (Cayman Islands), Ser 2021-49A, Class B1, 144a, (TSFR3M + 1.962%), 7.288%, 10/19/34(A)	1,151,680
824,500	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	737,694
1,500,000	Palmer Square CLO, Ltd. (Cayman Islands), Ser 2021-4A, Class B, 144a, (TSFR3M + 1.912%), 7.240%, 10/15/34(A)	1,502,840
977,500	Planet Fitness Master Issuer LLC, Ser 2022-1A, Class A2I, 144a, 3.251%, 12/5/51	917,482
1,500,000	Rockford Tower CLO, Ltd. (Cayman Islands), Ser 2021-3A, Class B, 144a, (TSFR3M + 2.012%), 7.336%, 10/20/34(A)	1,501,500
294,031	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	268,318
1,160,000	Textainer Marine Containers, Ltd. (China), Ser 2021-3A, Class A, 144a, 1.940%, 8/20/46	997,771
1,400,000	Towd Point Mortgage Trust, Ser 2015-6, Class B1, 144a, 3.847%, 4/25/55(A)(C)	1,314,508
1,140,000	Towd Point Mortgage Trust, Ser 2019-4, Class M1B, 144a, 3.000%, 10/25/59(A)(C)	944,152
	Total Asset-Backed Securities	$16,265,976
	Non-Agency Collateralized Mortgage Obligations — 1.7%
68,243	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.557%, 7/25/43(A)(C)	64,553
250,278	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.496%, 6/25/45(A)(C)	238,255
370,741	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.643%, 10/25/45(A)(C)	340,619
1,387,956	Angel Oak Mortgage Trust, Ser 2024-1, Class A1, 144a, 5.210%, 8/25/68(A)(C)	1,360,815
480,536	COLT Mortgage Loan Trust, Ser 2022-6, Class A1, 144a, 4.650%, 6/27/67(A)(C)	469,945
134,971	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.407%, 5/25/43(A)(C)	129,929
255,613	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.897%, 1/25/45(A)(C)	238,623
272,082	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.769%, 12/25/44(A)(C)	254,271
877,497	Deephaven Residential Mortgage Trust, Ser 2022-2, Class A1, 144a, 4.300%, 3/25/67(A)(C)	832,524
1,408,291	GCAT Trust, Ser 2022-NQM2, Class A1, 144a, 4.210%, 2/25/67(A)(C)	1,354,014
1,122,389	GS Mortgage-Backed Securities Trust, Ser 2021-PJ8, Class A8, 144a, 2.500%, 1/25/52(A)(C)	966,661
1,281,191	GS Mortgage-Backed Securities Trust, Ser 2022-PJ1, Class A8, 144a, 2.500%, 5/28/52(A)(C)	1,095,198
608,503	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.449%, 1/25/47(A)(C)	533,860
1,070,551	JP Morgan Mortgage Trust, Ser 2020-5, Class B1, 144a, 3.570%, 12/25/50(A)(C)	911,039
Principal Amount		MarketValue
	Non-Agency Collateralized Mortgage Obligations — 1.7% (Continued)
$ 1,439,842	JP Morgan Mortgage Trust, Ser 2024-3, Class A6, 144a, 3.000%, 5/25/54(A)(C)	$ 1,295,735
573,777	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(A)(C)	493,513
1,397,426	Mill City Mortgage Loan Trust, Ser 2019-1, Class M1, 144a, 3.500%, 10/25/69(A)(C)	1,284,407
131,279	Sequoia Mortgage Trust, Ser 2015-2, Class A19, 144a, 3.500%, 5/25/45(A)(C)	114,907
854,855	Sequoia Mortgage Trust, Ser 2018-CH3, Class B1B, 144a, 4.764%, 8/25/48(A)(C)	805,844
775,603	Sequoia Mortgage Trust, Ser 2018-CH3, Class B2B, 144a, 4.764%, 8/25/48(A)(C)	731,136
1,333,016	Verus Securitization Trust, Ser 2022-7, Class A1, 144a, 5.152%, 7/25/67(A)(C)	1,316,960
1,136,915	Wells Fargo Mortgage Backed Securities Trust, Ser 2021-2, Class A3, 144a, 2.500%, 6/25/51(A)(C)	979,394
	Total Non-Agency Collateralized Mortgage Obligations	$15,812,202
	Agency Collateralized Mortgage Obligations — 0.6%
515,000	FHLMC REMIC, Ser 4991, Class HB, 2.000%, 7/25/50	358,806
1,650,000	FHLMC REMIC, Ser 5178, Class CV, 2.000%, 11/25/40	1,175,003
1,500,000	FNMA REMIC, Ser 2019-35, Class KB, 3.000%, 7/25/49	1,165,385
2,150,000	FNMA REMIC, Ser 2022-16, Class KB, 2.500%, 11/25/49	1,606,917
1,370,000	FREMF Mortgage Trust, Ser 2019-K103, Class B, 144a, 3.574%, 12/25/51(A)(C)	1,243,666
154,361	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	151,616
3,513,630	GNMA, Ser 2012-147, Class IO, 0.542%, 4/16/54(A)(B)(C)	36,604
	Total Agency Collateralized Mortgage Obligations	$5,737,997
	Sovereign Government Obligations — 0.3%
674,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	588,907
834,000	Chile Government International Bond, 3.100%, 1/22/61	516,164
1,034,000	Mexico Government International Bond, 3.771%, 5/24/61	631,907
870,000	Republic of Poland Government International Bond, 5.500%, 3/18/54	844,879
	Total Sovereign Government Obligations	$2,581,857
Shares
	Short-Term Investment Fund — 1.6%
14,619,632	Dreyfus Government Cash Management, Institutional Shares, 5.19%∞Ω	14,619,632
	Total Investment Securities—99.6% (Cost $686,436,170)	$913,301,543
	Other Assets in Excess of Liabilities — 0.4%	3,449,778
	Net Assets — 100.0%	$916,751,321
(A)	Variable rate security - Rate reflected is the rate in effect as of June 30, 2024.
(B)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Touchstone Balanced Fund (Continued)
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
GNMA – Government National Mortgage Association
ICE – Intercontinental Exchange, Inc.
IO – Interest Only
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2024, these securities were valued at $64,926,989 or 7.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$585,647,946	$—	$—	$585,647,946
Corporate Bonds	—	115,097,367	—	115,097,367
U.S. Treasury Obligations	—	107,000,754	—	107,000,754
U.S. Government Mortgage-Backed Obligations	—	31,797,965	—	31,797,965
Commercial Mortgage-Backed Securities	—	18,739,847	—	18,739,847
Asset-Backed Securities	—	16,265,976	—	16,265,976
Non-Agency Collateralized Mortgage Obligations	—	15,812,202	—	15,812,202
Agency Collateralized Mortgage Obligations	—	5,737,997	—	5,737,997
Sovereign Government Obligations	—	2,581,857	—	2,581,857
Short-Term Investment Fund	14,619,632	—	—	14,619,632
Other Financial Instruments
Swap Agreements
Credit contracts	—	63,037	—	63,037
Futures
Interest rate contracts	146,407	—	—	146,407
Total Assets	$600,413,985	$313,097,002	$—	$913,510,987
Liabilities:
Other Financial Instruments
Futures
Interest rate contracts	$(244,647)	$—	$—	$(244,647)
Total Liabilities	$(244,647)	$—	$—	$(244,647)
Total	$600,169,338	$313,097,002	$—	$913,266,340

Futures Contracts
At June 30, 2024, $490,105 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at June 30, 2024:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ Depreciation
Short Futures:
30-Year U.S. Ultra Treasury Bond	9/19/2024	102	$12,785,063	$(244,647)
Long Futures:
2-Year U.S. Treasury Note	9/30/2024	297	60,652,969	96,659
5-Year U.S. Treasury Note	9/30/2024	223	23,766,923	49,748
				$(98,240)

Touchstone Balanced Fund (Continued)
Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Appreciation
Buy Protection:
Wells Fargo	6/20/29	$10,220,000	5.000%	ICE	Markit CDX North America High Yield Series 42 5Y Index	$(638,039)	$(701,076)	$63,037
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Core Municipal Bond Fund – June 30, 2024
Principal Amount		Market Value
	Fixed Rate Revenue Bonds – 75.9%
$ 500,000	Arizona Board of Regents, Revenue, 5.000%, 08/01/54	$ 541,302
550,000	Barry County, MO, COP, 5.000%, 10/01/37	574,832
500,000	Beaumont , TX, Waterworks & Sewer System Revenue Ser A, 5.000%, 09/01/26	516,377
500,000	Chicago O'Hare International Airport, Revenue Ser A, 5.000%, 01/01/31	518,442
500,000	Chicago, IL, Wastewater Transmission Revenue Ser C, 5.000%, 01/01/26	503,394
450,000	City of Erie Higher Education Building Authority, Revenue, 5.000%, 05/01/47	423,050
500,000	Cleveland County Educational Fac. Auth., Revenue, 5.000%, 06/01/25	506,133
500,000	Colorado Health Fac. Auth., Revenue, 5.000%, 11/01/28	530,513
500,000	Colorado Health Fac. Auth., Revenue, 5.000%, 05/15/30	516,856
500,000	Colorado Springs School District No 11 Fac. Corp., COP, 5.000%, 12/15/34	560,943
500,000	Connecticut State Health & Educational Fac. Auth., Revenue, 5.000%, 07/01/48	522,520
500,000	County of Miami-Dade FL Transit System, Revenue, 5.000%, 07/01/32	507,161
500,000	County of Nez Perce, COP, 5.000%, 03/01/52	523,710
685,000	DeKalb-Jackson Water Supply District Inc, Revenue Ser A, 5.000%, 07/01/32	741,742
500,000	Florida Development Finance Corp., Revenue Ser A, 5.000%, 06/15/30	515,584
425,000	Georgetown, TX, Utility System Revenue, 5.000%, 08/15/35	471,350
500,000	Greater Jasper School Building Corp., Revenue, 5.000%, 07/15/29	530,688
510,000	Greater Texas Cultural Education Fac. Finance Corp., Revenue, 5.000%, 03/01/28	539,048
350,000	Guam Power Auth., Revenue Ser A, 5.000%, 10/01/26	357,386
500,000	Hamilton County, OH, 5.000%, 08/15/40	521,105
1,000,000	Hamilton County, OH EDR, 5.000%, 06/01/33	1,012,202
465,000	Harris County Cultural Education Fac. Finance Corp., Revenue Ser A, 5.000%, 07/01/52	487,144
500,000	Health Care Auth. for Baptist Health/The, Revenue Ser A, 5.000%, 11/15/32	541,731
500,000	Hospitals & Higher Education Fac. Auth. of Philadelphia/The, Revenue, 5.000%, 07/01/37	538,429
500,000	Illinois Finance Auth., Revenue Ser A, 5.000%, 08/15/47	526,686
500,000	Indiana Finance Auth., Revenue Ser A, 5.750%, 03/01/54	534,911
500,000	Iowa Higher Education Loan Auth., Revenue, 5.375%, 10/01/52	516,955
500,000	Kentucky Asset Liability Commission, Revenue Ser A, 5.000%, 09/01/25	509,734
595,000	Kentucky Public Energy Auth., Revenue Ser 1, 4.000%, 02/01/30	590,184
500,000	Louisiana Local Government Environmental Fac. & Community Development Auth, Revenue, 5.000%, 08/15/30	518,425
500,000	Louisville/Jefferson County Metropolitan Government, Revenue Ser A, 5.000%, 05/15/52	517,041
500,000	Main Street Natural Gas, Inc., Revenue Ser B, 5.000%, 12/01/54	529,786
500,000	Metropolitan Government Nashville & Davidson County Sports Auth., Revenue Ser A, 5.250%, 07/01/53	541,194
500,000	Michigan Finance Authority, Revenue Ser C, 5.000%, 06/01/32	542,158
500,000	Michigan State Building Auth., Revenue Ser I, 5.000%, 04/15/34	507,319
500,000	Millard School District Local Building Auth., Revenue, 5.000%, 05/15/59	536,717
Principal Amount		Market Value
	Fixed Rate Revenue Bonds – 75.9% (Continued)
$ 500,000	Missouri Joint Municipal Electric Utility Commission, Revenue, 5.000%, 12/01/36	$ 548,319
500,000	Monroeville Finance Auth., Revenue Ser B, 5.000%, 02/15/29	535,009
575,000	Montrose Redevelopment Auth., 5.000%, 09/01/26	590,643
500,000	Municipal Electric Authority of Georgia Ser A, 5.000%, 07/01/52	522,081
500,000	New Hampshire Business Finance Auth., Revenue Ser A, 5.250%, 06/01/51	540,111
500,000	New Jersey Economic Development Auth., Revenue EDR, 5.000%, 03/01/28	527,891
500,000	New Jersey Transportation Trust Fund Authority, Revenue Ser AA, 5.000%, 06/15/45	528,638
500,000	New York State Dormitory Auth., Revenue, 5.000%, 07/01/29	518,140
500,000	Newark Higher Education Finance Corp., Revenue Ser A, 4.000%, 04/01/57	450,548
500,000	Ohio Higher Educational Fac. Commission, 5.000%, 03/01/34	488,548
500,000	Ozark Reorg School District No R-6, COP, 5.000%, 04/01/45	524,849
500,000	Pasco County School Board, COP Ser B, 5.000%, 08/01/46	533,367
500,000	Pennsylvania Economic Development Financing Auth., Revenue EDR Ser 2, 5.000%, 07/01/38	532,183
500,000	Pennsylvania Higher Educational Fac. Auth., Revenue Ser A, 5.000%, 05/01/32	540,237
500,000	Philadelphia Auth. for Industrial Development, Revenue, 5.250%, 11/01/47	529,200
500,000	Polaris Career Center COP, 5.000%, 11/01/35	507,577
500,000	Public Utility District No. 1 of Benton County, Revenue, 5.000%, 11/01/28	518,190
500,000	Pulaski County, AR, Revenue, 5.250%, 03/01/53	539,979
500,000	Regional Transportation District, Revenue Ser A, 5.000%, 01/15/29	526,777
500,000	Regional Transportation District, Revenue Ser A, 5.000%, 01/15/31	538,745
500,000	Rhode Island Health and Educational Building Corp., Revenue Ser A, 5.000%, 05/15/48	540,490
500,000	Rock Hill , SC, Combined Utility System Revenue Ser A, 5.000%, 01/01/54	533,945
520,000	South Carolina Public Service Auth., Revenue Ser A, 4.000%, 12/01/52	474,854
500,000	Southwest Higher Education Auth., Inc., Revenue, 5.000%, 10/01/29	515,813
500,000	St Louis , MO, Airport Revenue Ser A, 5.250%, 07/01/54	549,964
500,000	St Lucie County School Board, COP Ser A, 5.000%, 07/01/48	532,830
510,000	State Board of Higher Education of the State of North Dakota, Revenue Ser A, 5.000%, 04/01/29	530,561
500,000	State of Illinois Sales Tax Revenue Ser B, 5.000%, 06/15/33	522,597
500,000	Tobacco Settlement Financing Corp, Revenue Ser A, 5.000%, 06/01/30	527,017
500,000	Town of Upland, Revenue EDR, 4.000%, 09/01/43	480,087
500,000	Troy Capital Resource Corp., Revenue, 5.000%, 09/01/30	541,530
500,000	Williamsburg LSD, COP, 5.250%, 12/15/53	531,186
500,000	Wisconsin Health & Educational Fac. Auth., Revenue, 5.000%, 03/15/53	486,793
500,000	Wisconsin Health & Educational Fac. Auth., Revenue Ser B, 5.250%, 12/01/48	521,847
240,000	Yamhill County, OR, Revenue, 4.000%, 12/01/41	234,864
	Total Fixed Rate Revenue Bonds	$37,438,162

Touchstone Core Municipal Bond Fund (Continued)
Principal Amount		Market Value
	General Obligation Bonds – 21.1%
$ 500,000	Bartholomew Consolidated School Corp., LTGO, 6.000%, 01/15/26	$ 519,643
500,000	Bexar County Hospital District, LTGO, 5.000%, 02/15/48	535,224
500,000	Chicago Board of Education, UTGO Ser A, 4.000%, 12/01/47	438,436
500,000	Chicago, IL, UTGO Ser A, 5.000%, 01/01/34	540,048
150,000	Detroit, MI, UTGO Ser C, 6.000%, 05/01/43	171,240
505,000	Ecorse Public School District, UTGO, 5.000%, 05/01/27	528,021
150,000	Gold Hill Mesa Metropolitan District No 2, LTGO Ser A, 5.000%, 12/01/29	159,700
500,000	Gregg County, TX, LTGO, 5.000%, 09/15/30	534,584
500,000	Homewood, AL, UTGO, 5.000%, 09/01/29	517,426
500,000	Hudsonville Public Schools, UTGO, 5.000%, 05/01/53	526,980
500,000	Jackson, MS, UTGO, 5.000%, 03/01/28	510,559
610,000	Milwaukee, WI, UTGO Ser N3, 5.000%, 04/01/29	654,430
500,000	North Pine Vistas Metropolitan District No 2, LTGO, 5.250%, 12/01/42	547,425
450,000	School District of Philadelphia/The, LTGO Ser B, 5.000%, 09/01/30	485,442
440,000	School District of Philadelphia/The, LTGO Ser D, 5.000%, 09/01/25	447,098
500,000	St Louis, MO, UTGO Ser A, 5.000%, 02/15/43	533,817
500,000	State of Illinois, UTGO Ser B, 5.500%, 05/01/47	544,078
1,000,000	Toledo, OH, LTGO, 4.000%, 12/01/35	1,024,925
500,000	Whispering Pines Metropolitan District No 1, LTGO, 5.000%, 12/01/52	518,376
650,000	Wichita Falls Independent School District, UTGO, 4.000%, 02/01/26	656,943
	Total General Obligation Bonds	$10,394,395
Shares
	Short-Term Investment Fund — 1.9%
923,937	Dreyfus Government Cash Management Institutional Shares, 5.19%∞Ω	923,937
	Total Investment Securities—98.9% (Cost $49,509,668)	$48,756,494
	Other Assets in Excess of Liabilities — 1.1%	$562,449
	Net Assets — 100.0%	$49,318,943
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
COP–Certificates of Participation
EDR–Economic Development Revenue
LSD–Local School District
LTGO–Limited Tax General Obligation
UTGO–Unlimited Tax General Obligation
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$47,832,557	$—	$47,832,557
Short-Term Investment Fund	923,937	—	—	923,937
Total	$923,937	$47,832,557	$—	$48,756,494
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone International Value Fund – June 30, 2024
Shares		Market Value
	Common Stocks — 96.9%
	Japan — 16.1%
	Communication Services — 1.0%
39,400	KDDI Corp.	$ 1,043,765
	Consumer Discretionary — 5.7%
115,500	Honda Motor Co. Ltd.	1,241,624
163,500	Panasonic Holdings Corp.	1,344,052
107,300	Sankyo Co. Ltd.	1,166,751
88,300	Sumitomo Rubber Industries Ltd.	885,908
144,500	Yamaha Motor Co. Ltd.	1,343,388
	Financials — 1.3%
138,500	Japan Post Holdings Co. Ltd.	1,376,652
	Health Care — 1.0%
51,000	Nippon Shinyaku Co. Ltd.	1,031,092
	Industrials — 4.7%
48,000	Komatsu Ltd.	1,402,058
79,500	NGK Insulators Ltd.	1,020,809
28,000	NIPPON EXPRESS HOLDINGS, Inc.	1,295,855
51,600	Sojitz Corp.	1,260,447
	Information Technology — 2.4%
67,800	Brother Industries Ltd.	1,197,633
48,900	Canon, Inc.	1,326,542
	Total Japan	16,936,576
	China — 7.5%
	Consumer Discretionary — 3.0%
141,100	Alibaba Group Holding Ltd.	1,271,712
75,100	JD.com, Inc. - Class A	975,344
70,700	Vipshop Holdings Ltd. ADR	920,514
	Energy — 1.3%
1,352,000	PetroChina Co. Ltd. Class H	1,365,189
	Health Care — 1.1%
1,412,000	CSPC Pharmaceutical Group Ltd.	1,124,502
	Industrials — 1.1%
646,000	Weichai Power Co. Ltd. Class H	1,229,895
	Materials — 1.0%
517,000	Jiangxi Copper Co. Ltd. Class H	1,029,065
	Total China	7,916,221
	France — 7.2%
	Energy — 1.4%
21,800	TotalEnergies SE	1,459,592
	Financials — 1.2%
19,900	BNP Paribas SA	1,272,647
	Industrials — 1.2%
48,500	Rexel SA	1,254,625
	Materials — 1.2%
34,400	Verallia SA, 144a	1,251,759
	Real Estate — 1.3%
49,200	Klepierre SA REIT	1,313,539
	Utilities — 0.9%
35,200	Rubis SCA	991,654
	Total France	7,543,816
	United Kingdom — 6.1%
	Consumer Staples — 3.4%
135,700	Britvic PLC	2,025,868
400,300	Tesco PLC	1,546,268
Shares		Market Value
	Common Stocks — 96.9% (Continued)
	United Kingdom — (Continued)
	Financials — 2.7%
207,700	Investec PLC	$ 1,505,745
341,800	NatWest Group PLC	1,344,674
	Total United Kingdom	6,422,555
	Taiwan — 5.6%
	Information Technology — 5.6%
1,210,000	Compal Electronics, Inc.	1,289,864
349,000	Hon Hai Precision Industry Co. Ltd.	2,297,790
279,000	Sercomm Corp.	1,012,545
201,000	Sino-American Silicon Products, Inc.	1,342,578
	Total Taiwan	5,942,777
	Germany — 5.2%
	Consumer Discretionary — 1.2%
18,900	Mercedes-Benz Group AG	1,308,098
	Financials — 2.7%
82,300	Deutsche Bank AG	1,315,365
3,100	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,549,861
	Industrials — 1.3%
33,900	Daimler Truck Holding AG	1,352,038
	Total Germany	5,525,362
	India — 5.1%
	Energy — 2.1%
195,500	Coal India Ltd.	1,107,622
285,900	Petronet LNG Ltd.	1,130,304
	Financials — 1.1%
785,500	Canara Bank	1,122,864
	Health Care — 1.0%
78,800	Natco Pharma Ltd.	1,098,179
	Materials — 0.9%
334,500	Gujarat State Fertilizers & Chemicals Ltd.	969,160
	Total India	5,428,129
	South Korea — 4.8%
	Communication Services — 1.3%
35,800	SK Telecom Co. Ltd.	1,336,671
	Consumer Discretionary — 1.3%
14,900	Kia Corp.	1,394,214
	Financials — 1.3%
16,700	DB Insurance Co. Ltd.	1,383,644
	Information Technology — 0.9%
15,700	Samsung Electronics Co. Ltd.	924,005
	Total South Korea	5,038,534
	Canada — 4.6%
	Energy — 1.3%
19,800	Imperial Oil Ltd.	1,350,056
	Financials — 1.5%
59,400	Manulife Financial Corp.	1,581,771
	Industrials — 1.0%
35,400	Finning International, Inc.	1,037,896
	Materials — 0.8%
108,700	Dundee Precious Metals, Inc.	850,976
	Total Canada	4,820,699

Touchstone International Value Fund (Continued)
Shares		Market Value
	Common Stocks — 96.9% (Continued)
	Switzerland — 4.4%
	Health Care — 4.4%
26,200	Novartis AG	$ 2,789,558
6,700	Roche Holding AG	1,856,294
	Total Switzerland	4,645,852
	Netherlands — 3.9%
	Energy — 1.4%
41,300	Shell PLC	1,481,348
	Financials — 2.5%
81,300	ABN AMRO Bank NV, 144a	1,335,245
28,500	NN Group NV	1,324,636
	Total Netherlands	4,141,229
	Italy — 3.7%
	Consumer Discretionary — 0.9%
159,900	Pirelli & C SpA, 144a	950,193
	Financials — 1.2%
33,100	UniCredit SpA	1,224,899
	Industrials — 0.5%
21,300	Leonardo SpA	493,496
	Materials — 1.1%
29,400	Buzzi SpA	1,183,878
	Total Italy	3,852,466
	Australia — 2.5%
	Financials — 1.3%
72,700	ANZ Group Holdings Ltd.	1,365,866
	Materials — 1.2%
16,200	Rio Tinto Ltd.	1,283,232
	Total Australia	2,649,098
	Spain — 2.4%
	Financials — 1.3%
306,000	Banco Santander SA	1,423,749
	Information Technology — 1.1%
55,200	Indra Sistemas SA	1,133,522
	Total Spain	2,557,271
	United States — 1.5%
	Health Care — 1.5%
84,600	GSK PLC	1,627,215
	Denmark — 1.4%
	Financials — 1.4%
49,600	Danske Bank A/S	1,479,371
	Sweden — 1.4%
	Information Technology — 1.4%
234,400	Telefonaktiebolaget LM Ericsson - Class B	1,454,972
	South Africa — 1.3%
	Materials — 1.3%
151,900	Harmony Gold Mining Co. Ltd.	1,406,328
	Malaysia — 1.3%
	Financials — 1.3%
960,500	CIMB Group Holdings Bhd	1,383,846
	Norway — 1.3%
	Financials — 1.3%
68,300	DNB Bank ASA	1,341,436
Shares		Market Value
	Common Stocks — 96.9% (Continued)
	Brazil — 1.2%
	Materials — 1.2%
113,300	Vale SA	$ 1,263,303
	Israel — 1.2%
	Information Technology — 1.2%
7,400	Check Point Software Technologies Ltd.*	1,221,000
	Mexico — 1.1%
	Consumer Staples — 1.1%
685,100	Kimberly-Clark de Mexico SAB de CV - Class A	1,181,465
	Hong Kong — 1.1%
	Health Care — 1.1%
1,082,000	United Laboratories International Holdings Ltd. (The)	1,141,711
	Austria — 1.1%
	Financials — 1.1%
24,100	Erste Group Bank AG	1,140,777
	Indonesia — 1.1%
	Utilities — 1.1%
11,771,900	Perusahaan Gas Negara Tbk PT	1,107,098
	Belgium — 1.0%
	Financials — 1.0%
23,900	Ageas SA	1,090,480
	Greece — 1.0%
	Communication Services — 1.0%
69,700	Hellenic Telecommunications Organization SA	1,003,232
	Finland — 0.8%
	Industrials — 0.8%
11,060	Cargotec Oyj	888,619
	Total Common Stocks	$102,151,438
	Short-Term Investment Fund — 1.9%
2,051,181	Dreyfus Government Cash Management, Institutional Shares, 5.19%∞Ω	2,051,181
	Total Investment Securities — 98.8% (Cost $102,779,480)	$104,202,619
	Other Assets in Excess of Liabilities — 1.2%	1,219,727
	Net Assets — 100.0%	$105,422,346
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2024, these securities were valued at $3,537,197 or 3.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone International Value Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$16,936,576	$—	$16,936,576
China	920,514	6,995,707	—	7,916,221
France	—	7,543,816	—	7,543,816
United Kingdom	3,531,613	2,890,942	—	6,422,555
Taiwan	—	5,942,777	—	5,942,777
Germany	—	5,525,362	—	5,525,362
India	—	5,428,129	—	5,428,129
South Korea	—	5,038,534	—	5,038,534
Canada	4,820,699	—	—	4,820,699
Switzerland	—	4,645,852	—	4,645,852
Netherlands	—	4,141,229	—	4,141,229
Italy	—	3,852,466	—	3,852,466
Australia	—	2,649,098	—	2,649,098
Spain	—	2,557,271	—	2,557,271
United States	—	1,627,215	—	1,627,215
Denmark	—	1,479,371	—	1,479,371
Sweden	—	1,454,972	—	1,454,972
South Africa	—	1,406,328	—	1,406,328
Malaysia	—	1,383,846	—	1,383,846
Norway	1,341,436	—	—	1,341,436
Brazil	1,263,303	—	—	1,263,303
Israel	1,221,000	—	—	1,221,000
Mexico	1,181,465	—	—	1,181,465
Hong Kong	1,141,711	—	—	1,141,711
Austria	—	1,140,777	—	1,140,777
Indonesia	1,107,098	—	—	1,107,098
Belgium	—	1,090,480	—	1,090,480
Greece	1,003,232	—	—	1,003,232
Finland	—	888,619	—	888,619
Short-Term Investment Fund	2,051,181	—	—	2,051,181
Total	$19,583,252	$84,619,367	$—	$104,202,619
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Cap Focused Fund – June 30, 2024
Shares		Market Value
	Common Stocks — 96.4%
	Information Technology — 29.8%
1,192,750	Apple, Inc.	$ 251,217,005
217,917	International Business Machines Corp.	37,688,745
757,177	Microsoft Corp.	338,420,260
683,582	NVIDIA Corp.	84,449,720
517,541	Oracle Corp.	73,076,789
273,284	Salesforce, Inc.	70,261,317
249,542	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	43,372,895
325,115	Texas Instruments, Inc.	63,244,621
174,337	Workday, Inc. - Class A*	38,974,780
		1,000,706,132
	Communication Services — 15.3%
1,167,554	Alphabet, Inc. - Class C	214,152,755
1,034,614	Comcast Corp. - Class A	40,515,484
387,355	Meta Platforms, Inc. - Class A	195,312,138
59,131	Netflix, Inc.*	39,906,329
236,159	Walt Disney Co. (The)	23,448,227
		513,334,933
	Financials — 13.3%
1,968,763	Bank of America Corp.	78,297,704
285,282	Berkshire Hathaway, Inc. - Class B*	116,052,718
566,051	Charles Schwab Corp. (The)	41,712,298
168,490	Goldman Sachs Group, Inc. (The)	76,211,397
36,350	Markel Group, Inc.*	57,275,241
289,541	Visa, Inc. - Class A	75,995,826
		445,545,184
	Health Care — 12.5%
188,446	Becton Dickinson & Co.	44,041,715
454,331	BioMarin Pharmaceutical, Inc.*	37,405,071
825,047	Bristol-Myers Squibb Co.	34,264,202
244,688	HCA Healthcare, Inc.	78,613,361
517,873	Johnson & Johnson	75,692,318
732,329	Medtronic PLC	57,641,615
179,842	UnitedHealth Group, Inc.	91,586,337
		419,244,619
	Consumer Discretionary — 7.9%
282,318	Airbnb, Inc. - Class A*	42,807,878
180,099	Alibaba Group Holding Ltd. (China) ADR	12,967,128
955,520	Amazon.com, Inc.*	184,654,240
327,273	Starbucks Corp.	25,478,203
		265,907,449
	Industrials — 7.5%
239,757	Boeing Co. (The)*	43,638,172
94,428	FedEx Corp.	28,313,292
99,781	Hubbell, Inc.	36,467,960
545,667	RTX Corp.	54,779,510
820,086	Southwest Airlines Co.	23,462,660
597,739	SS&C Technologies Holdings, Inc.	37,460,303
341,064	Stanley Black & Decker, Inc.	27,247,603
		251,369,500
Shares		Market Value
	Common Stocks — 96.4% (Continued)
	Consumer Staples — 3.9%
171,679	Diageo PLC (United Kingdom) ADR	$ 21,645,288
992,197	Monster Beverage Corp.*	49,560,240
610,083	Philip Morris International, Inc.	61,819,711
		133,025,239
	Energy — 2.6%
614,529	Exxon Mobil Corp.	70,744,579
365,452	Schlumberger NV	17,242,025
		87,986,604
	Materials — 2.5%
613,323	DuPont de Nemours, Inc.	49,366,369
361,806	International Flavors & Fragrances, Inc.	34,447,549
		83,813,918
	Real Estate — 1.1%
188,994	Jones Lang LaSalle, Inc.*	38,796,688
	Total Common Stocks	$3,239,730,266
	Short-Term Investment Fund — 3.6%
119,707,777	Dreyfus Government Cash Management, Institutional Shares, 5.19%∞Ω	119,707,777
	Total Investment Securities—100.0% (Cost $1,795,795,332)	$3,359,438,043
	Other Assets in Excess of Liabilities — 0.0%	33,453
	Net Assets — 100.0%	$3,359,471,496
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,239,730,266	$—	$—	$3,239,730,266
Short-Term Investment Fund	119,707,777	—	—	119,707,777
Total	$3,359,438,043	$—	$—	$3,359,438,043
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Cap Fund – June 30, 2024
Shares		Market Value
	Common Stocks — 98.8%
	Financials — 27.0%
46,593	Berkshire Hathaway, Inc. - Class B*	$ 18,954,032
15,544	BlackRock, Inc.	12,238,102
137,878	Charles Schwab Corp. (The)	10,160,230
68,112	Fiserv, Inc.*	10,151,413
63,682	Progressive Corp. (The)	13,227,388
41,605	Visa, Inc. - Class A	10,920,064
		75,651,229
	Information Technology — 13.6%
83,155	Apple, Inc.	17,514,106
110,057	Cisco Systems, Inc.	5,228,808
37,043	TE Connectivity Ltd. (Switzerland)	5,572,379
50,523	Texas Instruments, Inc.	9,828,239
		38,143,532
	Industrials — 13.0%
33,303	FedEx Corp.	9,985,572
50,698	Norfolk Southern Corp.	10,884,354
33,125	Old Dominion Freight Line, Inc.	5,849,875
49,404	Republic Services, Inc.	9,601,173
		36,320,974
	Consumer Discretionary — 12.4%
58,894	CarMax, Inc.*	4,319,286
28,039	Home Depot, Inc. (The)	9,652,145
24,024	Lowe's Cos., Inc.	5,296,331
8,222	O'Reilly Automotive, Inc.*	8,682,925
86,536	Starbucks Corp.	6,736,828
		34,687,515
	Materials — 11.0%
48,022	Air Products & Chemicals, Inc.	12,392,077
17,630	Martin Marietta Materials, Inc.	9,551,934
16,927	NewMarket Corp.	8,727,054
		30,671,065
	Consumer Staples — 8.4%
168,616	Altria Group, Inc.	7,680,459
78,212	Church & Dwight Co., Inc.	8,109,020
76,049	Nestle SA (Switzerland) ADR	7,791,220
		23,580,699
Shares		Market Value
	Common Stocks — 98.8% (Continued)
	Communication Services — 7.5%
113,724	Alphabet, Inc. - Class C	$ 20,859,256
	Health Care — 3.2%
38,815	Johnson & Johnson	5,673,200
119,251	Pfizer, Inc.	3,336,643
		9,009,843
	Energy — 2.7%
48,964	Chevron Corp.	7,658,949
	Total Common Stocks	$276,583,062
	Short-Term Investment Fund — 1.2%
3,303,289	Dreyfus Government Cash Management, Institutional Shares, 5.19%∞Ω	3,303,289
	Total Investment Securities—100.0% (Cost $161,545,456)	$279,886,351
	Liabilities in Excess of Other Assets — (0.0%)	(18,297)
	Net Assets — 100.0%	$279,868,054
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$276,583,062	$—	$—	$276,583,062
Short-Term Investment Fund	3,303,289	—	—	3,303,289
Total	$279,886,351	$—	$—	$279,886,351
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Large Company Growth Fund – June 30, 2024
Shares		Market Value
	Common Stocks — 99.8%
	Information Technology — 57.8%
6,822	Adobe, Inc.*	$ 3,789,894
25,250	Advanced Micro Devices, Inc.*	4,095,803
34,706	Apple, Inc.	7,309,778
32,888	Arista Networks, Inc.*	11,526,586
6,143	ASML Holding NV (Netherlands)	6,282,630
15,404	Autodesk, Inc.*	3,811,720
25,337	Dynatrace, Inc.*	1,133,577
24,565	Entegris, Inc.	3,326,101
46,898	Fortinet, Inc.*	2,826,542
10,089	Intuit, Inc.	6,630,592
41,480	Microsoft Corp.	18,539,486
155,971	NVIDIA Corp.	19,268,657
		88,541,366
	Communication Services — 13.1%
70,303	Alphabet, Inc. - Class A	12,805,691
14,453	Meta Platforms, Inc. - Class A	7,287,492
		20,093,183
	Financials — 8.9%
30,345	Charles Schwab Corp. (The)	2,236,123
28,233	Fiserv, Inc.*	4,207,846
5,284	Mastercard, Inc. - Class A	2,331,090
18,683	Visa, Inc. - Class A	4,903,727
		13,678,786
	Consumer Discretionary — 8.5%
67,336	Amazon.com, Inc.*	13,012,682
	Health Care — 5.5%
24,052	Neurocrine Biosciences, Inc.*	3,311,239
35,266	Novo Nordisk A/S (Denmark) ADR	5,033,869
		8,345,108
	Industrials — 4.1%
8,480	General Electric Co.	1,348,066
9,078	Howmet Aerospace, Inc.	704,725
58,962	Uber Technologies, Inc.*	4,285,358
		6,338,149
Shares		Market Value
	Common Stocks — 99.8% (Continued)
	Consumer Staples — 1.9%
56,739	Monster Beverage Corp.*	$ 2,834,113
	Total Common Stocks	$152,843,387
	Short-Term Investment Fund — 1.3%
1,997,894	Dreyfus Government Cash Management, Institutional Shares, 5.19%∞Ω	1,997,894
	Total Investment Securities—101.1% (Cost $83,593,637)	$154,841,281
	Liabilities in Excess of Other Assets — (1.1%)	(1,725,505)
	Net Assets — 100.0%	$153,115,776
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$152,843,387	$—	$—	$152,843,387
Short-Term Investment Fund	1,997,894	—	—	1,997,894
Total	$154,841,281	$—	$—	$154,841,281
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Company Fund – June 30, 2024
Shares		Market Value
	Common Stocks — 97.9%
	Industrials — 20.6%
125,669	Albany International Corp. - Class A	$ 10,612,747
37,004	CACI International, Inc. - Class A*	15,916,530
69,755	Clean Harbors, Inc.*	15,775,093
81,602	Crane Co.	11,830,658
264,039	CSG Systems International, Inc.	10,870,486
41,518	Curtiss-Wright Corp.	11,250,548
30,820	EMCOR Group, Inc.	11,251,766
152,356	ESCO Technologies, Inc.	16,003,474
552,265	ExlService Holdings, Inc.*	17,319,030
126,619	Federal Signal Corp.	10,594,212
119,948	ITT, Inc.	15,494,883
242,409	KBR, Inc.	15,548,113
239,316	MAXIMUS, Inc.	20,509,381
473,040	WNS Holdings Ltd. (India) ADR*	24,834,600
345,274	Zurn Elkay Water Solutions Corp.	10,151,056
		217,962,577
	Information Technology — 19.7%
103,098	Advanced Energy Industries, Inc.	11,212,938
380,751	Allegro MicroSystems, Inc. (Japan)*	10,752,408
613,617	Box, Inc. - Class A*	16,224,033
1,796,728	CCC Intelligent Solutions Holdings, Inc.*	19,961,648
229,210	Ciena Corp.*	11,043,338
157,465	CommVault Systems, Inc.*	19,143,020
184,137	Crane NXT Co.	11,309,695
547,183	DoubleVerify Holdings, Inc.*	10,653,653
350,000	LiveRamp Holdings, Inc.*	10,829,000
69,253	Onto Innovation, Inc.*	15,205,189
80,500	Qualys, Inc.*	11,479,300
59,771	SPS Commerce, Inc.*	11,246,511
324,220	Teradata Corp.*	11,205,043
404,460	Tower Semiconductor Ltd. (Israel)*†	15,899,323
663,825	Verint Systems, Inc.*	21,375,165
		207,540,264
	Health Care — 17.7%
406,772	Astrana Health, Inc.*	16,498,672
212,776	Bio-Techne Corp.	15,245,401
29,035	Chemed Corp.	15,753,810
389,300	Doximity, Inc. - Class A*	10,888,721
186,072	Encompass Health Corp.	15,963,117
126,487	Ensign Group, Inc. (The)	15,645,177
310,363	Globus Medical, Inc. - Class A*	21,256,762
188,270	Haemonetics Corp.*	15,575,577
196,764	Merit Medical Systems, Inc.*	16,911,866
555,509	Option Care Health, Inc.*	15,387,599
379,008	Pacira BioSciences, Inc.*	10,843,419
590,413	Progyny, Inc.*	16,891,716
		186,861,837
	Consumer Discretionary — 14.8%
103,080	Crocs, Inc.*	15,043,495
438,876	Frontdoor, Inc.*	14,829,620
325,760	Gentex Corp.	10,981,370
114,995	Grand Canyon Education, Inc.*	16,088,950
283,609	Malibu Boats, Inc. - Class A*	9,937,659
100,159	Oxford Industries, Inc.	10,030,924
99,060	PVH Corp.	10,487,482
158,037	Skyline Champion Corp.*	10,707,007
403,890	Steven Madden Ltd.	17,084,547
152,045	Stride, Inc.*	10,719,173
Shares		Market Value
	Common Stocks — 97.9% (Continued)
	Consumer Discretionary — 14.8% (Continued)
92,729	Texas Roadhouse, Inc.	$ 15,922,497
37,953	TopBuild Corp.*	14,622,152
		156,454,876
	Real Estate — 8.0%
271,357	Agree Realty Corp. REIT	16,807,853
763,030	Apple Hospitality REIT, Inc.	11,094,456
102,334	Colliers International Group, Inc. (Canada)†	11,425,591
660,269	COPT Defense Properties REIT	16,526,533
549,801	Kite Realty Group Trust REIT	12,304,547
454,439	STAG Industrial, Inc. REIT	16,387,070
		84,546,050
	Financials — 7.8%
501,708	Atlantic Union Bankshares Corp.	16,481,108
58,680	Evercore, Inc. - Class A	12,230,672
1,197,497	FNB Corp.	16,381,759
675,072	Home BancShares, Inc.	16,174,725
137,205	SouthState Corp.	10,485,206
246,393	Webster Financial Corp.	10,740,271
		82,493,741
	Materials — 3.4%
115,974	Ashland, Inc.	10,958,383
46,760	Eagle Materials, Inc.	10,168,430
353,323	Silgan Holdings, Inc.	14,956,162
		36,082,975
	Communication Services — 3.3%
873,331	Cargurus, Inc.*	22,881,272
207,991	Ziff Davis, Inc.*	11,449,905
		34,331,177
	Energy — 2.6%
309,427	Cactus, Inc. - Class A	16,319,180
461,610	Oceaneering International, Inc.*	10,921,692
		27,240,872
	Total Common Stocks	$1,033,514,369
	Short-Term Investment Funds — 3.6%
22,478,588	Dreyfus Government Cash Management, Institutional Shares, 5.19%∞Ω	22,478,588
15,468,550	Invesco Government & Agency Portfolio, Institutional Class, 5.23%∞Ω**	15,468,550
	Total Short-Term Investment Funds	$37,947,138
	Total Investment Securities—101.5% (Cost $814,546,036)	$1,071,461,507
	Liabilities in Excess of Other Assets — (1.5%)	(15,395,969)
	Net Assets — 100.0%	$1,056,065,538
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2024 was $15,339,549.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

Touchstone Small Company Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,033,514,369	$—	$—	$1,033,514,369
Short-Term Investment Funds	37,947,138	—	—	37,947,138
Total	$1,071,461,507	$—	$—	$1,071,461,507
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Value Fund – June 30, 2024
Shares		Market Value
	Common Stocks — 97.5%
	Financials — 15.5%
39,471	American Express Co.	$ 9,139,510
152,626	American International Group, Inc.	11,330,953
116,255	Bank of Nova Scotia (The) (Canada)†	5,315,179
262,426	Fidelity National Information Services, Inc.	19,776,423
38,604	M&T Bank Corp.	5,843,101
60,906	The Allstate Corp.	9,724,252
123,798	US Bancorp	4,914,781
179,234	Wells Fargo & Co.	10,644,707
28,261	Willis Towers Watson PLC	7,408,339
		84,097,245
	Health Care — 12.0%
431,148	Avantor, Inc.*	9,140,338
30,540	Elevance Health, Inc.	16,548,404
105,197	Medtronic PLC	8,280,056
113,306	Merck & Co., Inc.	14,027,283
137,560	Sanofi SA ADR	6,674,411
20,686	UnitedHealth Group, Inc.	10,534,552
		65,205,044
	Energy — 11.7%
401,350	Enbridge, Inc. (Canada)	14,284,046
129,573	Exxon Mobil Corp.	14,916,444
355,587	Halliburton Co.	12,011,729
73,280	Hess Corp.	10,810,266
83,720	Phillips 66	11,818,752
		63,841,237
	Consumer Discretionary — 11.3%
162,798	Aptiv PLC*	11,464,235
283,400	Aramark	9,641,268
436,740	Carnival Corp.*	8,175,773
305,831	Las Vegas Sands Corp.	13,533,022
40,636	Lithia Motors, Inc.	10,258,558
93,031	Wynn Resorts Ltd.	8,326,274
		61,399,130
	Information Technology — 10.9%
10,532	Broadcom, Inc.	16,909,442
95,376	Cognizant Technology Solutions Corp. - Class A	6,485,568
84,313	Oracle Corp.	11,904,996
97,776	QUALCOMM, Inc.	19,475,024
45,075	Skyworks Solutions, Inc.	4,804,093
		59,579,123
	Industrials — 9.4%
50,483	AECOM	4,449,572
72,330	Jacobs Solutions, Inc.	10,105,224
55,346	JB Hunt Transport Services, Inc.	8,855,360
113,047	Johnson Controls International PLC	7,514,234
65,165	Stanley Black & Decker, Inc.	5,206,032
174,508	Vertiv Holdings Co. - Class A	15,107,158
		51,237,580
	Materials — 8.2%
68,724	Air Products & Chemicals, Inc.	17,734,228
304,225	Axalta Coating Systems Ltd.*	10,395,368
159,161	CRH PLC	11,933,892
57,528	DuPont de Nemours, Inc.	4,630,429
		44,693,917
Shares		Market Value
	Common Stocks — 97.5% (Continued)
	Communication Services — 6.0%
60,007	Alphabet, Inc. - Class A	$ 10,930,275
366,850	Comcast Corp. - Class A	14,365,846
53,060	Electronic Arts, Inc.	7,392,850
		32,688,971
	Utilities — 4.7%
153,596	Entergy Corp.	16,434,772
122,634	Pinnacle West Capital Corp.	9,366,785
		25,801,557
	Consumer Staples — 4.4%
261,058	Keurig Dr Pepper, Inc.	8,719,337
148,596	Philip Morris International, Inc.	15,057,233
		23,776,570
	Real Estate — 3.4%
31,887	Public Storage REIT	9,172,296
324,371	VICI Properties, Inc. REIT	9,289,985
		18,462,281
	Total Common Stocks	$530,782,655
	Short-Term Investment Funds — 3.4%
13,398,857	Dreyfus Government Cash Management, Institutional Shares, 5.19%∞Ω	13,398,857
5,347,500	Invesco Government & Agency Portfolio, Institutional Class, 5.23%∞Ω**	5,347,500
	Total Short-Term Investment Funds	$18,746,357
	Total Investment Securities—100.9% (Cost $418,185,165)	$549,529,012
	Liabilities in Excess of Other Assets — (0.9%)	(4,984,684)
	Net Assets — 100.0%	$544,544,328
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of June 30, 2024 was $5,257,800.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of June 30, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$530,782,655	$—	$—	$530,782,655
Short-Term Investment Funds	18,746,357	—	—	18,746,357
Total	$549,529,012	$—	$—	$549,529,012
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2024
	Touchstone Balanced Fund	Touchstone Core Municipal Bond Fund	Touchstone International Value Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund	Touchstone Large Company Growth Fund
Assets
Investments, at cost	$686,436,170	$49,509,668	$102,779,480	$1,795,795,332	$161,545,456	$83,593,637
Investments, at market value *	$913,301,543	$48,756,494	$104,202,619	$3,359,438,043	$279,886,351	$154,841,281
Cash	—	—	—	—	1,375	—
Cash deposits held at prime broker (A)	1,650,408	—	—	—	—	—
Foreign currency †	1,035	—	593,513	—	—	—
Dividends and interest receivable	3,328,648	641,354	734,515	2,396,644	269,051	—
Receivable for capital shares sold	733,238	5,080	18,913	1,419,818	701	252,627
Receivable for investments sold	449,650	—	—	914,965	—	—
Receivable for variation margin on futures contracts	145,553	—	—	—	—	—
Receivable for securities lending income	2,413	—	—	4,051	—	—
Tax reclaim receivable	3,757	—	90,064	165,268	—	—
Other assets	4,961	321	17,175	17,662	29,193	3,569
Total Assets	919,621,206	49,403,249	105,656,799	3,364,356,451	280,186,671	155,097,477

Liabilities
Due to custodian	29,757	—	172	161,490	—	—
Dividends payable	193	9,686	776	—	—	—
Payable for return of collateral for securities on loan	—	—	—	—	—	—
Deferred foreign capital gains tax	—	—	8,228	—	—	—
Payable for capital shares redeemed	645,928	19,573	70,134	1,959,129	92,115	1,857,716
Payable for investments purchased	691,275	—	—	—	—	—
Payable to Investment Adviser	360,429	4	48,005	1,354,942	113,978	55,197
Payable to other affiliates	278,428	7,390	8,399	835,947	31,253	17,038
Payable to Trustees	8,118	8,118	8,119	8,118	8,118	8,118
Payable for professional services	34,288	25,891	43,610	46,108	24,122	23,091
Payable for reports to shareholders	24,282	8,203	7,194	46,341	12,564	8,378
Payable for transfer agent services	136,921	3,138	29,392	381,606	31,377	8,324
Payable for variation margin on swap agreements	638,039	—	—	—	—	—
Other accrued expenses and liabilities	22,227	2,303	10,424	91,274	5,090	3,839
Total Liabilities	2,869,885	84,306	234,453	4,884,955	318,617	1,981,701
Net Assets	$916,751,321	$49,318,943	$105,422,346	$3,359,471,496	$279,868,054	$153,115,776
Net assets consist of:
Paid-in capital	696,585,879	51,861,918	162,000,763	1,771,754,629	158,159,870	79,335,629
Distributable earnings (deficit)	220,165,442	(2,542,975)	(56,578,417)	1,587,716,867	121,708,184	73,780,147
Net Assets	$916,751,321	$49,318,943	$105,422,346	$3,359,471,496	$279,868,054	$153,115,776
*Includes market value of securities on loan of:	$—	$—	$—	$—	$—	$—
†Cost of foreign currency:	$1,085	$—	$593,690	$—	$—	$—
(A)	Represents segregated cash for futures contracts and swap agreements.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Small Company Fund	Touchstone Value Fund

$814,546,036	$418,185,165
$1,071,461,507	$549,529,012
3	—
—	—
1,371	—
541,220	784,025
1,587,260	252,144
—	—
—	—
2,345	1,493
1,315	—
5,454	5,784
1,073,600,475	550,572,458

—	55,642
—	—
15,468,550	5,347,500
—	—
1,062,606	173,943
—	—
537,683	240,077
237,476	94,488
8,119	8,118
29,631	26,384
31,460	17,844
147,516	63,944
—	—
11,896	190
17,534,937	6,028,130
$1,056,065,538	$544,544,328

780,016,793	394,385,568
276,048,745	150,158,760
$1,056,065,538	$544,544,328
$15,339,549	$5,257,800
$1,467	$—

Statements of Assets and Liabilities  (Continued)
	Touchstone Balanced Fund	Touchstone Core Municipal Bond Fund	Touchstone International Value Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund	Touchstone Large Company Growth Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$579,512,933	$22,230,578	$78,145,064	$2,084,764,230	$6,463,717	$5,337,179
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	21,684,918	2,061,946	4,999,223	31,602,949	350,228	96,401
Net asset value price per share*	$26.72	$10.78	$15.63	$65.97	$18.46	$55.36
Maximum sales charge - Class A shares	5.00%	3.25%	5.00%	5.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$28.13	$11.14	$16.45	$69.44	$19.43	$58.27

Pricing of Class C Shares
Net assets applicable to Class C shares	$72,104,324	$690,202	$1,797,313	$51,919,262	$1,353,010	$216,363
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,693,557	64,083	126,265	880,537	75,022	4,254
Net asset value and offering price per share**	$26.77	$10.77	$14.23	$58.96	$18.03	$50.86

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$265,024,354	$3,014,773	$25,049,323	$881,915,941	$207,867,919	$10,198,747
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,014,011	278,697	1,622,272	13,369,235	11,247,788	179,248
Net asset value, offering price and redemption price per share	$26.47	$10.82	$15.44	$65.97	$18.48	$56.90

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$—	$23,383,390	$430,646	$274,623,777	$64,183,408	$137,363,487
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	2,165,173	27,937	4,154,468	3,469,771	2,387,150
Net asset value, offering price and redemption price per share	$—	$10.80	$15.41	$66.10	$18.50	$57.54

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$109,710	$—	$—	$66,248,286	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,148	—	—	1,001,207	—	—
Net asset value, offering price and redemption price per share	$26.45	$—	$—	$66.17	$—	$—
*	There is no sales load on subscriptions of $1 million or more for all funds except for Core Municipal Bond Fund. There is no sales load on subscriptions of $500,000 or more for Core Municipal Bond Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Small Company Fund	Touchstone Value Fund

$500,583,720	$163,754,063
86,636,845	13,985,777
$5.78	$11.71
5.00%	5.00%
$6.08	$12.33

$14,146,436	$2,918,844
2,493,071	250,103
$5.67	$11.67

$429,455,408	$96,905,083
64,366,903	8,229,838
$6.67	$11.77

$30,778,636	$250,462,605
4,602,708	21,355,860
$6.69	$11.73

$81,101,338	$30,503,733
13,290,592	2,599,272
$6.10	$11.74

Statements of Operations For the Year Ended June 30, 2024
	Touchstone Balanced Fund	Touchstone Core Municipal Bond Fund	Touchstone International Value Fund	Touchstone Large Cap Focused Fund	Touchstone Large Cap Fund	Touchstone Large Company Growth Fund
Investment Income
Dividends*	$8,390,360	$65,903	$3,104,737	$46,635,449	$4,650,570	$571,796
Interest	12,822,348	1,744,844	—	85,086	—	—
Income from securities loaned	40,629	—	324	200,399	15,967	—
Total Investment Income	21,253,337	1,810,747	3,105,061	46,920,934	4,666,537	571,796
Expenses
Investment advisory fees	4,164,476	203,835	780,451	16,065,472	1,643,493	814,375
Administration fees	1,171,342	69,551	152,126	4,233,336	373,689	185,098
Compliance fees and expenses	4,210	4,210	4,210	4,210	4,210	4,210
Custody fees	50,589	3,761	19,627	26,968	9,423	9,070
Professional fees	56,871	34,821	67,636	110,433	30,653	26,614
Transfer Agent fees, Class A	453,341	10,134	106,708	1,192,852	3,708	3,559
Transfer Agent fees, Class C	53,956	601	4,007	44,461	780	226
Transfer Agent fees, Class Y	233,861	3,061	30,794	708,710	146,019	7,005
Transfer Agent fees, Institutional Class	—	1,274	203	71,437	3,983	38,346
Transfer Agent fees, Class R6	18	—	—	349	—	—
Registration fees, Class A	24,896	8,258	21,625	40,143	12,683	11,303
Registration fees, Class C	16,499	9,996	10,048	15,429	7,297	6,448
Registration fees, Class Y	28,407	5,596	15,808	75,221	21,448	10,004
Registration fees, Institutional Class	—	3,769	7,019	16,149	11,128	20,284
Registration fees, Class R6	3,440	—	—	11,899	—	—
Reports to Shareholders, Class A	38,138	3,674	14,798	61,604	3,294	3,218
Reports to Shareholders, Class C	6,444	2,944	2,943	5,840	2,985	2,951
Reports to Shareholders, Class Y	16,216	3,064	6,724	48,914	15,906	3,197
Reports to Shareholders, Institutional Class	—	2,970	3,918	7,459	2,728	3,599
Reports to Shareholders, Class R6	2,939	—	—	4,385	—	—
Distribution expenses, Class A	1,379,922	55,574	198,915	4,902,749	14,524	10,341
Distribution and shareholder servicing expenses, Class C	727,029	9,131	21,176	505,331	16,747	2,098
Trustee fees	30,560	30,560	30,560	30,560	30,560	30,560
Other expenses	213,161	31,458	104,210	686,439	103,539	71,762
Total Expenses	8,676,315	498,242	1,603,506	28,870,350	2,458,797	1,264,268
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(6,420)	(170,772)	(205,874)	(540,598)	(331,344)	(259,065)
Net Expenses	8,669,895	327,470	1,397,632	28,329,752	2,127,453	1,005,203
Net Investment Income (Loss)	12,583,442	1,483,277	1,707,429	18,591,182	2,539,084	(433,407)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)	1,371,990	(530,177)	15,087,908	109,359,169	9,158,148	18,793,746
Net realized losses on futures contracts	(848,841)	—	—	—	—	—
Net realized losses on swap agreements	(1,051,259)	—	—	—	—	—
Net realized gains (losses) on foreign currency transactions	—	—	(58,534)	—	—	—
Net change in unrealized appreciation (depreciation) on investments†	88,004,391	781,330	(12,734,573)	393,563,765	12,727,366	29,377,410
Net change in unrealized appreciation (depreciation) on futures contracts	839,330	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	213,237	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(35)	—	5,898	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	88,528,813	251,153	2,300,699	502,922,934	21,885,514	48,171,156
Change in Net Assets Resulting from Operations	$101,112,255	$1,734,430	$4,008,128	$521,514,116	$24,424,598	$47,737,749
*Net of foreign tax withholding of:	$8,359	$—	$351,765	$48,050	$74,583	$6,683
†Includes increase in deferred foreign capital gains tax of:	$—	$—	$8,228	$—	$—	$—
(A)	See Note 4 in Notes to Financial Statements.
(B)	Net realized gains on investments includes the realized gains of $84,045,416, $6,135,538, $12,123,341 and $10,274,322 for the Large Cap Focused Fund, the Large Cap Fund, the Large Company Growth Fund and the Small Company Fund, respectively, for redemption-in-kind activity, which will not be recognized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

Statements of Operations (Continued)
Touchstone Small Company Fund	Touchstone Value Fund

$11,322,122	$12,155,885
—	—
3,312	38,687
11,325,434	12,194,572

6,427,572	3,019,882
1,316,422	699,301
4,210	4,210
18,275	11,616
50,575	37,783
380,451	151,225
15,408	2,786
364,546	80,091
10,368	84,957
234	43
22,902	14,981
12,746	7,647
26,872	14,777
12,048	17,567
13,610	5,022
28,801	16,025
4,000	2,950
38,891	7,947
4,206	10,027
7,345	3,865
1,217,039	394,818
147,922	33,616
30,560	30,560
212,715	101,082
10,367,718	4,752,778
(306,868)	(475,780)
10,060,850	4,276,998
1,264,584	7,917,574

41,310,327	22,759,019
—	—
—	—
—	1,612
72,136,023	49,629,747
—	—
—	—
(44)	—
113,446,306	72,390,378
$114,710,890	$80,307,952
$5,589	$169,046
$—	$—

Statements of Changes in Net Assets
	Touchstone Balanced Fund		Touchstone Core Municipal Bond Fund		Touchstone International Value Fund
	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023
From Operations
Net investment income (loss)	$12,583,442	$9,245,459	$1,483,277	$1,325,291	$1,707,429	$1,907,688
Net realized gains (losses) on investments, futures contracts, swap agreements and foreign currency transactions	(528,110)	11,195,890	(530,177)	(1,223,464)	15,029,374	(5,214,908)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency transactions	89,056,923	78,098,021	781,330	1,149,277	(12,728,675)	19,725,598
Change in Net Assets from Operations	101,112,255	98,539,370	1,734,430	1,251,104	4,008,128	16,418,378

Distributions to Shareholders:
Distributed earnings, Class A	(7,655,925)	(6,454,185)	(612,050)	(542,624)	(1,107,769)	(1,163,208)
Distributed earnings, Class C	(442,911)	(335,681)	(18,263)	(16,568)	(20,132)	(28,135)
Distributed earnings, Class Y	(3,910,645)	(2,487,696)	(84,123)	(70,470)	(481,196)	(337,719)
Distributed earnings, Institutional Class	—	—	(768,851)	(695,629)	(72,826)	(60,528)
Distributed earnings, Class R6	(1,811)	(1,917)	—	—	—	—
Total Distributions	(12,011,292)	(9,279,479)	(1,483,287)	(1,325,291)	(1,681,923)	(1,589,590)
Change in Net Assets from Share Transactions(A)	14,490,546	(27,209,173)	(4,017,832)	(5,317,958)	(11,081,155)	(3,423,275)

Total Increase (Decrease) in Net Assets	103,591,509	62,050,718	(3,766,689)	(5,392,145)	(8,754,950)	11,405,513

Net Assets
Beginning of period	813,159,812	751,109,094	53,085,632	58,477,777	114,177,296	102,771,783
End of period	$916,751,321	$813,159,812	$49,318,943	$53,085,632	$105,422,346	$114,177,296
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Large Cap Focused Fund		Touchstone Large Cap Fund		Touchstone Large Company Growth Fund		Touchstone Small Company Fund
For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023

$18,591,182	$13,019,424	$2,539,084	$2,737,817	$(433,407)	$(197,653)	$1,264,584	$964,570
109,359,169	65,283,919	9,158,148	16,518,022	18,793,746	18,355,445	41,310,327	12,898,080
393,563,765	441,075,223	12,727,366	22,459,658	29,377,410	6,189,120	72,135,979	108,411,403
521,514,116	519,378,566	24,424,598	41,715,497	47,737,749	24,346,912	114,710,890	122,274,053

(12,772,081)	(26,722,797)	(95,374)	(186,418)	(160,700)	(115,696)	(771,772)	(11,830,362)
(49,032)	(723,298)	(6,280)	(83,859)	(9,647)	(7,968)	(23,753)	(432,280)
(7,364,752)	(8,798,604)	(3,712,247)	(7,705,511)	(325,622)	(256,507)	(494,033)	(5,543,536)
(2,370,622)	(3,775,076)	(1,172,880)	(2,900,891)	(4,710,574)	(4,584,366)	(37,674)	(507,462)
(305,881)	(32,814)	—	—	—	—	(103,235)	(1,463,928)
(22,862,368)	(40,052,589)	(4,986,781)	(10,876,679)	(5,206,543)	(4,964,537)	(1,430,467)	(19,777,568)
(74,902,210)	(41,778,980)	(13,419,255)	(35,086,898)	(35,938,927)	(35,711,782)	39,368,266	35,514,933

423,749,538	437,546,997	6,018,562	(4,248,080)	6,592,279	(16,329,407)	152,648,689	138,011,418

2,935,721,958	2,498,174,961	273,849,492	278,097,572	146,523,497	162,852,904	903,416,849	765,405,431
$3,359,471,496	$2,935,721,958	$279,868,054	$273,849,492	$153,115,776	$146,523,497	$1,056,065,538	$903,416,849

Statements of Changes in Net Assets (Continued)
	Touchstone Value Fund
	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023
From Operations
Net investment income	$7,917,574	$8,104,704
Net realized gains on investments and foreign currency transactions	22,760,631	13,745,820
Net change in unrealized appreciation on investments	49,629,747	32,140,986
Change in Net Assets from Operations	80,307,952	53,991,510

Distributions to Shareholders:
Distributed earnings, Class A	(3,370,015)	(11,303,139)
Distributed earnings, Class C	(46,658)	(340,918)
Distributed earnings, Class Y	(2,126,316)	(7,487,618)
Distributed earnings, Institutional Class	(5,875,414)	(16,911,807)
Distributed earnings, Class R6	(710,922)	(1,655,788)
Total Distributions	(12,129,325)	(37,699,270)
Change in Net Assets from Share Transactions(A)	(20,052,324)	(21,834,052)

Total Increase (Decrease) in Net Assets	48,126,303	(5,541,812)

Net Assets
Beginning of period	496,418,025	501,959,837
End of period	$544,544,328	$496,418,025
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Balanced Fund				Touchstone Core Municipal Bond Fund
	For the Year Ended June 30, 2024		For the Year Ended June 30, 2023		For the Year Ended June 30, 2024		For the Year Ended June 30, 2023
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,630,348	$40,651,293	1,305,841	$29,334,546	44,735	$478,238	70,723	$752,997
Reinvestment of distributions	285,889	7,248,875	275,113	6,106,121	47,173	503,359	41,801	445,970
Cost of Shares redeemed	(2,675,799)	(66,982,143)	(3,438,251)	(76,723,283)	(171,817)	(1,824,135)	(311,187)	(3,298,640)
Change from Class A Share Transactions	(759,562)	(19,081,975)	(1,857,297)	(41,282,616)	(79,909)	(842,538)	(198,663)	(2,099,673)
Class C
Proceeds from Shares issued	486,712	12,019,784	362,864	8,171,723	21,220	220,449	82,084	880,091
Reinvestment of distributions	17,249	437,404	14,847	331,979	1,707	18,213	1,545	16,496
Cost of Shares redeemed	(865,883)	(21,630,246)	(758,402)	(16,854,147)	(54,656)	(583,986)	(75,695)	(802,420)
Change from Class C Share Transactions	(361,922)	(9,173,058)	(380,691)	(8,350,445)	(31,729)	(345,324)	7,934	94,167
Class Y
Proceeds from Shares issued	3,778,756	92,702,752	4,328,959	97,132,692	153,692	1,651,123	236,499	2,487,537
Reinvestment of distributions	155,059	3,903,732	112,185	2,474,987	7,207	77,156	5,448	58,169
Cost of Shares redeemed	(2,167,949)	(53,832,716)	(3,485,175)	(77,185,708)	(127,493)	(1,372,552)	(251,774)	(2,631,261)
Change from Class Y Share Transactions	1,765,866	42,773,768	955,969	22,421,971	33,406	355,727	(9,827)	(85,555)
Institutional Class
Proceeds from Shares issued	—	—	—	—	3,090	32,690	11,520	123,810
Reinvestment of distributions	—	—	—	—	71,966	768,842	65,116	695,613
Cost of Shares redeemed	—	—	—	—	(369,948)	(3,987,229)	(382,513)	(4,046,320)
Change from Institutional Class Share Transactions	—	—	—	—	(294,892)	(3,185,697)	(305,877)	(3,226,897)
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	72	1,811	87	1,917	—	—	—	—
Cost of Shares redeemed	(1,259)	(30,000)	—	—	—	—	—	—
Change from Class R6 Share Transactions	(1,187)	(28,189)	87	1,917	—	—	—	—
Change from Share Transactions	643,195	$14,490,546	(1,281,932)	$(27,209,173)	(373,124)	$(4,017,832)	(506,433)	$(5,317,958)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone International Value Fund				Touchstone Large Cap Focused Fund
For the Year Ended June 30, 2024		For the Year Ended June 30, 2023		For the Year Ended June 30, 2024		For the Year Ended June 30, 2023
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

222,688	$3,421,364	207,040	$2,956,760	959,151	$56,976,265	871,623	$44,199,684
66,321	1,049,853	81,517	1,103,741	198,433	11,761,830	512,576	24,803,337
(688,264)	(10,591,785)	(656,145)	(9,128,332)	(3,759,887)	(224,823,408)	(3,979,920)	(200,436,477)
(399,255)	(6,120,568)	(367,588)	(5,067,831)	(2,602,303)	(156,085,313)	(2,595,721)	(131,433,456)

7,536	104,341	22,995	306,225	184,201	9,575,579	142,815	6,440,237
1,376	19,894	2,171	26,900	928	48,816	16,420	716,415
(49,165)	(689,437)	(55,527)	(706,451)	(303,353)	(16,022,142)	(312,804)	(14,085,002)
(40,253)	(565,202)	(30,361)	(373,326)	(118,224)	(6,397,747)	(153,569)	(6,928,350)

318,224	4,786,758	420,549	6,158,939	5,225,833	306,946,790	4,389,105	223,429,518
30,392	474,424	25,019	333,999	118,534	7,020,176	171,659	8,278,156
(399,791)	(6,133,226)	(329,954)	(4,520,062)	(3,872,951)	(234,200,464)	(3,137,778)	(158,474,364)
(51,175)	(872,044)	115,614	1,972,876	1,471,416	79,766,502	1,422,986	73,233,310

68,212	1,005,003	1,744	25,692	3,794,448	230,455,953	3,889,420	194,308,524
4,678	72,826	4,544	60,529	27,449	1,628,984	55,100	2,661,762
(298,441)	(4,601,170)	(2,907)	(41,215)	(4,366,399)	(263,599,619)	(3,851,324)	(192,969,218)
(225,551)	(3,523,341)	3,381	45,006	(544,502)	(31,514,682)	93,196	4,001,068

—	—	—	—	693,744	43,050,865	359,726	19,738,096
—	—	—	—	5,120	304,038	622	30,031
—	—	—	—	(66,730)	(4,025,873)	(8,283)	(419,679)
—	—	—	—	632,134	39,329,030	352,065	19,348,448
(716,234)	$(11,081,155)	(278,954)	$(3,423,275)	(1,161,479)	$(74,902,210)	(881,043)	$(41,778,980)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Large Cap Fund				Touchstone Large Company Growth Fund
	For the Year Ended June 30, 2024		For the Year Ended June 30, 2023		For the Year Ended June 30, 2024		For the Year Ended June 30, 2023
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	85,298	$1,494,908	55,034	$878,440	23,075	$1,082,748	13,612	$522,431
Reinvestment of distributions	4,898	85,774	10,508	165,562	3,688	160,700	3,229	115,695
Cost of Shares redeemed	(45,676)	(799,721)	(52,916)	(846,101)	(21,183)	(922,930)	(16,998)	(637,756)
Change from Class A Share Transactions	44,520	780,961	12,626	197,901	5,580	320,518	(157)	370
Class C
Proceeds from Shares issued	2,232	37,821	20,444	313,352	2,522	108,287	881	33,004
Reinvestment of distributions	366	6,222	5,393	82,939	187	7,502	238	7,965
Cost of Shares redeemed	(49,252)	(839,102)	(102,895)	(1,624,789)	(4,334)	(176,071)	(1,312)	(44,741)
Change from Class C Share Transactions	(46,654)	(795,059)	(77,058)	(1,228,498)	(1,625)	(60,282)	(193)	(3,772)
Class Y
Proceeds from Shares issued	126,493	2,227,695	194,223	3,125,993	23,515	1,108,228	12,260	469,925
Reinvestment of distributions	205,919	3,607,496	475,857	7,505,606	7,280	325,622	7,001	256,507
Cost of Shares redeemed	(1,061,397)	(18,735,885)	(1,856,213)	(30,327,891)	(25,226)	(1,207,506)	(222,625)	(8,399,800)
Change from Class Y Share Transactions	(728,985)	(12,900,694)	(1,186,133)	(19,696,292)	5,569	226,344	(203,364)	(7,673,368)
Institutional Class
Proceeds from Shares issued	868,656	15,363,823	2,513,064	40,723,228	865,302	39,789,725	1,267,769	48,971,378
Reinvestment of distributions	64,508	1,130,314	153,334	2,420,443	93,729	4,237,475	115,186	4,259,572
Cost of Shares redeemed	(964,649)	(16,998,600)	(3,548,886)	(57,503,680)	(1,774,771)	(80,452,707)	(2,087,146)	(81,265,962)
Change from Institutional Class Share Transactions	(31,485)	(504,463)	(882,488)	(14,360,009)	(815,740)	(36,425,507)	(704,191)	(28,035,012)
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	(762,604)	$(13,419,255)	(2,133,053)	$(35,086,898)	(806,216)	$(35,938,927)	(907,905)	$(35,711,782)
^	The June 30, 2023 Class C share amounts relating to Proceeds from Shares issued, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.379048 reverse stock split for Class C shares on October 14, 2022.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Small Company Fund^				Touchstone Value Fund
For the Year Ended June 30, 2024		For the Year Ended June 30, 2023		For the Year Ended June 30, 2024		For the Year Ended June 30, 2023
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,138,747	$22,612,271	3,891,138	$19,216,133	254,866	$2,825,643	676,587	$6,874,794
137,843	747,108	2,345,714	11,470,539	293,023	3,211,085	1,079,157	10,781,601
(11,630,577)	(62,953,665)	(11,255,496)	(55,485,426)	(2,043,559)	(22,062,477)	(2,101,197)	(21,374,057)
(7,353,987)	(39,594,286)	(5,018,644)	(24,798,754)	(1,495,670)	(16,025,749)	(345,453)	(3,717,662)

232,553	1,256,743	395,461	1,551,009	17,572	189,507	179,695	1,813,103
4,394	23,507	87,922	427,301	4,125	44,583	33,821	336,898
(880,593)	(4,656,784)	(7,438,078)	(5,317,700)	(135,873)	(1,480,695)	(428,227)	(4,241,922)
(643,646)	(3,376,534)	(6,954,695)	(3,339,390)	(114,176)	(1,246,605)	(214,711)	(2,091,921)

24,356,258	152,445,794	19,225,536	109,971,262	1,586,542	17,476,697	3,070,028	32,214,842
78,799	492,496	982,602	5,522,224	188,183	2,079,320	732,473	7,355,459
(12,804,020)	(79,969,613)	(10,085,513)	(56,706,050)	(1,841,609)	(20,026,557)	(4,196,004)	(42,666,245)
11,631,037	72,968,677	10,122,625	58,787,436	(66,884)	(470,540)	(393,503)	(3,095,944)

1,078,347	6,566,951	725,853	4,089,821	2,607,957	28,399,593	3,781,754	38,345,288
5,794	36,273	86,528	487,153	489,873	5,394,766	1,486,511	14,859,297
(631,355)	(3,924,525)	(748,587)	(4,244,022)	(3,445,331)	(37,305,656)	(8,964,398)	(92,624,074)
452,786	2,678,699	63,794	332,952	(347,501)	(3,511,297)	(3,696,133)	(39,419,489)

10,905,457	62,635,195	11,114,924	56,693,014	589,491	6,484,783	2,651,782	28,445,654
18,046	103,221	284,288	1,461,242	64,416	710,921	165,429	1,655,788
(9,805,280)	(56,046,706)	(10,446,031)	(53,621,567)	(552,251)	(5,993,837)	(359,399)	(3,610,478)
1,118,223	6,691,710	953,181	4,532,689	101,656	1,201,867	2,457,812	26,490,964
5,204,413	$39,368,266	(833,739)	$35,514,933	(1,922,575)	$(20,052,324)	(2,191,988)	$(21,834,052)

Financial Highlights
Touchstone Balanced Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$22.18	$0.27	$1.85	$2.12	$(0.28)	$ (2.41)	$(2.69)	$21.61	10.09%	$250,298	1.01%	1.07%	1.25%	135%
06/30/21	21.61	0.16(3)	5.47	5.63	(0.15)	(1.57)	(1.72)	25.52	26.92	322,009	1.01	1.03	0.66	60
06/30/22	25.52	0.14(3)	(3.42)	(3.28)	(0.15)	(0.61)	(0.76)	21.48	(13.32)	521,933	0.99	0.99	0.54	92(4)(5)
06/30/23	21.48	0.28	2.66	2.94	(0.28)	—	(0.28)	24.14	13.81	541,895	1.02	1.02	1.24	57(4)
06/30/24	24.14	0.37	2.56	2.93	(0.35)	—	(0.35)	26.72	12.22	579,513	1.01	1.01	1.47	70
Class C
06/30/20	$22.29	$0.11	$1.86	$1.97	$(0.13)	$ (2.41)	$(2.54)	$21.72	9.23%	$44,174	1.78%	1.88%	0.48%	135%
06/30/21	21.72	(0.03)(3)	5.49	5.46	(0.02)	(1.57)	(1.59)	25.59	25.93	65,455	1.78	1.81	(0.11)	60
06/30/22	25.59	(0.05)(3)	(3.42)	(3.47)	—	(0.61)	(0.61)	21.51	(13.96)	73,906	1.75	1.75	(0.22)	92(4)(5)
06/30/23	21.51	0.10	2.68	2.78	(0.11)	—	(0.11)	24.18	12.95	73,893	1.78	1.78	0.48	57(4)
06/30/24	24.18	0.16	2.58	2.74	(0.15)	—	(0.15)	26.77	11.38	72,104	1.77	1.77	0.71	70
Class Y
06/30/20	$22.01	$0.32	$1.84	$2.16	$(0.33)	$ (2.41)	$(2.74)	$21.43	10.35%	$94,921	0.81%	0.87%	1.45%	135%
06/30/21	21.43	0.20(3)	5.41	5.61	(0.19)	(1.57)	(1.76)	25.28	27.12	197,877	0.81	0.81	0.86	60
06/30/22	25.28	0.18(3)	(3.38)	(3.20)	(0.19)	(0.61)	(0.80)	21.28	(13.13)	155,159	0.79(6)	0.75	0.74	92(4)(5)
06/30/23	21.28	0.32	2.64	2.96	(0.33)	—	(0.33)	23.91	14.06	197,245	0.79	0.79	1.47	57(4)
06/30/24	23.91	0.42	2.55	2.97	(0.41)	—	(0.41)	26.47	12.51	265,024	0.78	0.78	1.69	70
Class R6
06/30/22(7)	$26.15	$0.13(3)	$(4.22)	$(4.09)	$(0.18)	$ (0.61)	$(0.79)	$21.27	(16.08)%(8)	$112	0.64%(9)	33.98%(9)	0.89%(9)	92%(4)(5)
06/30/23	21.27	0.35	2.64	2.99	(0.36)	—	(0.36)	23.90	14.23	128	0.65	6.11	1.61	57(4)
06/30/24	23.90	0.44	2.55	2.99	(0.44)	—	(0.44)	26.45	12.63	110	0.64	6.94	1.83	70
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.01% for the year ended June 30, 2023.
(3)	The net investment income per share was based on average shares outstanding for the period.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	Portfolio turnover excludes the purchases and sales of securities by the AIG Asset Allocation Fund and AIG Multi-Asset Allocation Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(6)	Net expenses include amounts recouped by the Adviser.
(7)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(8)	Not annualized.
(9)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Core Municipal Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$11.63	$0.30	$0.21	$0.51	$(0.30)	$ (0.01)	$(0.31)	$11.83	4.38%	$32,060	0.85%	1.18%	2.53%	33%
06/30/21	11.83	0.28	0.06	0.34	(0.28)	—	(0.28)	11.89	2.90	30,870	0.85	1.15	2.35	21
06/30/22	11.89	0.16	(1.16)	(1.00)	(0.16)	(0.01)	(0.17)	10.72	(8.43)	25,101	0.82	1.08	1.40	157
06/30/23	10.72	0.24	0.01	0.25	(0.24)	—	(0.24)	10.73	2.37	22,988	0.80	1.05	2.27	54
06/30/24	10.73	0.29	0.05	0.34	(0.29)	—	(0.29)	10.78	3.27	22,231	0.80	1.09	2.75	27
Class C
06/30/20	$11.65	$0.21	$0.21	$0.42	$(0.21)	$ (0.01)	$(0.22)	$11.85	3.61%	$2,050	1.60%	2.32%	1.78%	33%
06/30/21	11.85	0.18	0.07	0.25	(0.19)	—	(0.19)	11.91	2.13	1,180	1.60	2.27	1.60	21
06/30/22	11.91	0.08	(1.17)	(1.09)	(0.08)	(0.01)	(0.09)	10.73	(9.27)	943	1.57	2.47	0.65	157
06/30/23	10.73	0.14	0.02	0.16	(0.16)	—	(0.16)	10.73	1.54	1,028	1.55	2.45	1.52	54
06/30/24	10.73	0.30	(0.05)	0.25	(0.21)	—	(0.21)	10.77	2.41	690	1.55	3.23	2.00	27
Class Y
06/30/20	$11.64	$0.33	$0.22	$0.55	$(0.33)	$ (0.01)	$(0.34)	$11.85	4.73%	$2,616	0.60%	1.31%	2.78%	33%
06/30/21	11.85	0.31	0.05	0.36	(0.31)	—	(0.31)	11.90	3.07	3,449	0.60	1.25	2.60	21
06/30/22	11.90	0.19	(1.15)	(0.96)	(0.19)	(0.01)	(0.20)	10.74	(8.19)	2,740	0.57	1.11	1.65	157
06/30/23	10.74	0.27	0.01	0.28	(0.27)	—	(0.27)	10.75	2.66	2,637	0.55	1.18	2.52	54
06/30/24	10.75	0.32	0.07	0.39	(0.32)	—	(0.32)	10.82	3.72	3,015	0.55	1.16	3.00	27
Institutional Class
06/30/20	$11.64	$0.33	$0.21	$0.54	$(0.33)	$ (0.01)	$(0.34)	$11.84	4.69%	$12,785	0.55%	0.91%	2.83%	33%
06/30/21	11.84	0.32	0.06	0.38	(0.32)	—	(0.32)	11.90	3.20	14,481	0.55	0.85	2.65	21
06/30/22	11.90	0.20	(1.15)	(0.95)	(0.20)	(0.01)	(0.21)	10.74	(8.13)	29,694	0.50	0.75	1.72	157
06/30/23	10.74	0.28	0.01	0.29	(0.28)	—	(0.28)	10.75	2.73	26,434	0.48	0.73	2.59	54
06/30/24	10.75	0.33	0.05	0.38	(0.33)	—	(0.33)	10.80	3.60	23,383	0.48	0.77	3.07	27
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International Value Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$15.65	$0.08	$(0.98)	$(0.90)	$(0.19)	$ (0.63)	$(0.82)	$13.93	(6.28)%	$77,744	1.29%	1.40%	0.57%	45%
06/30/21	13.93	0.09	4.94	5.03	(0.08)	—	(0.08)	18.88	36.16	88,022	1.36	1.37	0.56	31
06/30/22	18.88	0.18	(3.44)	(3.26)	(0.08)	(2.24)	(2.32)	13.30	(18.87)	76,671	1.36	1.40	1.08	45(3)
06/30/23	13.30	0.24	1.99	2.23	(0.21)	—	(0.21)	15.32	16.99	82,697	1.36	1.44	1.75	32
06/30/24	15.32	0.22(4)	0.30	0.52	(0.21)	—	(0.21)	15.63	3.41	78,145	1.34	1.47	1.44	112
Class C
06/30/20	$14.64	$(0.09)	$(0.93)	$(1.02)	$—	$ (0.63)	$(0.63)	$12.99	(7.41)%	$2,073	2.49%	2.74%	(0.63)%	45%
06/30/21	12.99	(0.04)	4.60	4.56	(—)(5)	—	(—)(5)	17.55	35.14	2,115	2.15	2.90	(0.24)	31
06/30/22	17.55	0.07	(3.18)	(3.11)	(0.02)	(2.24)	(2.26)	12.18	(19.45)	2,399	1.99	2.71	0.45	45(3)
06/30/23	12.18	0.14	1.82	1.96	(0.17)	—	(0.17)	13.97	16.27	2,327	1.99	2.80	1.12	32
06/30/24	13.97	0.11(4)	0.28	0.39	(0.13)	—	(0.13)	14.23	2.85	1,797	1.97	2.84	0.81	112
Class Y
06/30/20	$15.44	$0.13	$(0.97)	$(0.84)	$(0.24)	$ (0.63)	$(0.87)	$13.73	(6.03)%	$23,835	0.99%	1.15%	0.87%	45%
06/30/21	13.73	0.15	4.88	5.03	(0.11)	—	(0.11)	18.65	36.71	27,903	0.99	1.19	0.93	31
06/30/22	18.65	0.23	(3.40)	(3.17)	(0.13)	(2.24)	(2.37)	13.11	(18.61)	20,430	0.99	1.19	1.45	45(3)
06/30/23	13.11	0.29	1.97	2.26	(0.24)	—	(0.24)	15.13	17.46	25,324	0.99	1.23	2.12	32
06/30/24	15.13	0.27(4)	0.31	0.58	(0.27)	—	(0.27)	15.44	3.83	25,049	0.97	1.24	1.81	112
Institutional Class
06/30/20	$15.42	$0.14	$(0.95)	$(0.81)	$(0.27)	$ (0.63)	$(0.90)	$13.71	(5.89)%	$14,205	0.89%	1.12%	0.97%	45%
06/30/21	13.71	0.16	4.88	5.04	(0.12)	—	(0.12)	18.63	36.83	4,315	0.89	1.06	1.03	31
06/30/22	18.63	0.25	(3.40)	(3.15)	(0.15)	(2.24)	(2.39)	13.09	(18.52)	3,273	0.89	1.34	1.55	45(3)
06/30/23	13.09	0.31	1.95	2.26	(0.24)	—	(0.24)	15.11	17.54	3,830	0.89	1.23	2.22	32
06/30/24	15.11	0.29(4)	0.30	0.59	(0.29)	—	(0.29)	15.41	3.93	431	0.88	1.35	1.91	112
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	Portfolio turnover excludes the purchases and sales of securities by the AIG International Dividend Strategy Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(4)	The net investment income (loss) per share was based on average shares outstanding for the period.
(5)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Focused Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$43.37	$0.27	$3.78	$4.05	$(0.27)	$ (4.85)	$(5.12)	$42.30	9.54%	$1,120,305	1.01%	1.10%	0.66%	29%(3)
06/30/21	42.30	0.08(4)	19.10	19.18	(0.09)	(2.71)	(2.80)	58.68	46.68	1,541,127	1.01	1.05	0.15	16(3)
06/30/22	58.68	0.04	(7.56)	(7.52)	(0.05)	(3.91)	(3.96)	47.20	(14.07)	1,736,900	0.99	0.99	0.13	27(3)(5)
06/30/23	47.20	0.21(4)	9.72	9.93	(0.08)	(0.68)	(0.76)	56.37	21.28	1,928,303	1.01	1.02	0.43	4(3)
06/30/24	56.37	0.31(4)	9.68	9.99	(0.34)	(0.05)	(0.39)	65.97	17.79	2,084,764	1.00	1.00	0.51	6(3)
Class C
06/30/20	$40.56	$(0.19)	$3.64	$3.45	$—	$ (4.85)	$(4.85)	$39.16	8.69%	$37,450	1.82%	1.94%	(0.15)%	29%(3)
06/30/21	39.16	(0.30)(4)	17.58	17.28	—	(2.71)	(2.71)	53.73	45.49	41,645	1.80	1.88	(0.64)	16(3)
06/30/22	53.73	(0.02)	(7.18)	(7.20)	—	(3.91)	(3.91)	42.62	(14.78)	49,115	1.80	1.80	(0.68)	27(3)(5)
06/30/23	42.62	(0.16)(4)	8.73	8.57	—	(0.68)	(0.68)	50.51	20.35	50,451	1.80	1.84	(0.36)	4(3)
06/30/24	50.51	(0.15)(4)	8.65	8.50	—	(0.05)	(0.05)	58.96	16.84	51,919	1.80	1.81	(0.29)	6(3)
Class Y
06/30/20	$43.24	$0.40	$3.76	$4.16	$(0.37)	$ (4.85)	$(5.22)	$42.18	9.84%	$352,103	0.75%	0.91%	0.92%	29%(3)
06/30/21	42.18	0.22(4)	19.05	19.27	(0.16)	(2.71)	(2.87)	58.58	47.07	575,053	0.73	0.86	0.43	16(3)
06/30/22	58.58	0.20	(7.57)	(7.37)	(0.16)	(3.91)	(4.07)	47.14	(13.86)	493,825	0.73	0.78	0.39	27(3)(5)
06/30/23	47.14	0.35(4)	9.72	10.07	(0.16)	(0.68)	(0.84)	56.37	21.65	670,688	0.73	0.81	0.71	4(3)
06/30/24	56.37	0.47(4)	9.67	10.14	(0.49)	(0.05)	(0.54)	65.97	18.11	881,916	0.73	0.79	0.78	6(3)
Institutional Class
06/30/20	$43.31	$0.35	$3.83	$4.18	$(0.40)	$ (4.85)	$(5.25)	$42.24	9.87%	$127,963	0.71%	0.88%	0.96%	29%(3)
06/30/21	42.24	0.23(4)	19.10	19.33	(0.17)	(2.71)	(2.88)	58.69	47.14	207,274	0.70	0.81	0.46	16(3)
06/30/22	58.69	0.26	(7.63)	(7.37)	(0.18)	(3.91)	(4.09)	47.23	(13.85)	217,531	0.70	0.73	0.42	27(3)(5)
06/30/23	47.23	0.37(4)	9.73	10.10	(0.17)	(0.68)	(0.85)	56.48	21.68	265,418	0.70	0.75	0.74	4(3)
06/30/24	56.48	0.48(4)	9.70	10.18	(0.51)	(0.05)	(0.56)	66.10	18.13	274,624	0.70	0.72	0.81	6(3)
Class R6
06/30/22(6)	$61.99	$0.22	$(10.89)	$(10.67)	$(0.16)	$ (3.91)	$(4.07)	$47.25	(18.43)%(7)	$804	0.66%(8)	3.02%(8)	0.47%(8)	27%(3)(5)
06/30/23	47.25	0.39(4)	9.74	10.13	(0.17)	(0.68)	(0.85)	56.53	21.73	20,862	0.66	1.19	0.78	4(3)
06/30/24	56.53	0.51(4)	9.70	10.21	(0.52)	(0.05)	(0.57)	66.17	18.18	66,248	0.66	0.73	0.85	6(3)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.01%, 0.01%, 0.01%, 0.01% and 0.03% for the years ended June 30, 2024, 2023, 2022, 2021 and 2020, respectively.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income (loss) per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes the purchases and sales of securities of the AIG Focused Alpha Large-Cap Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(6)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(7)	Not annualized.
(8)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$14.11	$0.15	$(0.24)	$(0.09)	$(0.11)	$ (0.87)	$(0.98)	$13.04	(1.18)%	$2,989	1.03%	1.91%	1.03%	20%
06/30/21	13.04	0.11	4.83	4.94	(0.12)	—	(0.12)	17.86	38.06	4,278	1.04	1.53	0.75	15(3)
06/30/22	17.86	0.08	(2.03)	(1.95)	(0.12)	(0.40)	(0.52)	15.39	(11.44)	4,510	1.05	1.48	0.51	12(3)
06/30/23	15.39	0.12(4)	2.28	2.40	(0.02)	(0.57)	(0.59)	17.20	15.96	5,259	1.06	1.42	0.75	17(3)
06/30/24	17.20	0.12(4)	1.42	1.54	(0.21)	(0.07)	(0.28)	18.46	9.06	6,464	1.04	1.39	0.67	6(3)
Class C
06/30/20	$13.85	$0.01	$(0.20)	$(0.19)	$—	$ (0.87)	$(0.87)	$12.79	(1.89)%	$5,376	1.78%	2.09%	0.27%	20%
06/30/21	12.79	(0.10)	4.84	4.74	—	—	—	17.53	37.06	4,328	1.79	2.03	(—)(5)	15(3)
06/30/22	17.53	(0.10)	(1.96)	(2.06)	—	(0.40)	(0.40)	15.07	(12.15)	2,995	1.80	2.12	(0.24)	12(3)
06/30/23	15.07	(—)(4)(5)	2.23	2.23	—	(0.57)	(0.57)	16.73	15.10	2,036	1.81	2.17	(—)(5)	17(3)
06/30/24	16.73	(0.01)(4)	1.38	1.37	—	(0.07)	(0.07)	18.03	8.20	1,353	1.79	2.46	(0.08)	6(3)
Class Y
06/30/20	$14.14	$0.17	$(0.22)	$(0.05)	$(0.15)	$ (0.87)	$(1.02)	$13.07	(0.93)%	$206,798	0.78%	0.90%	1.28%	20%
06/30/21	13.07	0.16	4.83	4.99	(0.18)	—	(0.18)	17.88	38.39	270,305	0.79	0.88	1.00	15(3)
06/30/22	17.88	0.15	(2.05)	(1.90)	(0.16)	(0.40)	(0.56)	15.42	(11.20)	202,913	0.80	0.88	0.76	12(3)
06/30/23	15.42	0.16(4)	2.29	2.45	(0.08)	(0.57)	(0.65)	17.22	16.24	206,214	0.81	0.90	1.00	17(3)
06/30/24	17.22	0.16(4)	1.42	1.58	(0.25)	(0.07)	(0.32)	18.48	9.28	207,868	0.79	0.89	0.92	6(3)
Institutional Class
06/30/20	$14.16	$0.15	$(0.19)	$(0.04)	$(0.16)	$ (0.87)	$(1.03)	$13.09	(0.83)%	$60,402	0.68%	0.84%	1.38%	20%
06/30/21	13.09	0.16	4.86	5.02	(0.20)	—	(0.20)	17.91	38.59	90,358	0.69	0.82	1.10	15(3)
06/30/22	17.91	0.18	(2.08)	(1.90)	(0.17)	(0.40)	(0.57)	15.44	(11.15)	67,679	0.70	0.82	0.86	12(3)
06/30/23	15.44	0.18(4)	2.28	2.46	(0.10)	(0.57)	(0.67)	17.23	16.35	60,341	0.71	0.85	1.10	17(3)
06/30/24	17.23	0.18(4)	1.43	1.61	(0.27)	(0.07)	(0.34)	18.50	9.45	64,183	0.69	0.83	1.02	6(3)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.01%, 0.03%, 0.02% and 0.01% for the years ended June 30, 2024, 2023, 2022 and 2021, respectively.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Less than $0.005 per share or 0.005%.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Large Company Growth Fund
Period ended	Net asset value at beginning of period	Net investment loss	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$42.50	$(0.08)	$8.19	$8.11	$—	$ (3.15)	$(3.15)	$47.46	20.07%	$2,112	1.07%	2.28%	(0.60)%	30%
06/30/21	47.46	(0.15)	16.56	16.41	—	(6.61)	(6.61)	57.26	37.33	3,617	1.06	1.59	(0.71)	36(3)
06/30/22	57.26	(0.18)	(10.40)	(10.58)	—	(10.52)	(10.52)	36.16	(23.29)	3,290	1.07	1.58	(0.61)	41(3)
06/30/23	36.16	(0.17)(4)	6.10	5.93	—	(1.23)	(1.23)	40.86	16.89	3,711	1.08	1.57	(0.46)	44(3)
06/30/24	40.86	(0.30)(4)	16.72	16.42	—	(1.92)	(1.92)	55.36	41.47	5,337	1.07	1.53	(0.65)	39(3)
Class C
06/30/20	$41.52	$(0.31)	$7.87	$7.56	$—	$ (3.15)	$(3.15)	$45.93	19.19%	$592	1.82%	4.64%	(1.35)%	30%
06/30/21	45.93	(1.42)	16.81	15.39	—	(6.61)	(6.61)	54.71	36.28	473	1.81	3.39	(1.46)	36(3)
06/30/22	54.71	(1.24)	(9.03)	(10.27)	—	(10.52)	(10.52)	33.92	(23.87)	206	1.82	4.24	(1.36)	41(3)
06/30/23	33.92	(0.42)(4)	5.68	5.26	—	(1.23)	(1.23)	37.95	16.01	223	1.83	5.86	(1.21)	44(3)
06/30/24	37.95	(0.58)(4)	15.41	14.83	—	(1.92)	(1.92)	50.86	40.43	216	1.82	6.43	(1.40)	39(3)
Class Y
06/30/20	$42.82	$(0.12)	$8.42	$8.30	$—	$ (3.15)	$(3.15)	$47.97	20.38%	$24,062	0.82%	1.04%	(0.35)%	30%
06/30/21	47.97	(0.26)	17.00	16.74	—	(6.61)	(6.61)	58.10	37.64	28,952	0.81	0.96	(0.46)	36(3)
06/30/22	58.10	(0.18)	(10.49)	(10.67)	—	(10.52)	(10.52)	36.91	(23.09)	13,917	0.82	0.97	(0.36)	41(3)
06/30/23	36.91	(0.08)(4)	6.24	6.16	—	(1.23)	(1.23)	41.84	17.17	7,266	0.83	1.07	(0.21)	44(3)
06/30/24	41.84	(0.19)(4)	17.17	16.98	—	(1.92)	(1.92)	56.90	41.85	10,199	0.82	1.08	(0.40)	39(3)
Institutional Class
06/30/20	$42.95	$(0.12)	$8.50	$8.38	$—	$ (3.15)	$(3.15)	$48.18	20.51%	$199,601	0.73%	0.86%	(0.25)%	30%
06/30/21	48.18	(0.21)	17.10	16.89	—	(6.61)	(6.61)	58.46	37.80	229,690	0.71	0.85	(0.36)	36(3)
06/30/22	58.46	(0.14)	(10.58)	(10.72)	—	(10.52)	(10.52)	37.22	(23.03)	145,441	0.72	0.84	(0.26)	41(3)
06/30/23	37.22	(0.04)(4)	6.30	6.26	—	(1.23)	(1.23)	42.25	17.30	135,324	0.73	0.88	(0.11)	44(3)
06/30/24	42.25	(0.14)(4)	17.35	17.21	—	(1.92)	(1.92)	57.54	41.99	137,363	0.72	0.89	(0.30)	39(3)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.03%, 0.04%, 0.03% and 0.02% for the years ended June 30, 2024, 2023, 2022 and 2021, respectively.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Company Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$4.83	$(0.02)	$(0.47)	$(0.49)	$—	$ (0.28)	$(0.28)	$4.06	(10.82)%	$420,822	1.15%	1.24%	(0.32)%	81%
06/30/21	4.06	(0.03)	2.65	2.62	—	(0.01)	(0.01)	6.67	64.45	608,513	1.20	1.20	(0.45)	80(3)
06/30/22	6.67	(0.02)(4)	(0.95)	(0.97)	—	(1.14)	(1.14)	4.56	(17.95)	451,081	1.17	1.17	(0.31)	70(3)
06/30/23	4.56	(—)(4)(5)	0.71	0.71	—	(0.12)	(0.12)	5.15	15.80	484,105	1.19	1.19	(—)(5)	79(3)
06/30/24	5.15	(—)(4)(5)	0.64	0.64	—	(0.01)	(0.01)	5.78	12.41	500,584	1.18	1.18	(—)(5)	59(3)
Class C
06/30/20^	$6.65	$(0.13)	$(0.53)	$(0.66)	$—	$ (0.74)	$(0.74)	$5.25	(11.22)%	$21,204	1.95%	2.07%	(1.12)%	81%
06/30/21^	5.25	(0.11)	3.41	3.30	—	(0.03)	(0.03)	8.52	62.65	26,123	1.97	2.05	(1.22)	80(3)
06/30/22^	8.52	(0.08)(4)	(0.89)	(0.97)	—	(3.01)	(3.01)	4.54	(18.70)	17,385	1.97	2.02	(1.11)	70(3)
06/30/23^	4.54	(0.03)(4)	0.71	0.68	—	(0.12)	(0.12)	5.10	15.26	15,992	1.96	2.06	(0.77)	79(3)
06/30/24	5.10	(0.04)(4)	0.62	0.58	—	(0.01)	(0.01)	5.67	11.35	14,146	1.96	2.06	(0.78)	59(3)
Class Y
06/30/20	$5.33	$(—)(5)	$(0.52)	$(0.52)	$—	$ (0.28)	$(0.28)	$4.53	(10.35)%	$189,336	0.89%	0.98%	(0.06)%	81%
06/30/21	4.53	(0.01)	2.94	2.93	(—)(5)	(0.01)	(0.01)	7.45	64.61	282,428	0.91	0.99	(0.16)	80(3)
06/30/22	7.45	(—)(4)(5)	(1.10)	(1.10)	—	(1.14)	(1.14)	5.21	(17.81)	222,141	0.91	0.97	(0.05)	70(3)
06/30/23	5.21	0.02(4)	0.82	0.84	—	(0.12)	(0.12)	5.93	16.33	312,720	0.90	0.98	0.29	79(3)
06/30/24	5.93	0.02(4)	0.73	0.75	—	(0.01)	(0.01)	6.67	12.63	429,455	0.90	0.96	0.28	59(3)
Institutional Class
06/30/20	$5.32	$—(5)	$(0.52)	$(0.52)	$—	$ (0.28)	$(0.28)	$4.52	(10.37)%	$11,269	0.79%	1.13%	0.05%	81%
06/30/21	4.52	(—)(5)	2.93	2.93	(—)(5)	(0.01)	(0.01)	7.44	64.75	18,770	0.81	0.99	(0.06)	80(3)
06/30/22	7.44	—(4)(5)	(1.09)	(1.09)	—	(1.14)	(1.14)	5.21	(17.70)	21,299	0.81	0.96	0.05	70(3)
06/30/23	5.21	0.02(4)	0.83	0.85	—	(0.12)	(0.12)	5.94	16.52	24,638	0.80	0.96	0.39	79(3)
06/30/24	5.94	0.02(4)	0.74	0.76	—	(0.01)	(0.01)	6.69	12.78	30,779	0.80	0.94	0.38	59(3)
Class R6
06/30/20	$4.95	$0.01	$(0.49)	$(0.48)	$—	$ (0.28)	$(0.28)	$4.19	(10.35)%	$64,567	0.76%	0.88%	0.07%	81%
06/30/21	4.19	(—)(5)	2.73	2.73	(—)(5)	(0.01)	(0.01)	6.91	65.08	63,766	0.81	0.89	(0.06)	80(3)
06/30/22	6.91	—(4)(5)	(1.00)	(1.00)	—	(1.14)	(1.14)	4.77	(17.73)	53,500	0.81	0.87	0.05	70(3)
06/30/23	4.77	0.02(4)	0.75	0.77	—	(0.12)	(0.12)	5.42	16.37	65,962	0.80	0.88	0.39	79(3)
06/30/24	5.42	0.02(4)	0.67	0.69	—	(0.01)	(0.01)	6.10	12.72	81,101	0.80	0.87	0.38	59(3)
^	Updated to reflect the effect of a 1 for 0.379048 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.01%, 0.01%, 0.02% and 0.02% for the years ended June 30, 2024, 2023, 2022 and 2021, respectively.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Less than $0.005 per share or 0.005%.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Value Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/20	$9.41	$0.13	$(0.98)	$(0.85)	$(0.12)	$ (0.49)	$(0.61)	$7.95	(9.83)%	$24,567	1.08%	1.26%	1.37%	57%
06/30/21	7.95	0.10	3.62	3.72	(0.10)	(0.16)	(0.26)	11.41	47.49	33,052	1.08	1.24	1.08	37
06/30/22	11.41	0.11	(0.63)	(0.52)	(0.12)	(0.85)	(0.97)	9.92	(5.30)	156,947	1.08	1.13	1.03	63(2)
06/30/23	9.92	0.14	0.93	1.07	(0.14)	(0.60)	(0.74)	10.25	11.07	158,698	1.08	1.12	1.34	30(3)
06/30/24	10.25	0.14(4)	1.56	1.70	(0.15)	(0.09)	(0.24)	11.71	16.71	163,754	1.08	1.13	1.30	28
Class C
06/30/20	$9.38	$0.06	$(0.97)	$(0.91)	$(0.05)	$ (0.49)	$(0.54)	$7.93	(10.49)%	$2,175	1.83%	2.43%	0.62%	57%
06/30/21	7.93	0.03	3.61	3.64	(0.03)	(0.16)	(0.19)	11.38	46.40	1,943	1.83	2.46	0.33	37
06/30/22	11.38	0.02	(0.64)	(0.62)	(0.03)	(0.85)	(0.88)	9.88	(6.11)	5,722	1.83	2.08	0.28	63(2)
06/30/23	9.88	0.06	0.94	1.00	(0.06)	(0.60)	(0.66)	10.22	10.35	3,721	1.83	2.05	0.59	30(3)
06/30/24	10.22	0.06(4)	1.54	1.60	(0.06)	(0.09)	(0.15)	11.67	15.76	2,919	1.83	2.16	0.55	28
Class Y
06/30/20	$9.45	$0.15	$(0.98)	$(0.83)	$(0.15)	$ (0.49)	$(0.64)	$7.98	(9.64)%	$75,028	0.80%	0.96%	1.64%	57%
06/30/21	7.98	0.13	3.64	3.77	(0.13)	(0.16)	(0.29)	11.46	47.93	100,542	0.83	0.95	1.33	37
06/30/22	11.46	0.14	(0.64)	(0.50)	(0.14)	(0.85)	(0.99)	9.97	(5.06)	86,615	0.83	0.88	1.28	63(2)
06/30/23	9.97	0.16	0.94	1.10	(0.16)	(0.60)	(0.76)	10.31	11.39	85,516	0.83	0.88	1.59	30(3)
06/30/24	10.31	0.17(4)	1.55	1.72	(0.17)	(0.09)	(0.26)	11.77	16.90	96,905	0.83	0.88	1.55	28
Institutional Class
06/30/20	$9.42	$0.16	$(0.97)	$(0.81)	$(0.16)	$ (0.49)	$(0.65)	$7.96	(9.43)%	$153,945	0.68%	0.90%	1.77%	57%
06/30/21	7.96	0.14	3.63	3.77	(0.14)	(0.16)	(0.30)	11.43	48.12	289,120	0.68	0.88	1.48	37
06/30/22	11.43	0.16	(0.65)	(0.49)	(0.16)	(0.85)	(1.01)	9.93	(5.02)	252,281	0.68	0.83	1.43	63(2)
06/30/23	9.93	0.18	0.94	1.12	(0.18)	(0.60)	(0.78)	10.27	11.62	222,825	0.68	0.80	1.74	30(3)
06/30/24	10.27	0.19(4)	1.55	1.74	(0.19)	(0.09)	(0.28)	11.73	17.14	250,463	0.68	0.81	1.70	28
Class R6
06/30/22(5)	$11.91	$0.11	$(1.11)	$(1.00)	$(0.13)	$ (0.85)	$(0.98)	$9.93	(9.10)%(6)	$395	0.63%(7)	8.11%(7)	1.47%(7)	63%(2)
06/30/23	9.93	0.16	0.96	1.12	(0.18)	(0.60)	(0.78)	10.27	11.64	25,657	0.63	0.91	1.79	30(3)
06/30/24	10.27	0.19(4)	1.57	1.76	(0.20)	(0.09)	(0.29)	11.74	17.29	30,504	0.63	0.79	1.75	28
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Portfolio turnover excludes the purchases and sales of securities of the AIG Strategic Value Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income (loss) per share was based on average shares outstanding for the period.
(5)	Represents the period from commencement of operations (October 28, 2021) through June 30, 2022 for Class R6.
(6)	Not annualized.
(7)	Annualized.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
June 30, 2024
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of fifteen funds, including the following eight funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Balanced Fund ("Balanced Fund”)
Touchstone Core Municipal Bond Fund ("Core Municipal Bond Fund”)
Touchstone International Value Fund (formerly Touchstone International Equity Fund) ("International Value Fund”)
Touchstone Large Cap Focused Fund ("Large Cap Focused Fund”)
Touchstone Large Cap Fund ("Large Cap Fund”)
Touchstone Large Company Growth Fund ("Large Company Growth Fund”)
Touchstone Small Company Fund ("Small Company Fund”)
Touchstone Value Fund ("Value Fund”)
Each Fund is diversified, with the exception of the Large Cap Focused Fund and the Large Company Growth Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class Y	Institutional Class	Class R6
Balanced Fund	X	X	X		X
Core Municipal Bond Fund	X	X	X	X
International Value Fund	X	X	X	X
Large Cap Focused Fund	X	X	X	X	X
Large Cap Fund	X	X	X	X
Large Company Growth Fund	X	X	X	X
Small Company Fund	X	X	X	X	X
Value Fund	X	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of June 30, 2024, for each Fund’s investments, is included in each Fund’s Portfolio of Investments. The Funds did not hold or transfer any Level 3 categorized securities during the year ended June 30, 2024.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Notes to Financial Statements (Continued)
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by Touchstone Advisors, Inc. (the “Adviser”) and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Collateralized Loan Obligations — The Balanced Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to

Notes to Financial Statements (Continued)
their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Futures Contracts — The Balanced Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of June 30, 2024, the Balanced Fund had futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Balanced Fund may enter into swap transactions to help enhance the value of their portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

Notes to Financial Statements (Continued)
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the “Derivatives Rule”).
As of June 30, 2024, the Balanced Fund held swap agreements as shown on the Portfolio of Investments.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Balanced Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Balanced Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of June 30, 2024, the Balanced Fund did not hold any assets and liabilities that were subject to a MNA.

Notes to Financial Statements (Continued)
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of June 30, 2024:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Balanced Fund	Swap Agreements - Credit Contracts*	$63,037	$—
	Futures Contracts - Interest Rate Contracts**	146,407	244,647
*	Statements of Assets and Liabilities Location: Payable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
**	Statements of Assets and Liabilities Location: Receivable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
The following table sets forth the effect of the Balanced Fund's derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended June 30, 2024:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Balanced Fund	Futures - Interest Rate Contracts*	$(848,841)	$839,330
	Swap Agreements - Credit Contracts**	(1,051,259)	213,237
*	Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized losses on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.
For the year ended June 30, 2024, the average quarterly notional value of outstanding derivative financial instruments was as follows:
Balanced Fund
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	$10,179,120
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	68,516,628
Futures Contracts (short) - Notional Value	11,754,025
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of June 30, 2024, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Small Company Fund	Common Stocks	$15,339,549	$15,468,550	$129,001
Value Fund	Common Stocks	5,257,800	5,347,500	89,700
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Notes to Financial Statements (Continued)
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Core Municipal Bond Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Core Municipal Bond Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Classes C, Y, Institutional Class and R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least the maximum breakpoint where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50% for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal pay downs on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Balanced Fund, the Core Municipal Bond Fund and the Value Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Balanced Fund and Value Fund declare and distribute net investment income, if any quarterly, as a dividend to shareholders. The Core Municipal Bond Fund declares distributions from net investment income on a daily basis and distributes as a dividend to shareholders on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Funds

Notes to Financial Statements (Continued)
Group Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended June 30, 2024:
	Balanced Fund	Core Municipal Bond Fund	International Value Fund	Large Cap Focused Fund*
Purchases of investment securities	$120,863,558	$13,314,323	$117,167,326	$290,057,439
Proceeds from sales and maturities	$121,019,646	$16,080,687	$120,999,966	$178,284,419
	Large Cap Fund*	Large Company Growth Fund*	Small Company Fund*	Value Fund
Purchases of investment securities	$17,169,327	$52,692,284	$614,896,164	$142,038,377
Proceeds from sales and maturities	$18,557,640	$66,614,868	$557,061,644	$174,308,353
*	The Large Cap Focused Fund, the Large Cap Fund, the Large Company Growth Fund and the Small Company Fund had redemption-in-kinds out of the Fund of $143,206,386, $14,001,283, $26,160,798 and $20,220,175, respectively, which are excluded from the proceeds from sales and maturities.
For the year ended June 30, 2024, purchases and proceeds from sales and maturities in U.S. Government Securities were $492,002,675 and $463,647,442, respectively, for the Balanced Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended June 30, 2024.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Distributor”), or The Bank of New York Mellon (“BNY Mellon”), the sub-administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Distributor are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $244,480 for the Funds’ Board for the year ended June 30, 2024.

Notes to Financial Statements (Continued)
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Balanced Fund	0.55% on the first $200 million 0.50% on the next $200 million 0.45% on the next $600 million 0.40% on the next $1 billion 0.35% on assets in excess of $2 billion
Core Municipal Bond Fund	0.40% on the first $300 million 0.30% on assets in excess of $300 million
International Value Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on assets in excess of $2 billion
Large Cap Focused Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on assets in excess of $2 billion
Large Cap Fund	0.60% on the first $500 million 0.54% on the next $500 million 0.50% on assets in excess of $1 billion
Large Company Growth Fund	0.60% on all assets
Small Company Fund	0.70% on the first $500 million 0.65% on the next $300 million 0.60% on the next $200 million 0.50% on the next $1 billion 0.40% on assets in excess of $2 billion
Value Fund	0.65% on the first $200 million 0.55% on assets in excess of $200 million
The Adviser has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Adviser”):
Barrow, Hanley, Mewhinney & Strauss, LLC d/b/a	London Company of Virginia d/b/a The London Company
Barrow Hanley Global Investors	Large Cap Fund
Value Fund	Fort Washington Investment Advisors, Inc.*
DSM Capital Partners LLC	Balanced Fund
Large Company Growth Fund	Large Cap Focused Fund
Sage Advisory Services, Ltd Co.	Small Company Fund
Core Municipal Bond Fund
LSV Asset Management **
International Value Fund
* Affiliate of the Adviser and wholly-owned subsidiary of Western & Southern.
** Prior to April 30, 2024, the sub-advisor was Fort Washington Investment Advisors, Inc.
The Adviser pays sub-advisory fees to each Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds.

Notes to Financial Statements (Continued)
The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6	Termination Date
Balanced Fund	1.01%	1.78%	0.81%	—	0.64%	October 29, 2024
Core Municipal Bond Fund	0.80%	1.55%	0.55%	0.48%	—	October 29, 2024
International Value Fund*	1.26%	1.89%	0.89%	0.79%	—	April 29, 2025
Large Cap Focused Fund	1.00%	1.79%	0.72%	0.69%	0.65%	October 29, 2024
Large Cap Fund	1.03%	1.78%	0.78%	0.68%	—	October 29, 2024
Large Company Growth Fund	1.04%	1.79%	0.79%	0.69%	—	October 29, 2024
Small Company Fund	1.22%	1.95%	0.89%	0.79%	0.79%	October 29, 2024
Value Fund	1.08%	1.83%	0.83%	0.68%	0.63%	October 29, 2024
*	Prior to April 30, 2024, the expense limitations for Classes A, C, Y, and Institutional Class shares were 1.36%, 1.99%, 0.99% and 0.89%, respectively.
The Expense Limitation Agreement can be terminated, with respect to each Fund, by a vote of the Funds' Board if it deems the termination to be beneficial to the Funds' shareholders.
During the year ended June 30, 2024, the Adviser or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Balanced Fund	$—	$23	$6,397	$6,420
Core Municipal Bond Fund	—	37,964	132,808	170,772
International Value Fund	—	22,115	183,759	205,874
Large Cap Focused Fund	—	8,381	532,217	540,598
Large Cap Fund	—	98,349	232,995	331,344
Large Company Growth Fund	—	148,094	110,971	259,065
Small Company Fund	—	38,278	268,590	306,868
Value Fund	—	227,565	248,215	475,780
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of June 30, 2024, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before June 30, 2025	Expires on or before June 30, 2026	Expires on or before June 30, 2027	Total
Balanced Fund	$4,428	$6,383	$6,420	$17,231
Core Municipal Bond Fund	99,819	85,859	106,066	291,744
International Value Fund	64,511	61,315	87,423	213,249
Large Cap Focused Fund	413,033	562,231	534,098	1,509,362
Large Cap Fund	321,303	274,546	305,525	901,374
Large Company Growth Fund	309,075	258,765	246,627	814,467
Small Company Fund	229,745	299,021	292,662	821,428
Value Fund	498,918	385,367	390,592	1,274,877
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended June 30, 2024.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

Notes to Financial Statements (Continued)
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).
DISTRIBUTION AGREEMENT
The Distributor is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Distribution Agreement between the Trust and the Distributor, the Distributor earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Distributor and the Adviser, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Distributor and its affiliate during the year ended June 30, 2024:
Fund	Amount
Balanced Fund	$ 56,376
Core Municipal Bond Fund	130
International Value Fund	2,053
Large Cap Focused Fund	40,463
Large Cap Fund	553
Large Company Growth Fund	932
Small Company Fund	22,722
Value Fund	3,746
In addition, the Distributor collected CDSC on the redemption of Class A shares and Class C shares of the Funds listed below during the year ended June 30, 2024:
Fund	Class A	Class C
Balanced Fund	$ —	$ 2,953
International Value Fund	61	45
Large Cap Focused Fund	934	762

Notes to Financial Statements (Continued)
Fund	Class A	Class C
Small Company Fund	$945	$112
Value Fund	800	41
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended June 30, 2024, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended June 30, 2024, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Large Cap Focused Fund	3,216,524	$ 143,206,386
Large Cap Fund	857,844	14,001,283
Large Company Growth Fund	648,211	26,160,798
Small Company Fund	7,566,910	20,220,175
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended June 30, 2024, the following Fund participated as a lender in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:
Fund	Daily Average Amount Loaned	Weighted Average Interest Rate	Interest Income*
Large Cap Focused Fund	$ 1,427,989	5.87%	$ 85,086
*	Included in Interest in the Statements of Operations.
During the year ended June 30, 2024, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
International Value Fund	$ 7,419	5.89%	$ 443
Large Company Growth Fund	$ 40,545	5.89%	$ 2,421
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.

Notes to Financial Statements (Continued)
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended June 30, 2024 and June 30, 2023 were as follows:
	Balanced Fund		Core Municipal Bond Fund		International Value Fund
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
From ordinary income	$12,011,292	$9,279,479	$56,917	$51,389	$1,681,923	$1,589,590
From tax-exempt income	—	—	1,426,370	1,273,902	—	—
Total distributions	$12,011,292	$9,279,479	$1,483,287	$1,325,291	$1,681,923	$1,589,590
	Large Cap Focused Fund		Large Cap Fund		Large Company Growth Fund
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
From ordinary income	$20,228,585	$13,237,610	$3,999,402	$1,812,385	$—	$—
From long-term capital gains	2,633,783	26,814,979	987,379	9,064,294	5,206,543	4,964,537
Total distributions	$22,862,368	$40,052,589	$4,986,781	$10,876,679	$5,206,543	$4,964,537
	Small Company Fund		Value Fund
	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2024	Year Ended June 30, 2023
From ordinary income	$—	$48,824	$7,919,186	$11,174,379
From long-term capital gains	1,430,467	19,728,744	4,210,139	26,524,891
Total distributions	$1,430,467	$19,777,568	$12,129,325	$37,699,270
The following information is computed on a tax basis for each item as of June 30, 2024:
	Balanced Fund	Core Municipal Bond Fund	International Value Fund	Large Cap Focused Fund	Large Cap Fund
Tax cost of portfolio investments	$687,082,873	$49,509,668	$102,950,176	$1,795,966,737	$161,691,489
Gross unrealized appreciation on investments	257,860,308	459,696	6,280,536	1,629,960,748	122,030,776
Gross unrealized depreciation on investments	(31,641,638)	(1,212,870)	(5,028,093)	(66,489,442)	(3,835,914)
Net unrealized appreciation (depreciation) on investments	226,218,670	(753,174)	1,252,443	1,563,471,306	118,194,862
Gross unrealized appreciation on foreign currency transactions	22	—	—	—	—
Gross unrealized depreciation on foreign currency transactions and deferred foreign capital gains tax	(50)	—	(10,838)	—	—
Net unrealized appreciation (depreciation) on foreign currency transactions and deferred foreign capital gains tax	(28)	—	(10,838)	—	—
Capital loss carryforwards	(5,851,503)	(1,781,750)	(63,995,140)	—	—
Undistributed ordinary income	261,507	—	677,951	10,381,765	1,403,313
Undistributed capital gains	—	—	5,497,943	13,863,796	2,110,009
Undistributed tax-exempt income	—	1,635	—	—	—
Other temporary differences	(463,204)	(9,686)	(776)	—	—
Accumulated earnings (deficit)	$220,165,442	$(2,542,975)	$(56,578,417)	$1,587,716,867	$121,708,184

Notes to Financial Statements (Continued)
	Large Company Growth Fund	Small Company Fund	Value Fund
Tax cost of portfolio investments	$83,677,184	$825,791,358	$421,324,569
Gross unrealized appreciation on investments	72,048,109	269,893,771	142,120,644
Gross unrealized depreciation on investments	(884,012)	(24,223,622)	(13,916,201)
Net unrealized appreciation (depreciation) on investments	71,164,097	245,670,149	128,204,443
Gross unrealized depreciation on foreign currency transactions	—	(96)	—
Net unrealized appreciation (depreciation) on foreign currency transactions	—	(96)	—
Undistributed ordinary income	427,248	4,658,400	—
Undistributed capital gains	2,188,802	25,720,292	21,954,317
Accumulated earnings (deficit)	$73,780,147	$276,048,745	$150,158,760
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, callable bonds and defaulted debt.
As of June 30, 2024, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Balanced Fund	$ 5,851,503	$ —	$ 5,851,503
Core Municipal Bond Fund	1,282,278	499,472	1,781,750
International Value Fund*	34,167,354	29,827,786	63,995,140
*	Future utilization may be limited under current tax laws.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
During the year ended June 30, 2024, the following Fund utilized capital loss carryforwards:
Fund	Utilized
Balanced Fund	$ 661,301
International Value Fund	8,482,371
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2024, the Funds did not elect to defer any losses.
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating loss, redemptions in-kind, deemed distributions on shareholder redemptions, differing tax and GAAP distribution requirements, acquired capital loss carryforwards have been made to the following Funds for the year ended June 30, 2024:
Fund	Paid-In Capital	Distributable Earnings
International Value Fund	$ 279,263	$ (279,263)
Large Cap Focused Fund	92,861,590	(92,861,590)
Large Cap Fund	6,836,030	(6,836,030)
Large Company Growth Fund	15,440,799	(15,440,799)
Small Company Fund	11,013,801	(11,013,801)
Value Fund	561,550	(561,550)

Notes to Financial Statements (Continued)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Certain Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments, positive or negative, in a particular sector of the market and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cybersecurity – With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to Cybersecurity risks that could result in losses to a Fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A Cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cybersecurity incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. Beginning in March 2022, the Fed began increasing interest rates. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further or begin to decrease interest rates, or the timing, frequency or magnitude of any such increases or decreases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any further increases or decreases generally will cause market interest rates to rise and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly.

Notes to Financial Statements (Continued)
Risks Associated with Liquidity – Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce a Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities, operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Balanced Fund, Touchstone Core Municipal Bond Fund, Touchstone International Value Fund (formerly Touchstone International Equity Fund), Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Small Company Fund and Touchstone Value Fund and the Board of Trustees of Touchstone Strategic Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Balanced Fund, Touchstone Core Municipal Bond Fund, Touchstone International  Value Fund (formerly Touchstone International Equity Fund), Touchstone Large Cap Focused Fund, Touchstone Large Cap Fund, Touchstone Large Company Growth Fund, Touchstone Small Company Fund and Touchstone Value Fund (collectively referred to as the “Funds”), (eight of the funds constituting Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of June 30, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Touchstone Strategic Trust) at June 30, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
August 16, 2024

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2024 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Balanced Fund	55.14%
International Value Fund	100.00%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Large Company Growth Fund	100.00%
Small Company Fund	100.00%
Value Fund	100.00%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended June 30, 2024 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Balanced Fund	50.20%
Large Cap Focused Fund	100.00%
Large Cap Fund	100.00%
Large Company Growth Fund	89.28%
Small Company Fund	100.00%
Value Fund	100.00%
For the fiscal year ended June 30, 2024, the Funds designated long-term capital gains as follows:
International Value Fund	$ 5,777,206
Large Cap Focused Fund	$ 25,313,753
Large Cap Fund	$ 2,896,796
Large Company Growth Fund	$ 8,740,536
Small Company Fund	$ 26,634,785
Value Fund	$ 22,670,720
Of the dividends paid from net investment income during the most-recent fiscal year, 97.26% was designated as exempt interest dividends for federal income tax purposes for the Core Municipal Bond Fund.
Foreign Tax Income & Foreign Tax Credit
The International Value Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended June 30, 2024, the total amount of foreign source income is $3,117,279 or $ 0.46 per share. The total amount of foreign taxes to be paid is $266,151 or $0.04 per share. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website at sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Other Items (Unaudited) (Continued)
Basis for Board’s Approval of New Sub-Advisory Agreement
Touchstone International Value Fund (formerly Touchstone International Equity Fund)
At a meeting of the Board held on February 15, 2024 (the “Meeting”), Touchstone Advisors, Inc. (“Touchstone”) proposed the replacement of Touchstone International Value Fund’s (the “Fund”) (formerly, the Touchstone International Equity Fund), a series of Touchstone Strategic Trust (the “Trust”) then-current sub-adviser, Fort Washington Investment Advisors, Inc. (“Fort Washington”), to the Board of Trustees of the Trust (the “Board” or “Trustees”). The Board approved replacing Fort Washington with LSV Asset Management (“LSV” or the “Sub-Adviser”). In connection with this sub-adviser change, the Board also approved, among other things, changes to the Fund’s investment goal, principal investment strategies, benchmark and name.
Touchstone provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone and LSV. Touchstone provided written and oral information stating the basis for its recommendation to engage LSV. The information also included details regarding LSV, including: (1) investment philosophy and investment strategy; (2) investment management services proposed to be provided to the Fund; (3) investment management personnel; (4) operating history, infrastructure and financial condition; (5) proposed sub-advisory fee that would be paid to LSV by Touchstone; and (6) reputation, expertise and resources as an investment adviser. The Board then held a robust discussion of the items noted above reviewing the written materials that the Board received before the Meeting and all other information that the Board received prior to and at the Meeting.
The Board, including the Trustees who are not interested persons of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”) voting separately, unanimously determined that the approval of the proposed Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. In approving the Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the investment personnel who would be providing such services; (2) LSV’s proposed compensation; (3) the performance of the Fund and that of its International Concentrated Value Strategy (the “International Concentrated Value Strategy”) which Touchstone proposed that LSV use in managing the Fund; and (4) the terms of the Sub-Advisory Agreement. The Board’s consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services to be Provided; Investment Personnel. The Board considered information provided by Touchstone regarding the services to be provided by LSV. The Board considered LSV’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund. The Board noted that LSV would utilize the International Concentrated Value Strategy in managing the Fund.
Anticipated Profitability and Potential Economies of Scale. The Board took into consideration the financial condition of LSV and any direct and indirect benefits to be derived by LSV from its relationship with the Fund. In considering the anticipated level of profitability to LSV, the Board noted the proposed contractual undertaking of Touchstone to maintain expense limitations at lower levels for the shares classes of the Fund, that the proposed sub-advisory fee under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between Touchstone and LSV. As a consequence, the anticipated level of profitability to LSV from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in LSV’s management of the Fund to be a substantial factor in its consideration.
Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to Touchstone and that Touchstone would pay the proposed sub-advisory fee to LSV out of the advisory fee. The Board compared LSV’s proposed sub-advisory fee to the sub-advisory fee paid to Fort Washington. The Trustees noted that although the proposed sub-advisory fee would be higher than the Fund’s current sub-advisory fee, the proposed sub-advisory fee had the potential to be below the median of the Foreign Large Value category. The Board considered the resulting lower amount of the advisory fee to be retained by Touchstone and the amount to be paid to LSV with respect to the various services to be provided by Touchstone and LSV. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided to the Fund by LSV.
Fund Performance. The Board considered the investment performance of the International Concentrated Value Strategy relative to the Touchstone International Equity Fund, the Fund’s then current primary benchmark (the MSCI EAFE Index), the Fund’s proposed primary benchmark (the MSCI All Country World Ex-U.S. Index), the MSCI All Country World Value Ex-U.S. Index and the US Fund Foreign Large Blend Category for the one-year, three-years, five-years, ten-years, and since inception periods ended December 31, 2023. The Board noted in particular that since its August 1, 2004 inception, the International Concentrated Value Strategy had outperformed the Fund’s proposed primary benchmark (the MSCI All Country World Ex-U.S. Index) and the MSCI All Country World Value Ex-U.S. Index on a gross and net basis over the trailing one-year, three-years, five-years, and ten-years. The Board noted that the International Concentrated Value Strategy also had outperformed the Touchstone

Other Items (Unaudited) (Continued)
International Equity Fund on a gross basis over the trailing one-year, three-years, five-years, and ten-years and on a net basis over the trailing one-year, three-years, and ten-years.
Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (1) LSV is qualified to manage the Fund’s assets in accordance with the Fund’s new investment goal and principal investment strategies; (2) LSV maintains an appropriate compliance program; (3) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by LSV; and (4) LSV’s proposed investment strategies are appropriate for managing the Fund. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Adviser
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534467
Pittsburgh, PA 15253-4467
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54BB-TST-AR-2406

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	09/03/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	09/03/2024

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date:	09/03/2024

* Print the name and title of each signing officer under his or her signature.